UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio
BlackRock Fundamental Growth Portfolio
BlackRock Global Allocation Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Portfolio
BlackRock Large Cap Core Portfolio
BlackRock Money Market Portfolio
BlackRock Total Return Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Series Fund, Inc.,
     40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2009

Date of reporting period: 06/30/2009

Item 1 – Report to Stockholders

BlackRock Series Fund, Inc.

  BlackRock Balanced Capital Portfolio
  BlackRock Fundamental Growth Portfolio
  BlackRock Global Allocation Portfolio
  BlackRock Government Income Portfolio
  BlackRock High Income Portfolio
  BlackRock Large Cap Core Portfolio
  BlackRock Money Market Portfolio
  BlackRock Total Return Portfolio

Semi-Annual Report (Unaudited)
June 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops—one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses—and more—between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009

	6-month	12-month

US equities (S&P 500 Index)	3.16%	(26.21)%
Small cap US equities
(Russell 2000 Index)	2.64	(25.01)
International equities (MSCI Europe,
Australasia, Far East Index)	7.95	(31.35)
US Treasury securities (Merrill Lynch
10-Year US Treasury Index)	(8.74)	7.41
Taxable fixed income (Barclays Capital
US Aggregate Bond Index)	1.90	6.05
Tax-exempt fixed income (Barclays
Capital Municipal Bond Index)	6.43	3.77
High yield bonds (Barclays Capital
US Corporate High Yield 2%
Issuer Capped Index)	30.92	(1.91)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

BlackRock Series Fund, Inc.
Portfolio Management Commentary

BlackRock Balanced Capital Portfolio

How did the Portfolio perform?

  Stocks outperformed bonds during the six-month period, as the Russell 1000 Index advanced 4.32%, while the Barclays Capital US Aggregate Bond Index gained 1.90%. In this environment, the Portfolio returned 1.57% and underperformed its blended benchmark, a 60%/40% blend of the Russell 1000 Index and the Barclays Capital US Aggregate Bond Index, respectively, which returned 3.75%.

What factors influenced performance?

  The broad allocation decision among stocks and bonds modestly detracted from performance relative to the blended benchmark.

  The equity component of the portfolio had weak relative returns, as high-quality names—in which the Fund was overweight—underperformed their lower-quality, higher-beta counterparts in the second half of the reporting period. From a sector perspective, stock selection in information technology (IT), health care, consumer discretionary and energy negatively affected performance. The portfolio was hurt by selection in its computer holdings in IT and by selection of pharmaceutical names in health care. In consumer discretionary, the negative effect came from selection in household durables and leisure names and in energy, the equity segment was underweight in the oil-field services companies that rallied in the second half of the period. At the same time, the positive impact of underweighting financials was more than offset by the negative effect of stock selection. In particular, property and casualty insurance holdings underperformed the money-center banks and diversified financials that experienced run-ups over the six months.

  On the positive side, the Portfolio’s fixed income component provided strong results, particularly during the month of May. Performance was positively affected by an overweight exposure to commercial mortgage-backed securities and asset-backed securities, as well as a non-index allocation to non-agency mortgages. The broad fixed income markets saw a reversal of the flight to quality near the end of the period, following the late March announcement of the Public-Private Investment Program. As a result, corporate, mortgage (residential and commercial) and asset-backed securities posted strong performance, while Treasury issues underperformed. The fixed income portion’s yield curve positioning—most notably, a bias towards a flatter curve during the final month of the period—also aided results.

Describe recent Portfolio activity.

  Within the equity portfolio, we increased exposure to the consumer discretionary, technology, financials, and health care sectors, while we reduced exposure to energy, industrials and consumer staples. The largest purchases were International Business Machines Corp., Verizon Communications, Inc., Cisco Systems, Inc. and Goldman Sachs Group, Inc. The largest sales included Exxon Mobil Corp., Hewlett-Packard Co., ConocoPhillips and Occidental Petroleum Corp.

  Within the government-owned/government-related sector of the fixed income market, we reduced exposure to Treasury Inflation Protected Securities in favor of FDIC-guaranteed debt that was trading at more attractive yield levels. We reduced exposure to agency mortgages, selling into strength as the sector performed well for the six months. The proceeds were redeployed into Treasury issues and non-US government guaranteed debt.

Describe Portfolio positioning at period end.

  At the end of the period, the Portfolio was slightly overweight relative to the blended benchmark in equities at 63% of net assets, and was slightly underweight in fixed income at 37% of net assets.

BlackRock Fundamental Growth Portfolio

How did the Portfolio perform?

  The Portfolio underperformed the Russell 1000 Growth Index for the six-month period, but it outperformed the S&P 500 Citigroup Growth Index and the S&P 500 Index. Negative stock selection in the healthcare and financials sectors offset the Portfolio’s excellent results in the information technology (IT) sector. The Portfolio had a return of 10.18% compared to the 11.53%, 7.52% and 3.16% returns of the Russell 1000 Growth Index, the S&P 500 Citigroup Growth Index and the S&P
  500 Index, respectively.

What factors influenced performance?

  Stock selection in health care proved to be the biggest detractor from performance, offsetting the strength in technology and materials. The Portfolio’s investments in biotechnology, which performed very well during the challenging 2008, declined during the period. In addition, major index holding, Schering-Plough Corp. surged on its announced acquisition by Merck & Co., Inc., a rise in which we did not participate. Investments in financials also negatively affected returns, with positions in Travelers Cos., Inc. and Wells Fargo & Co. both declining during the Portfolio’s holding period. Both stocks were sold from the Portfolio.

  On the positive side, the Portfolio’s large investment in IT rose more than 30% during the period, generating strong absolute and relative returns. The Portfolio’s investment in the semiconductor industry delivered the greatest benefit. Significant positions in Apple, Inc. and QUALCOMM, Inc. also contributed strongly. In the materials sector, stock selection boosted relative returns, thanks to the Portfolio’s investment in Freeport-McMoRan Copper & Gold, Inc., which rose in tandem with copper prices on the perceived rebound in global economic activity, and with news of China’s continued expansion.

Describe recent portfolio activity.

  During the six-month period, we significantly increased the Portfolio’s allocation to technology, while we reduced its weightings in health care and consumer staples. In technology, we added to the Portfolio’s investments in Apple, Inc. and Microsoft Corp., and introduced a couple of new stocks. Major sales in health care and consumer staples included Johnson & Johnson, Genzyme Corp. and CVS Caremark Corp.

Describe Portfolio positioning at period end.

  At period end, the Portfolio’s largest overweights relative to the Russell 1000 Growth Index were within energy and telecommunications, while its most substantial underweight was in the consumer staples sector. Notably, consumer staples recently experienced a large increase within the Russell 1000 Growth Index as a result of the annual index reconstitution, which amplified the Portfolio’s underweight in the sector.

BlackRock Global Allocation Portfolio

How did the Portfolio perform?

  The Portfolio outperformed its Reference Portfolio, but underperformed the Financial Times Stock Exchange (FTSE) World Index for the six-month period. The Portfolio had a return of 6.43% compared to the 3.80% and 8.75% returns of its Reference Portfolio and the FTSE World Index, respectively. The Portfolio invests in both equities and bonds; therefore, the Reference Portfolio provides a truer representation of the Portfolio’s composition and a more comparable means for measurement.

What factors influenced performance?

  The Portfolio’s outperformance versus the Reference Benchmark was attributable to its overweight in Brazil, China, India, Russia and Singapore, as well as an underweight and stock selection in the United States. From a sector perspective, the Portfolio’s stock selection in energy and industrials, its underweight and stock selection in utilities and its underweight in consumer staples were all beneficial to Portfolio returns. Additionally, the Portfolio’s investments in US Treasury Inflation Protected Securities and convertible bonds were additive to performance.

  Detracting moderately from the Portfolio’s relative performance were stock selection in Canada, France, South Korea and Taiwan, underweights and stock selection in both the United Kingdom and Australia and an overweight and stock selection in Japan. From a sector perspective, an underweight and stock selection in consumer discretionary, financials and information technology, an overweight allocation in telecommunication services and health care and stock selection in materials detracted from overall Portfolio performance during the period.

  The Portfolio’s cash equivalents contributed to performance, but did not have a significant impact.

Describe recent Portfolio activity.

  During the six-month period, the Portfolio’s equity allocation decreased modestly from 56% to 54% of net assets. Within equities, we decreased the Portfolio’s weightings in North America (4.3)%, Europe (1.4)% and Asia (0.5)%, while increasing its weighting in Latin America 0.8%. On a sector basis, we increased the Portfolio’s equity weightings in materials 1.2%, consumer staples 0.6%, IT 0.5% and energy 0.3%, while decreasing its weighting in consumer discretionary (0.6)%, telecommunication services (0.5)%, financials (0.5)% and industrials (0.3)%.

  The Portfolio’s allocation to fixed income increased from 33% to 37% of net assets, as decreases in Europe (0.9)% were offset by increases in both US 3.4% and Asian 1.0% bonds. The Portfolio’s cash equivalents decreased from 12% to 6% of net assets.

Describe Portfolio positioning at period end.

  The Portfolio ended the period underweight relative to its Reference Portfolio in equities (6.8)%. Within that allocation, the Portfolio was underweight in the United States (7.3)% and Europe (6.5)%, and was overweight in Asia 5.3% and Latin America 1.0%. The Portfolio was underweight in fixed income (4.8)%, notably due to its underweight in US Treasuries and its overweight in cash equivalents 6.0%.

  On a sector basis, the Portfolio was overweight in materials 3.1%, telecommunication services 1.8%, health care 1.4%, energy 1.2% and industrials 0.1%. The Portfolio’s largest sector underweights included financials (4.0)%, consumer discretionary (3.7)%, IT (2.7)%, consumer staples (1.3)% and utilities (1.0)%.

  As for currency exposure, the Portfolio was underweight in the euro (7.3)%, the British pound (2.7)% and the Australian dollar (1.0)%, and was overweight in the Japanese yen 2.4%, the Brazilian real 2.0%, the US dollar 1.8% and several Asian currencies, including the Chinese renminbi 1.6%, the Singapore dollar 1.1%, the Malaysian ringgit 1.1% and the Indian rupee 0.7%.

BlackRock Government Income Portfolio

How did the Portfolio perform?

  For the six-month period, the Portfolio underperformed its benchmark, a 50%/50% composite of the Barclays Capital Mortgage-Backed Securities Index and the Merrill Lynch 10-Year Treasury Index, as the Portfolio had a return of (3.53)% compared to the (3.02)% return of its benchmark.

What factors influenced performance?

  The Portfolio’s long duration relative to the benchmark detracted from performance as interest rates rose throughout the period.

  On the positive side, the broad fixed income markets saw a reversal of the flight-to-quality trade during the second half of the period, which caused Treasuries to underperform virtually all sectors of the markets. Accordingly, the Portfolio’s underweight in Treasuries, and subsequent overweight in mortgages, benefited performance. Agency mortgages performed well for most of the period, aided by the Federal Reserve’s mortgage purchase program. Modest exposure to non-government debt, specifically a weighting in non-agency mortgages, also aided results, as the sector experienced significant spread tightening following the announcement of the Public-Private Investment Program (PPIP) in late March.

  The Portfolio maintained moderate levels of cash during the period, which did not impact performance.

Describe recent Portfolio activity.

  During the first quarter, we decreased the Portfolio’s exposure to Treasuries as yields dropped in response to a flight to quality. Subsequently, during the second quarter, we added back Treasury exposure as yields increased to levels last seen late in 2008. This move was funded by a reduction in the Portfolio’s allocation to agency mortgages, selling into strength as mortgages continued to trade up to higher dollar price levels during the period. Within the mortgage sector, we shifted our maturity bias from an overweight in 15-year pools to an underweight. In turn, the Portfolio moved from an underweight to a benchmark weighting in 30-year mortgages, taking advantage of volatility in the mortgage sector and the relative attractiveness of longer-dated pools.

Describe Portfolio positioning at period end.

  Although we increased Treasury holdings during the second quarter, the Portfolio remains slightly underweight relative to the benchmark. The Portfolio is also underweight in agency mortgages, and instead holds a roughly 5% exposure to non-agency mortgages, focusing specifically on Prime and Alternative A-paper issues that are senior in the capital structure and backed by strong collateral. Although spreads on nonagency mortgages have tightened significantly, they continue to trade at attractive levels on a historical basis and should benefit further from current government initiatives, including the Term Asset-Backed Securities Loan Facility and PPIP. At period-end, the Portfolio was neutral duration relative to the benchmark.

BlackRock High Income Portfolio

How did the Portfolio perform?

  The Portfolio underperformed the benchmark Barclays Capital US Corporate High Yield 2% Issuer Capped Index for the six-month period, as the Portfolio had a return of 24.48% compared to the 30.92% return of the Index.

What factors influenced performance?

  Negatively impacting Portfolio performance for the period was its exposure to BBB- and BB-rated credits. An underweight in the banking sector and security selection within the wireless sector also detracted from returns. Additionally, the Portfolio’s cash allocation hindered results, as cash noticeably underperformed non-investment-grade bonds during the period.

  Also worth mentioning, several factors have amplified the benchmark’s overall outperformance of the Portfolio, as well as its Lipper peer group. The returns of the index for the first six months of 2009 were extremely high due to the rapid pace of new issuance in the high yield market. Moreover, smaller, illiquid, high yield issuers; highly volatile, consumer-sensitive sectors; and financial issuers—which were downgraded from investment-grade to high yield and, subsequently, rallied sharply—all drove the benchmark to post astounding returns for the period. In this environment, it has been extremely difficult for nearly every fund to keep up, as the index is not completely “investable” and has more than 1,500 individual securities. At period-end, only five out of approximately 111 funds in the Lipper High Current Yield Debt funds category outperformed the index.

  On the positive side, security selection within B-rated and CCC-rated securities contributed to Portfolio performance during the period, as did security selection in the health care and media cable sectors. Additionally, the Portfolio’s moderate exposure to bank loans boosted returns, as bank loans outperformed traditional high yield bonds.

Describe recent Portfolio activity.

  During the period, the high yield and corporate investment-grade primary markets saw a robust abundance of new issuance. We actively participated in both by purchasing higher-quality, defensive credits that came into the market illustrating good fundamentals, as well as solid cash flows and earnings. We have since sold down some of our investment-grade new issues to take profits, as many of these bonds appreciated nicely during the period.

  Recently, we have been increasing exposure to new first-lien, senior-secured bond deals from the high yield primary market, whose proceeds were used by the issuing companies to refinance or satisfy accompanying bank loan debt. These bonds provide superior downside protection to unsecured bonds, and their terms and covenant structures are far more attractive than the bonds issued in the recent few years.

Describe Portfolio positioning at period end.

  At period end, the Portfolio held a large underweight in BB-rated issues, a small underweight in B-rated securities, and a small overweight in CCC-rated issues. On a sector basis, the Portfolio was overweight in the independent energy, automotive and wirelines sectors, and was underweight in technology, health care and banking. At the end of the period, the Portfolio had an average credit rating of B+ and a yield of 11.87%.

  While near-term default risk has eased somewhat, it is expected that the market will continue to see a trend of rising defaults of significant volumes. We contend that this risk is priced into the high yield market, and that the valuations and attractive yields offered by sub-investment-grade paper provide a substantial degree of protection against downside risk. Going forward, weakening corporate earnings and high levels of leverage will likely spur a large degree of volatility, but we believe there remain promising opportunities and companies with great relative value in the high yield space.

BlackRock Large Cap Core Portfolio

How did the Portfolio perform?

  The Portfolio underperformed the benchmark Russell 1000 Index for the six-month period, as the Portfolio had a return of 0.78% compared to the 4.32% return of the Index.

What factors influenced performance?

  On the whole, our high-quality bias was a hindrance in a market that experienced a dramatic reversal of risk aversion. The market favored lower-quality, higher-beta stocks, a segment of the market in which the Portfolio is underweight.

  From a sector perspective, stock selection in consumer discretionary and energy negatively affected performance. In energy, the Portfolio was underweight in the oil-field services companies that rallied during the second half of the period. At the same time, the positive impact of underweighting financials was more than offset by the negative effect of stock selection. In particular, the Portfolio’s property and casualty insurance holdings underperformed the money-center banks and diversified financials that experienced run-ups over the six months.

  The biggest individual detractors for the period included Capital One Financial Corp., Sunoco, Inc., Biogen Idec, Inc. and United Health Group, Inc. An underweight in Apple, Inc., Goldman Sachs Group, Inc., Google, Inc. and JPMorgan Chase & Co. also hurt performance.

  On the positive side, an underweight in both utilities and industrials helped performance. The Portfolio’s industrial holdings in the defense contracting area were the main contributors to performance. An underweight in consumer staples was also modestly helpful. At current valuations, we are not willing to overpay for the perceived defensiveness of staples companies, many of which face the challenges of managing price versus input costs in a volatile commodity price and recessionary environment.

  The biggest individual contributors to performance were Western Digital Corp., Schering-Plough Corp., Noble Corp., Nabor Industries Ltd., and JDS Uniphase Corp. An underweight position in General Electric Co. also enhanced returns.

Describe recent Portfolio activity.

  During the six months, we increased exposure to health care, consumer discretionary and telecommunications services, while we reduced exposure to energy, industrials and information technology (IT).

  The largest purchases within the Portfolio were Cisco Systems, Inc., Verizon Communications, Inc., Goldman Sachs Group, Inc., UnitedHealth Group, Inc. and Archer-Daniels-Midland Co. The largest sales included Exxon Mobil Corp., ConocoPhillips, Occidental Petroleum Corp., Hewlett-Packard Co. and Union Pacific Corp.

Describe Portfolio positioning at period end.

  As of June 30, 2009, the Portfolio was overweight relative to the benchmark in health care, consumer discretionary, IT and telecommunication services, and underweight in financials, consumer staples, industrials, materials and utilities.

  The bottoming in equity prices in March and the recent rise in the index of leading economic indicators are consistent with the US (and global) recession ending within the next several months. Policymakers around the world have engaged in widespread stimulus measures, which we believe have helped forestall a wider financial crisis. Whether these measures will translate into a more lasting and sustainable recovery remains to be seen. On balance, we believe that although a number of risks remain, we should see a recovery unfold over the next several months.

BlackRock Total Return Portfolio

How did the Portfolio perform?

  The Portfolio outperformed the benchmark Barclays Capital US Aggregate Bond Index for the six-month period, as the Portfolio had a return of 5.56% compared to the 1.90% return of the Index.

What factors influenced performance?

  Portfolio performance for the period was positively affected by our overweight exposure to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), as well as our non-index allocation to non-agency mortgages. The broad fixed income markets saw a reversal of the flight to quality near the end of the period, following the late March announcement of the Public-Private Investment Program (PPIP). As a result, corporate, mortgage (residential and commercial) and asset-backed securities posted strong performance, while Treasury issues underperformed. The Portfolio’s yield curve positioning—most notably, a bias towards a flatter curve during the final month of the period—also benefited performance.

  Detracting from results was a slightly longer duration relative to the benchmark, as nominal yields rose during the period.

Describe recent Portfolio activity.

  Within the government-owned/government-related sector, we reduced exposure to Treasury Inflation Protected Securities in favor of FDIC-guaranteed debt that was trading at more attractive yield levels. We reduced exposure to agency mortgages, selling into strength as the sector performed well for the six months. The proceeds were redeployed into Treasuries and non-US government guaranteed debt.

Describe Portfolio positioning at period end.

  We currently hold an underweight in US Treasury issues, agency debentures, FDIC-guaranteed debt and agency mortgages. At the same time, we remain overweight in seasoned CMBS paper and ABS and we continue to hold a modest non-index allocation to non-agency mortgages, preferring to hold these spread assets that remain undervalued on a historical basis. These sectors, particularly CMBS and non-agency mortgages, should benefit from the expansion of the Term Asset-Backed Securities Loan Facility and the creation of PPIP. We also hold a slight overweight exposure to corporate bonds, with a focus on the industrial sector and a modest position in high yield credit. At period end, the Portfolio maintained a neutral duration and yield curve position relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BlackRock Series Fund, Inc.
Performance Information
As of June 30, 2009

	Standardized 30-Day Yield	6-Month Total Returns[1]	Average Annual Total Returns[1]
			1 Year	5 Years	10 Years

BlackRock Balanced Capital Portfolio	—[2]	1.57%	(19.92)%	(0.17)%	0.60%

BlackRock Fundamental Growth Portfolio	—[2]	10.18	(25.29)	(0.96)	(1.82)

BlackRock Global Allocation Portfolio	—[2]	6.43	(14.37)	7.40	5.84

BlackRock Government Income Portfolio	4.52%	(3.53)	2.99	4.02	5.11

BlackRock High Income Portfolio	10.35	24.48	(10.63)	2.12	3.09

BlackRock Large Cap Core Portfolio	—[2]	0.78	(29.14)	(0.32)	0.51

BlackRock Total Return Portfolio	5.23	5.56	(2.03)	2.47	4.45

[1]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[2]	Yields are not applicable for this type of fund.

Current Seven-Day Yield	06/30/09

BlackRock Money Market Portfolio	0.22%

          Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment

BlackRock Balanced Capital Portfolio

[1]

Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in US and foreign equity and fixed income securities.

[2]

This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]

This unmanaged market-weighted Index is comprised of US government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

[4]

This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio now uses this Index as its equity benchmark rather than the S&P 500 Index because it better reflects the Portfolio’s investment strategies.

[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)

BlackRock Fundamental Growth Portfolio

[1]

Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Fundamental Growth Portfolio invests in equity securities of US companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

[2]

This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]

This unmanaged index is designed to provide a comprehensive measure of large-cap US equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

[4]

This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. The Portfolio now uses this index as its benchmark rather than the S&P 500 Citigroup Growth Index because it better reflects the Portfolio’s investment strategies.

Past performance is not indicative of future results.

BlackRock Global Allocation Portfolio

[1]

Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

[2]	This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.
[3]

This Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% of the FTSE World Index (excluding US) Equities; 24% of the Merrill Lynch Treasury Index GA05; and 16% of the Citigroup World Government Bond Index (excluding US).

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)

BlackRock Government Income Portfolio

[1]

Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Government Income Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the US government or US government agencies or government-sponsored enterprises.

[2]

The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year U.S. Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year US Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

BlackRock High Income Portfolio

[1]

Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities, such as corporate bonds, mortgage-backed securities, convertible securities, preferred stocks and government obligations.

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Concluded)

BlackRock Large Cap Core Portfolio

[1]

Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Large Cap Core Portfolio generally invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

[2]	This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past performance is not indicative of future results.

BlackRock Total Return Portfolio

[1]

Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio normally invests at least 80% of its net assets in fixed income securities.

[2]

This unmanaged market-weighted Index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Portfolio expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Actual	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[1]	Annualized Expense Ratio

BlackRock Balanced Capital Portfolio	$1,000	$1,015.70	$2.22	0.45%

BlackRock Fundamental Growth Portfolio	$1,000	$1,101.80	$2.53	0.49%

BlackRock Global Allocation Portfolio (excluding dividend expense)	$1,000	$1,064.30	$2.48	0.49%

BlackRock Global Allocation Portfolio (including dividend expense)	$1,000	$1,064.30	$2.58	0.51%

BlackRock Government Income Portfolio	$1,000	$964.70	$2.46	0.51%

BlackRock High Income Portfolio	$1,000	$1,244.80	$2.70	0.49%

BlackRock Large Cap Core Portfolio	$1,000	$1,007.80	$2.36	0.48%

BlackRock Money Market Portfolio	$1,000	$1,005.90	$2.41	0.49%

BlackRock Total Return Portfolio (excluding interest expense)	$1,000	$1,055.60	$2.52	0.50%

BlackRock Total Return Portfolio (including interest expense)	$1,000	$1,055.60	$2.62	0.52%

Hypothetical (5% annual return before expenses)[2]

BlackRock Balanced Capital Portfolio	$1,000	$1,022.57	$2.23	0.45%

BlackRock Fundamental Growth Portfolio	$1,000	$1,022.37	$2.43	0.49%

BlackRock Global Allocation Portfolio (excluding dividend expense)	$1,000	$1,022.37	$2.43	0.49%

BlackRock Global Allocation Portfolio (including dividend expense)	$1,000	$1,022.37	$2.53	0.51%

BlackRock Government Income Portfolio	$1,000	$1,022.00	$2.53	0.51%

BlackRock High Income Portfolio	$1,000	$1,022.10	$2.43	0.49%

BlackRock Large Cap Core Portfolio	$1,000	$1,022.42	$2.38	0.48%

BlackRock Money Market Portfolio	$1,000	$1,022.10	$2.43	0.49%

BlackRock Total Return Portfolio (excluding interest expense)	$1,000	$1,022.05	$2.48	0.50%

BlackRock Total Return Portfolio (including interest expense)	$1,000	$1,021.95	$2.58	0.52%

[1]

Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 for BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, 180/367 for BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Total Return Portfolio and BlackRock Money Market Portfolio (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most fiscal half year divided by 365.

BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2009

Percent of
Long Term
Portfolio Composition for BlackRock Balanced Capital Portfolio	Investments

Common Stocks	55%
U.S. Government Agency Mortgage-Backed Securities	18
Corporate Bonds	8
Non-U.S.Government Agency Mortgage-Backed Securities	8
U.S. Government Obligations	5
Asset-Backed Securities	2
U.S. Government Agency Mortgage-Backed Securities—Collateralized Mortgage Obligations	1
Preferred Securities	1
Foreign Government Obligations	1

Percent of
Long-Term
Sector Allocation for BlackRock Fundamental Growth Portfolio	Investments

Information Technology	33%
Health Care	17
Consumer Staples	12
Industrials	11
Consumer Discretionary	10
Energy	7
Financials	5
Materials	3
Telecommunication Services	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

			Reference
	Percent of		Portfolio[4]
Portfolio Composition for BlackRock Global Allocation Portfolio	Net Assets		Percentages

U.S. Equities	29%[1]		36%
European Equities	6	[1]	13
Pacific Basin Equities	13	[1]	8
Other Equities	5		3
Total Equities	53	[2]	60
U.S. Dollar Denominated Fixed Income Securities	19		24
U.S. Issuers	13		—
Non-U.S. Issuers	6		—
Non-U.S. Dollar Denominated Fixed Income Securities	11		16
Total Fixed Income Securities	30		40
Cash & Cash Equivalents	17	[3]	—

[1]	Includes value of financial futures contracts.
[2]	Included Preferred Stock.
[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
[4]

The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (excluding US) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (excluding US).

BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2009 (Continued)

Percent of
Long-Term
Portfolio Composition for BlackRock Government Income Portfolio	Investments

U.S. Government Agency Mortgage-Backed Securities	77%
U.S. Government Obligations	19
U.S. Government Agency Sponsored Mortgage-Backed Securities—Collateralized Mortgage	3
Non-U.S. Government Agency Sponsored Mortgage-Backed Securities	1

Percent of
Corporate Bond
and Capital
Trust
Credit Quality Allocation for BlackRock High Income Portfolio[1]	Investments

A/A	1%
BBB/Baa	8
BB/Ba	37
B/B	31
CCC/Caa	18
CC/Ca	1
D	2
Not Rated	2

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

Percent of
Long-Term
Sector Allocation for BlackRock Large Cap Core Portfolio	Investments

Health Care	23%
Information Technology	21
Consumer Discretionary	19
Energy	13
Industrials	7
Financials	6
Telecommunication Services	5
Consumer Staples	4
Materials	1
Utilities	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Percent of
Portfolio Composition for BlackRock Money Market Portfolio	Net Assets

Commercial Paper	45%
U.S. Government, Agency & Instrumentality Obligations	22
Certificates of Deposit—Yankee	21
Corporate Notes	6
Certificates of Deposit	3
U.S. Treasury Obligations	3

BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2009 (Concluded)

Percent of
Long-Term
Portfolio Composition for BlackRock Total Return Portfolio	Investments

U.S. Government Sponsored Agency Mortgage-Backed Securities	41%
Corporate Bonds	18
Non-U.S. Government Agency Sponsored Mortgage-Backed Securities	17
U.S. Government & Agency Obligations	12
Asset-Backed Securities	6
U.S. Government Agency Sponsored Mortgage-Backed Obligations—Collateralized Mortgage	2
Preferred Securities	2
Foreign Government Obligations	1
Municipal Bonds	1

The Benefits and Risks of Leveraging

Certain Portfolios may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through the issuance of short-term debt or through other techniques, including entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveaging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolios on their longer-term portfolio investments. To the extent that the total assets of the Portfolios (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolios’ shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on the Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased returns to the Portfolios, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolios’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolios’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolios may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolios to incur losses. The use of leverage may limit the Portfolios’ ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolios will incur expenses in connection with the use of leverage, all of which are borne by the Portfolios’ shareholders and may reduce investment returns.

Derivative Instruments

Certain Portfolios may invest in various derivative instruments, including swaps, swaptions, financial futures contracts, foreign currency exchange contracts and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Portfolios’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolios to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolios can realize on an investment or may cause the Portfolios to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—2.8%
Goodrich Corp.	66,000	$3,298,020
L-3 Communications Holdings, Inc.	46,000	3,191,480
Lockheed Martin Corp.	35,000	2,822,750
Northrop Grumman Corp.	20,000	913,600
Raytheon Co.	86,000	3,820,980

		14,046,830

Beverages—0.6%
The Coca-Cola Co.	17,000	815,830
Hansen Natural Corp. (a)	76,000	2,342,320

		3,158,150

Biotechnology—1.7%
Amgen, Inc. (a)	97,000	5,135,180
Biogen Idec, Inc. (a)	74,000	3,341,100

		8,476,280

Capital Markets—1.2%
The Goldman Sachs Group, Inc.	39,000	5,750,160

Commercial Banks—0.2%
Wells Fargo & Co.	43,000	1,043,180

Communications Equipment—1.5%
Cisco Systems, Inc. (a)	368,000	6,859,520
F5 Networks, Inc. (a)	14,000	484,260

		7,343,780

Computers & Peripherals—4.6%
Apple, Inc. (a)	9,000	1,281,870
EMC Corp. (a)	306,000	4,008,600
International Business Machines Corp.	76,000	7,935,920
Lexmark International, Inc. Class A (a)	128,000	2,028,800
NetApp, Inc. (a)	86,000	1,695,920
QLogic Corp. (a)	225,000	2,853,000
Western Digital Corp. (a)	126,000	3,339,000

		23,143,110

Diversified Consumer Services—0.7%
Apollo Group, Inc. Class A (a)	51,000	3,627,120

Diversified Financial Services—0.3%
JPMorgan Chase & Co.	49,000	1,671,390

Diversified Telecommunication Services—2.4%
AT&T Inc.	100,000	2,484,000
Qwest Communications International, Inc.	836,000	3,469,400
Verizon Communications, Inc.	202,000	6,207,460

		12,160,860

Electronic Equipment, Instruments & Components—0.6%
Ingram Micro, Inc. Class A (a)	185,000	3,237,500

Energy Equipment & Services—2.4%
Diamond Offshore Drilling, Inc.	41,000	3,405,050
ENSCO International, Inc.	84,000	2,929,080
Noble Corp.	94,000	2,843,500
Tidewater, Inc.	67,000	2,872,290

		12,049,920

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc.	12,000	581,280

Food Products—0.8%
Archer-Daniels-Midland Co.	141,000	3,774,570

Health Care Providers & Services—8.0%
Aetna, Inc.	139,000	3,481,950
AmerisourceBergen Corp.	184,000	3,264,160
Community Health Systems, Inc. (a)	127,000	3,206,750
Express Scripts, Inc. (a)	30,000	2,062,500
Humana, Inc. (a)	82,000	2,645,320
LifePoint Hospitals, Inc. (a)	121,000	3,176,250
Lincare Holdings, Inc. (a)	124,000	2,916,480
Medco Health Solutions, Inc. (a)	86,000	3,922,460
Omnicare, Inc.	118,000	3,039,680
Quest Diagnostics, Inc.	65,000	3,667,950
UnitedHealth Group, Inc.	170,000	4,246,600
WellPoint, Inc. (a)	80,000	4,071,200

		39,701,300

Hotels, Restaurants & Leisure—0.7%
Darden Restaurants, Inc.	101,000	3,330,980

Household Durables—2.0%
D.R. Horton, Inc.	263,000	2,461,680
KB Home	181,000	2,476,080
MDC Holdings, Inc.	86,000	2,589,460
Toll Brothers, Inc. (a)	156,000	2,647,320

		10,174,540

Household Products—0.4%
The Procter & Gamble Co.	41,000	2,095,100

IT Services—3.4%
Accenture Ltd. Class A	121,000	4,048,660
Affiliated Computer Services, Inc. Class A (a)	61,000	2,709,620
Computer Sciences Corp. (a)	79,000	3,499,700
Hewitt Associates, Inc. Class A (a)	98,000	2,918,440
The Western Union Co.	218,000	3,575,200

		16,751,620

Industrial Conglomerates—0.3%
General Electric Co.	126,000	1,476,720

Insurance—2.1%
Chubb Corp.	92,000	3,668,960
The Travelers Cos., Inc.	95,000	3,898,800
UnumProvident Corp.	185,000	2,934,100

		10,501,860

Internet Software & Services—0.1%
Google, Inc. Class A (a)	1,000	421,590

Multiline Retail—2.3%
Big Lots, Inc. (a)	40,000	841,200
Dollar Tree, Inc. (a)	78,000	3,283,800
Family Dollar Stores, Inc.	113,000	3,197,900
Kohl’s Corp. (a)	74,000	3,163,500
Macy’s, Inc.	100,000	1,176,000

		11,662,400

Oil, Gas & Consumable Fuels—6.1%
Anadarko Petroleum Corp.	86,000	3,903,540
Chevron Corp.	117,000	7,751,250
Exxon Mobil Corp.	130,000	9,088,300
Marathon Oil Corp.	132,000	3,977,160
Murphy Oil Corp.	49,000	2,661,680
Tesoro Corp.	224,000	2,851,520

		30,233,450

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list.

AMT	Alternative Minimum Tax
GO	General Obligation Bonds
LIBOR	London Interbank Offered Rate
RB	Refunding Bonds

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

Personal Products—0.7%
Herbalife Ltd.		115,000	$3,627,100

Pharmaceuticals—5.4%
Bristol-Myers Squibb Co.		84,000	1,706,040
Endo Pharmaceuticals Holdings, Inc. (a)		144,000	2,580,480
Forest Laboratories, Inc. (a)		133,000	3,339,630
Johnson & Johnson		153,000	8,690,400
Pfizer, Inc.		444,000	6,660,000
Schering-Plough Corp.		16,000	401,920
Watson Pharmaceuticals, Inc. (a)		104,000	3,503,760

			26,882,230

Professional Services—0.7%
Manpower, Inc.		75,000	3,175,500

Semiconductors & Semiconductor Equipment—0.7%
National Semiconductor Corp.		253,000	3,175,150

Software—4.0%
BMC Software, Inc. (a)		97,000	3,277,630
CA, Inc.		192,000	3,346,560
Compuware Corp. (a)		429,000	2,942,940
McAfee, Inc. (a)		84,000	3,543,960
Microsoft Corp.		135,000	3,208,950
Oracle Corp.		38,000	813,960
Synopsys, Inc. (a)		145,000	2,828,950

			19,962,950

Specialty Retail—5.3%
Advance Auto Parts, Inc.		79,000	3,277,710
AutoZone, Inc. (a)		22,000	3,324,420
Foot Locker, Inc.		270,000	2,826,900
The Gap, Inc.		217,000	3,558,800
Limited Brands, Inc.		261,000	3,124,170
Penske Auto Group, Inc.		7,000	116,480
Ross Stores, Inc.		87,000	3,358,200
The Sherwin-Williams Co.		62,000	3,332,500
TJX Cos., Inc.		116,000	3,649,360

			26,568,540

Textiles, Apparel & Luxury Goods—1.3%
Coach, Inc.		129,000	3,467,520
Polo Ralph Lauren Corp.		61,000	3,265,940

			6,733,460

Total Common Stocks—63.4%			316,538,620

Fixed Income Securities

		Par
Asset-Backed Securities		(000)

ACE Securities Corp. Series 2005-ASP1
Class M1, 0.99%, 9/25/35 (b)	USD	950	73,625
American Express Issuance Trust Series
2008-2 Class A, 4.02%, 1/18/11		1,660	1,685,149
Bear Stearns Asset Backed Securities Trust (b):
Series 2005-4 Class A, 0.64%,
1/25/36		162	147,856
Series 2005-HE10 Class A2,
0.60%, 11/25/35		292	177,906
Series 2005-SD1 Class 1A2,
0.61%, 7/25/27		547	501,981

Carrington Mortgage Loan Trust
Series 2006-NC5 Class A1,
0.36%, 1/25/37 (b)	744	618,015
Countrywide Asset Backed Certificates
Series 2004-13 Class AF4,
4.58%, 1/25/33 (b)	677	480,832
First Franklin Mortgage Loan Asset Backed
Certificates Series 2005-FF10
Class A6, 0.66%, 11/25/35 (b)	814	228,370
Honda Auto Receivables Owner Trust Series
2006-3 Class A3, 5.12%, 10/15/10	428	430,748
IndyMac Residential Asset Backed Trust Series
2006-E Class 2A1, 0.37%, 4/25/37 (b)	359	340,411
Irwin Home Equity Corp. Series 2005-C
Class 1A1, 0.57%, 4/25/30 (b)	117	108,211
Lehman XS Trust Series 2005-5N Class 3A2,
0.67%, 11/25/35 (b)	667	180,624
Long Beach Mortgage Loan Trust
Series 2006-11 Class 2A1, 0.37%,
12/25/36 (b)	366	264,469
Morgan Stanley ABS Capital I
Series 2005-HE1 Class A2MZ, 0.61%,
12/25/34 (b)	78	43,448
New Century Home Equity Loan Trust
Series 2005-2 Class A2MZ, 0.57%,
6/25/35 (b)	231	115,299
Nissan Auto Receivables Owner Trust
Series 2006-A Class A4, 4.77%,
7/15/11	1,252	1,267,709
Park Place Securities, Inc. Series
2005-WCH1 (b):
Class A1B, 0.61%, 1/25/35	45	43,786
Class A3D, 0.65%, 1/25/35	67	64,604
RAAC Series 2005-SP2 Class 2A, 0.61%,
6/25/44 (b)	881	400,095
Residential Asset Mortgage Products, Inc.
Series 2005-RS3 Class AI2, 0.48%,
3/25/35 (b)	74	72,037
SLM Student Loan Trust (b):
Series 2005-4 Class A2, 1.17%,
4/26/21	470	461,304
Series 2008-5 Class A2, 2.19%,
10/25/16	1,710	1,675,631
Series 2008-5 Class A3, 2.39%,
1/25/18	430	420,373
Series 2008-5 Class A4, 2.79%,
7/25/23	1,160	1,163,171
Soundview Home Equity Loan Trust
Series 2005-OPT3 Class A4, 0.61%,
11/25/35 (b)	1,800	1,431,303
Structured Asset Investment Loan Trust (b):
Series 2003-BC6 Class M1, 1.06%,
7/25/33	1,314	743,900
Series 2003-BC7 Class M1, 1.06%,
7/25/33	1,123	597,725
Series 2004-8 Class M4, 1.31%,
9/25/34	269	132,778
Structured Asset Securities Corp.
Series 2004-23XS Class 2A1, 0.61%,
1/25/35 (b)	310	151,515

Total Asset-Backed Securities—2.8%		14,022,875

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Aerospace & Defense—0.1%
L-3 Communications Corp.:
5.88%, 1/15/15	USD	270	$239,625
Series B, 6.38%, 10/15/15		12	10,890

			250,515

Air Freight & Logistics—0.2%
United Parcel Service, Inc.:
3.88%, 4/01/14		1,125	1,160,078
6.20%, 1/15/38		30	32,821

			1,192,899

Airlines—0.0%
American Airlines, Inc. Series 2003-1,
3.86%, 1/09/12		171	158,644

Building Products—0.0%
Masco Corp., 7.13%, 8/15/13		140	124,304

Capital Markets—0.9%
The Bear Stearns Cos., Inc., 1.51%,
7/19/10 (b)		350	350,265
The Goldman Sachs Group, Inc., 5.25%,
10/15/13		580	591,945
Lehman Brothers Holdings, Inc., 6.75%,
12/28/17 (a)(c)		490	49
Morgan Stanley, 0.79%, 1/09/12 (b)		2,340	2,109,292
UBS AG:
5.75%, 4/25/18		600	546,442
Series DPNT, 5.88%, 12/20/17		970	903,322

			4,501,315

Chemicals—0.1%
Huntsman International LLC:
7.88%, 11/15/14		295	233,788
7.38%, 1/01/15		85	66,725
NOVA Chemicals Corp.:
6.50%, 1/15/12		70	65,800
4.54%, 11/15/13 (b)		160	132,400

			498,713

Commercial Banks—0.8%
Corporacion Andina de Fomento, 6.88%,
3/15/12		435	458,609
Danske Bank A/S, 2.50%, 5/10/12 (d)		800	803,120
Dexia Credit Local, 2.38%, 9/23/11 (d)		645	645,700
Eksportfinans A/S, 5.50%, 5/25/16		575	579,779
Kreditanstalt fuer Wiederaufbau, 3.50%,
3/10/14		1,675	1,709,201

			4,196,409

Consumer Finance—0.2%
SLM Corp.:
5.40%, 10/25/11		475	427,210
5.13%, 8/27/12		825	705,671

			1,132,881

Diversified Consumer Services—0.1%
Leland Stanford Junior University, 4.25%,
5/01/16		275	269,720

Diversified Financial Services—1.1%
Bank of America Corp., 6.00%, 9/01/17		110	100,012
Citigroup Funding, Inc., 2.13%, 7/12/12		840	840,116
General Electric Capital Corp.:
5.00%, 11/15/11		2,040	2,100,423
2.13%, 12/21/12		655	650,493
JPMorgan Chase Bank NA:
6.00%, 7/05/17		570	555,206
Series BKNT, 6.00%, 10/01/17		530	515,869
LeasePlan Corp. NV, 3.00%, 5/07/12 (d)		1,100	1,104,081

			5,866,200

Diversified Telecommunication Services—0.6%
AT&T, Inc., 6.50%, 9/01/37	1,000	991,848
GTE Corp., 6.84%, 4/15/18	250	260,312
Qwest Communications International, Inc.:
7.50%, 2/15/14	70	63,875
Series B, 7.50%, 2/15/14	30	27,375
Qwest Corp., 8.38%, 5/01/16 (d)	225	217,125
Telefonica Emisiones SAU,
4.95%, 1/15/15	625	635,284
Verizon Communications, Inc.,
8.75%, 11/01/18	700	829,135

		3,024,954

Electric Utilities—0.2%
Florida Power & Light Co., 5.95%,
2/01/38	325	347,744
Florida Power Corp., 6.40%, 6/15/38	175	194,585
Nevada Power Co., 6.65%, 4/01/36	335	340,732

		883,061

Food Products—0.1%
Kraft Foods, Inc., 6.13%, 8/23/18	250	258,901

Health Care Providers & Services—0.1%
UnitedHealth Group, Inc., 5.80%, 3/15/36	315	254,790

Hotels, Restaurants & Leisure—0.1%
American Real Estate Partners LP, 7.13%,
2/15/13	45	40,613
Harrah’s Operating Co., Inc., 10.00%,
12/15/18 (d)	85	48,875
Wendy’s International, Inc., 6.25%,
11/15/11	360	346,500

		435,988

Household Durables—0.6%
Centex Corp.:
4.55%, 11/01/10	260	254,150
5.13%, 10/01/13	885	796,500
D.R. Horton, Inc.:
6.88%, 5/01/13	525	491,531
6.13%, 1/15/14	630	563,850
5.63%, 9/15/14	150	128,250
KB Home, 6.38%, 8/15/11	445	429,425
Lennar Corp. Series B, 5.60%, 5/31/15	240	189,000
Pulte Homes, Inc., 5.20%, 2/15/15	180	150,300
Ryland Group, Inc., 5.38%, 5/15/12	165	155,100
Toll Brothers Finance Corp., 4.95%,
3/15/14	150	134,758

		3,292,864

IT Services—0.1%
First Data Corp., 9.88%, 9/24/15	380	269,800
Sabre Holdings Corp., 6.35%, 3/15/16	680	448,800

		718,600

Independent Power Producers & Energy Traders—0.1%
TXU Corp., 5.55%, 11/15/14	800	505,136
Texas Competitive Electric Holdings Co. LLC
Series B, 10.25%, 11/01/15	299	186,128

		691,264

Insurance—0.4%
Hartford Life Global Funding Trusts, 0.81%,
6/16/14 (b)	1,050	656,658
Metropolitan Life Global Funding I (d):
5.13%, 4/10/13	925	940,796
5.13%, 6/10/14	375	372,082

		1,969,536

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Internet & Catalog Retail—0.1%
Expedia, Inc., 7.46%, 8/15/18	USD	380	$361,000

Media—0.8%
Comcast Corp.:
5.85%, 1/15/10		505	513,443
6.45%, 3/15/37		460	453,348
6.95%, 8/15/37		90	93,841
Cox Communications, Inc.:
7.13%, 10/01/12		365	392,359
8.38%, 3/01/39 (d)		375	418,119
News America, Inc.:
6.40%, 12/15/35		470	411,360
6.75%, 1/09/38		830	844,671
Time Warner Cable, Inc., 5.85%, 5/01/17		310	309,566
Viacom, Inc., 5.75%, 4/30/11		515	527,237

			3,963,944

Multi-Utilities—0.0%
Xcel Energy, Inc., 6.50%, 7/01/36		215	214,644

Multiline Retail—0.1%
Macy’s Retail Holdings, Inc., 5.35%,
3/15/12		330	300,370
The May Department Stores Co., 5.75%,
7/15/14		90	76,522

			376,892

Oil, Gas & Consumable Fuels—0.9%
BP Capital Markets Plc, 3.13%, 3/10/12		765	780,379
ConocoPhillips, 4.60%, 1/15/15		1,010	1,037,921
Kinder Morgan Finance Co. ULC, 5.35%,
1/05/11		360	352,800
Kinder Morgan, Inc., 6.50%, 9/01/12		115	112,412
MidAmerican Energy Holdings Co., 5.95%,
5/15/37		500	482,638
Motiva Enterprises LLC, 5.20%,
9/15/12 (d)		215	220,670
Sabine Pass LNG LP, 7.50%, 11/30/16		345	278,587
Shell International Finance BV, 4.00%,
3/21/14		875	898,473
XTO Energy, Inc., 6.75%, 8/01/37		155	161,813

			4,325,693

Paper & Forest Products—0.1%
MeadWestvaco Corp., 6.85%, 4/01/12		400	410,224

Pharmaceuticals—0.9%
Eli Lilly & Co.:
3.55%, 3/06/12		365	378,133
7.13%, 6/01/25		10	11,094
GlaxoSmithKline Capital, Inc., 4.85%,
5/15/13		500	523,022
Merck & Co., Inc., 4.00%, 6/30/15		830	844,604
Pfizer, Inc., 5.35%, 3/15/15		1,240	1,332,504
Roche Holdings Inc. (d):
2.66%, 2/25/11 (b)		180	181,994
5.00%, 3/01/14		775	810,576
Wyeth, 6.00%, 2/15/36		250	265,169

			4,347,096

Real Estate Investment Trusts (REITs)—0.0%
iStar Financial, Inc., 5.65%, 9/15/11		160	92,800

Road & Rail—0.0%
The Hertz Corp., 8.88%, 1/01/14		80	73,600

Software—0.1%
Oracle Corp., 5.75%, 4/15/18		340	358,647

Tobacco—0.1%
Philip Morris International, Inc., 5.65%,
5/16/18		325	340,663

Wireless Telecommunication Services—0.6%
Verizon Wireless Capital LLC (d):
3.75%, 5/20/11		1,815	1,852,159
8.50%, 11/15/18		300	358,528
Vodafone Group Plc, 4.15%, 6/10/14		1,065	1,048,289

			3,258,976

Total Corporate Bonds—9.5%			47,845,737

Foreign Government Obligations

Bundesrepublik Deutschland:
Series 05, 4.00%, 1/04/37	EUR	155	209,159
Series 07, 4.25%, 7/04/39		400	566,766
Japan Finance Corp., 2.00%, 6/24/11	USD	520	520,940
Mexico Government International Bond,
6.38%, 1/16/13		157	169,560
Societe Financement de l’Economie
Francaise Series 144A, 3.38%,
5/05/14 (d)	USD	950	954,063
United Kingdom Gilt, 4.25%, 12/07/49	GBP	285	457,769

Total Foreign Government Obligations—0.6%			2,878,257

Non-U.S. Government Sponsored Agency
Mortgage-Backed Securities

Collateralized Mortgage Obligations—3.3%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-4 Class 3A1, 5.36%,
8/25/35 (b)		5,697	3,824,272
Countrywide Alternative Loan Trust
Series 2006-0A21 Class A1, 0.51%,
3/20/47 (b)		655	258,373
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2003-56 Class 4A1, 4.90%,
12/25/33 (b)		1,516	1,354,503
Series 2006-0A5 Class 2A1, 0.51%,
4/25/46 (b)		275	116,888
Series 2006-0A5 Class 3A1, 0.51%,
4/25/46 (b)		531	217,026
Series 2007-16 Class A1, 6.50%,
10/25/37		852	626,304
Series 2007-J3 Class A10, 6.00%,
7/25/37		1,274	837,717
First Horizon Asset Securities, Inc.
Series 2005-AR3 Class 3A1, 5.50%,
8/25/35 (b)		263	214,360
Impac Secured Assets CMN Owner Trust
Series 2004-3 Class 1A4, 1.11%,
11/25/34 (b)		168	80,275
JPMorgan Mortgage Trust:
Series 2006-S2 Class 2A2, 5.88%,
7/25/36		129	110,566
Series 2007-S1 Class 1A2, 5.50%,
3/25/22		129	109,573
Residential Accredit Loans, Inc.
Series 2006-Q02 Class A1, 0.53%,
2/25/46 (b)		414	170,900

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Structured Adjustable Rate Mortgage
Loan Trust Series 2007-3 Class 2A1,
5.73%, 4/25/37 (b)	USD	1,844	$1,011,080
Structured Asset Securities Corp. (b):
Series 2005-GEL2 Class A, 0.59%,
4/25/35		102	86,722
Series 2005-OPT1 Class A4M, 0.66%,
11/25/35		336	112,671
WaMu Mortgage Pass-Through Certificates
Series 2006-AR18 Class 1A1, 5.30%,
1/25/37 (b)		1,039	605,909
Wells Fargo Mortgage-Backed Securities Trust (b):
Series 2005-AR15 Class 2A1, 5.11%,
9/25/35		2,402	1,995,015
Series 2006-AR2 Class 2A5, 5.07%,
3/25/36		2,130	1,388,591
Series 2006-AR12 Class 2A1, 6.10%,
9/25/36		492	341,127
Series 2006-AR15 Class A1, 5.72%,
10/25/36		2,154	1,440,099
Series 2006-AR17 Class A1, 5.34%,
10/25/36		737	444,432
Series 2006-AR18 Class 2A1, 5.71%,
11/25/36		1,930	1,226,475

			16,572,878

Commercial Mortgage-Backed Securities—5.3%
Bank of America Commercial Mortgage, Inc.
Series 2003-2 Class A3, 4.87%,
3/11/41 (b)		1,890	1,762,073
CS First Boston Mortgage Securities Corp.
Series 2002-CP5 Class A1, 4.11%,
12/15/35		739	735,180
Chase Commercial Mortgage Securities Corp.
Series 1999-2 Class A2, 7.20%,
1/15/32		1,160	1,165,714
Citigroup Commercial Mortgage Trust:
Series 2006-C5 Class A4, 5.43%,
10/15/49		185	147,963
Series 2008-C7 Class A4, 6.30%,
12/10/49 (b)		930	760,309
Commercial Mortgage Pass-Through
Certificates Series 2004-LB3A Class A3,
5.09%, 7/10/37 (b)		620	588,492
First Union National Bank Commercial
Mortgage Series 1999-C4 Class D,
7.94%, 12/15/31 (d)		1,866	1,839,943
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3 Class AAB, 4.70%,
12/10/41		2,300	2,206,856
GS Mortgage Securities Corp. II
Series 2006-GG6 Class A2, 5.51%,
4/10/38 (b)		1,700	1,646,518
Greenwich Capital Commercial Funding Corp.:
Series 2004-GG1 Class A4, 4.76%,
6/10/36		1,350	1,355,430
Series 2004-GG1 Class A5, 4.88%,
6/10/36		1,840	1,776,500
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB2 Class A3, 6.43%,
4/15/35		1,845	1,878,508
Series 2004-CB8 Class A1A, 4.16%,
1/12/39 (d)		614	511,126
Series 2006-LDP8 Class A4, 5.40%,
5/15/45		190	150,527
Series 2007-LD1 Class A2, 5.99%,
6/15/49 (b)		650	599,041

Series 2007-LD12 Class A2, 5.83%,
2/15/51	530	470,128
LB-UBS Commercial Mortgage Trust:
Series 2004-C7 Class A1A, 4.48%,
10/15/29	1,824	1,665,797
Series 2005-C3 Class A5, 4.74%,
7/15/30	1,400	1,197,931
Series 2007-C1 Class A4, 5.42%,
2/15/40	745	541,525
Series 2007-C2 Class A3, 5.43%,
2/15/40	1,225	885,410
Morgan Stanley Capital I:
Series 2003-IQ4 Class A2, 4.07%,
5/15/40	1,510	1,365,105
Series 2006-IQ12 Class A4, 5.33%,
12/15/43	740	553,387
Series 2007-HQ12 Class A2, 5.81%,
4/12/49 (b)	235	218,997
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C20 Class A6A, 5.11%,
7/15/42 (b)	1,675	1,450,538
Series 2005-C21 Class A3, 5.38%,
10/15/44 (b)	590	577,939
Series 2006-C28 Class A4, 5.57%,
10/15/48	680	523,449

		26,574,386

Total Non-U.S. Government Sponsored Agency
Mortgage-Backed Securities—8.6%		43,147,264

Taxable Municipal Bonds

County/City/Special District/School District—0.0%
Dallas Area Rapid Transit, RB, Build America
Bonds, 6.00%, 12/01/44	150	152,550

State—0.3%
State of California, GO, Taxable, Various
Purpose 3, 5.45%, 4/01/15	1,450	1,420,348

Transportation Infrastructure—0.2%
Metropolitan Transportation Authority, RB,
Build America Bonds, 7.34%, 11/15/39	395	469,572
Port Authority of New York & New Jersey, RB,
Consolidated, One Hundred Fifty, Nine,
6.04%, 12/01/29	230	236,265

		705,837

Total Taxable Municipal Bonds—0.5%		2,278,735

U.S. Government Obligations

Fannie Mae, 5.25%, 8/01/12	1,050	1,091,055
Federal Home Loan Bank of Chicago, 5.63%,
6/13/16	450	433,257
Federal Home Loan Banks, 5.00%,
11/17/17 (e)(f)	2,580	2,745,414
Federal Home Loan Mortgage Corp.:
1.75%, 6/15/12	700	697,455
3.00%, 7/28/14	785	786,590
Freddie Mac:
5.75%, 6/27/16 (e)	1,070	1,089,232
5.13%, 11/17/17	1,110	1,218,256

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
U.S. Government Obligations		(000)	Value

U.S. Treasury Bonds:
1.13%, 6/30/11	USD	4,985	$4,985,399
1.88%, 6/15/12		2,905	2,926,119
2.75%, 6/30/14		5,210	5,226,308
7.25%, 8/15/22		750	985,313
4.38%, 2/15/38		325	328,199
4.50%, 5/15/38 (f)		530	547,142
3.50%, 2/15/39		6,150	5,317,843

Total U.S. Government Obligations—5.7%			28,377,582

U.S. Government Sponsored Agency
Mortgage-Backed Securities

Fannie Mae Guaranteed Pass-Through Certificates:
4.00%, 7/15/14—7/15/39 (g)		2,500	2,472,719
4.50%, 7/15/24—7/15/39 (g)		8,325	8,357,258
4.85%, 8/01/38 (b)		1,264	1,309,140
5.00%, 1/01/21—7/15/39 (e)(f)		19,437	19,855,490
5.50%, 7/15/24—7/15/39 (g)		12,200	12,649,101
5.57%, 4/01/37 (b)		865	907,045
6.00%, 12/01/13—7/15/39 (g)		33,893	35,505,663
6.50%, 8/01/32—8/15/39 (g)		4,900	5,204,063
Freddie Mac Mortgage Participation Certificates:
4.50%, 7/15/39 (g)		400	398,125
5.00%, 10/01/22—4/01/39 (g)		4,965	5,100,567
5.50%, 12/01/13—8/15/39 (g)		4,709	4,856,697
6.00%, 1/01/34		845	887,306
7.00%, 7/01/31—6/01/32		258	280,063
Ginnie Mae MBS Certificates:
5.00%, 8/15/39 (g)		2,700	2,741,342
5.50%, 6/01/39 (g)		2,000	2,061,250
6.00%, 7/15/39—8/21/39 (g)		4,200	4,365,374
7.50%, 3/15/32		13	14,661

Total U.S. Government Sponsored Agency
Mortgage-Backed Securities—21.4%			106,965,864

U.S. Government Sponsored Agency
Mortgage-Backed Securities—
Collateralized Mortgage Obligations

Fannie Mae Trust Series 2007-108 Class AN,
8.85%, 11/25/37 (b)		858	938,298
Freddie Mac Multiclass Certificates:
Series 3068 Class VA,
5.50%, 10/15/16		749	790,344
Series 3087 Class VA,
5.50%, 3/15/15		2,027	2,132,591
Series 3137 Class XP,
6.00%, 4/15/36		1,186	1,258,889
Series 3162 Class OA,
6.00%, 10/15/26		599	618,857
Ginnie Mae Trust Series 2009-26 Class SC,
6.08%, 1/16/38 (h)		1,751	193,281

Total U.S. Government Sponsored Agency
Mortgage-Backed Securities—
Collateralized Mortgage Obligations—1.2%			5,932,260

Total Fixed Income Securities—55.1%			251,448,574

Preferred Securities

Capital Trusts

Capital Markets—0.1%
Credit Suisse Guernsey Ltd., 5.86% (b)(i)	424	275,600
Goldman Sachs Capital II, 5.79% (b)(i)	415	252,922
Lehman Brothers Holdings Capital Trust VII,
5.86% (a)(c)(i)	130	13

		528,535

Commercial Banks—0.2%
Barclays Bank Plc (b)(d)(i):
5.93%	325	185,250
7.43%	375	251,250
8.55%	620	415,400

		851,900

Diversified Financial Services—0.4%
General Electric Capital Corp.
6.38%, 11/15/67 (b)	650	433,694
JPMorgan Chase & Co., 7.90% (b)(i)	795	695,705
JPMorgan Chase Capital XXV,
6.80%, 10/01/37	770	662,201

		1,791,600

Insurance—0.4%
Chubb Corp., 6.38%, 3/29/67 (b)	475	380,000
Lincoln National Corp.,
7.00%, 5/17/66 (b)	315	198,450
MetLife, Inc., 6.40%, 12/15/66	220	157,300
Progressive Corp., 6.70%, 6/15/37 (b)	460	324,349
Reinsurance Group of America,
6.75%, 12/15/65 (b)	320	180,906
The Travelers Cos., Inc.,
6.25%, 3/15/67 (b)	910	733,427

		1,974,432

Total Preferred Securities—1.1%		5,146,467

Total Long-Term Investments
(Cost—$580,280,399)—114.8%		573,133,661

Short Term Securities	Shares

BlackRock Liquidity Funds, TempFund,
0.45% (j)(k)	1,459,237	1,459,237

Total Short-Term Securities
(Cost—$1,459,237)—0.3%		1,459,237

Options Purchased	Contracts (l)

Over-the-Counter Call Swaptions
Receive a fixed rate of 2.25% and pay a floating
rate based on 3-month LIBOR, expiring
October 2009, Broker JPMorgan Chase NA	4	5,852
Receive a fixed rate of 2.37% and pay a floating
rate based on 3-month LIBOR, expiring
November 2009, Broker Goldman Sachs
Bank USA	4	10,711
Receive a fixed rate of 2.50% and pay a floating
rate based on 3-month LIBOR, expiring
November 2009, Broker JPMorgan
Chase NA	3	10,761

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts (l)	Value

Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 2.75% and pay a floating
rate based on 3-month LIBOR, expiring
December 2009, Broker Morgan Stanley
Capital Services Inc.	8	$57,375
Receive a fixed rate of 2.75% and pay a floating
rate based on 3-month LIBOR, expiring
November 2009, Broker Morgan Stanley
Capital Services Inc.	10	73,177
Receive a fixed rate of 3.40% and pay a floating
rate based on 3-month LIBOR, expiring
April 2010, Broker Deutsche Bank AG	5	113,220

		271,096

Over-the-Counter Put Swaptions
Pay a fixed rate of 3.40% and receive a floating
rate based 3-month LIBOR, expiring April 2010,
Broker Deutsche Bank AG	5	392,696
Pay a fixed rate of 4.71% and receive a floating
rate based on the 3-month LIBOR, expiring
November 2013, Broker JPMorgan
Chase Bank NA	3	113,343

		506,039

Total Options Purchased
(Cost—$687,406)—0.1%		777,135

Total Investments Before Options
Written and TBA Sale Commitments
(Cost—$582,427,042*)—115.2%		575,370,033

Options Written

Over-the-Counter Call Swaptions
Pay a fixed rate of 5.40% and receive a floating
rate based on 3-month LIBOR, expiring
December 2010, Broker UBS AG	4	(411,746)
Pay a fixed rate of 3.33% and receive a floating
rate based on 3-month LIBOR, expiring
March 2010, Broker Citibank NA	2	(45,533)
Pay a fixed rated of 3.31% and receive a
floating rate based on 3-month LIBOR,
expiring March 2010, Broker JPMorgan
Chase NA	2	(38,333)
Pay a fixed rated of 3.40% and receive a
floating rate based on 3-month LIBOR,
expiring March 2010, Broker JPMorgan
Chase NA	2	(45,328)
Pay a fixed rated of 4.16% and receive a
floating rate based on 3-month LIBOR,
expiring May 2010, Broker Credit
Suisse International	7	(348,077)
Pay a fixed rated of 4.22% and receive a
floating rate based on 3-month LIBOR,
expiring May 2010, Broker JPMorgan
Chase NA	19	(1,014,486)
Pay a fixed rated of 4.80% and receive a
floating rate based on 3-month LIBOR,
expiring June 2010, Broker Citibank NA	3	(266,349)

		(2,169,852)

Over-the-Counter Put Swaptions
Receive a fixed rate of 3.31% and pay a
floating rate based on 3-month LIBOR,
expiring March 2010, Broker JPMorgan
Chase NA		2	(156,866)
Receive a fixed rate of 3.33% and pay a
floating rate based on 3-month LIBOR,
expiring March 2010, Broker Citibank NA		2	(177,938)
Receive a fixed rate of 3.4% and pay a
floating rate based on 3-month LIBOR,
expiring March 2010, Broker JPMorgan
Chase NA		2	(154,316)
Receive a fixed rate of 4.16% and pay a
floating rate based on 3-month LIBOR,
expiring May 2010, Broker Credit
Suisse International		7	(347,167)
Receive a fixed rate of 4.22% and pay a
floating rate based on 3-month LIBOR,
expiring May 2010, Broker JPMorgan
Chase NA		19	(910,917)
Receive a fixed rate of 4.80% and pay a
floating rate based on 3-month LIBOR,
expiring June 2010, Broker Citibank NA		3	(101,021)
Receive a fixed rate of 5.40% and pay a
floating rate based on 3-month LIBOR,
expiring December 2010, Broker
UBS AG		4	(108,061)

			(1,956,286)

Exchange-Traded Put Options
30-year US Treasury Bond, expiring
August 2009 at USD 110		16	(7,750)

Total Options Written
(Premiums Received—$3,834,882)—(0.8)%			(4,133,888)

		Par
TBA Sale Commitments (f)		(000)

Fannie Mae Guaranteed Pass-Through Certificates:
4.50%, 7/15/24—7/15/39	USD	(4,015)	(4,035,059)
5.00%, 1/01/21—7/15/39		(11,500)	(11,743,220)
5.50%, 7/15/24—7/15/39		(8,200)	(8,463,942)
6.00%, 12/01/13—7/15/39		(29,500)	(30,892,002)
6.50%, 8/01/32—8/15/39		(1,600)	(1,704,000)
Freddie Mac Mortgage Participation Certificates:
4.50%, 7/15/39		(400)	(398,125)
5.00%, 10/01/22—4/01/39		(3,700)	(3,786,063)
5.50%, 12/01/13—8/15/39		(500)	(522,500)
6.00%, 1/01/34		(800)	(834,750)
Ginnie Mae Guaranteed Pass-Through Certificates
5.50%, 6/01/39		(2,000)	(2,059,400)

Total TBA Sale Commitments
(Proceeds—$64,078,789)—(12.9)%			(64,439,061)

Total Investments, Net of TBA Sale Commitments and
Options Written—101.5%			506,797,084
Liabilities in Excess of Other Assets—(1.5)%			(7,635,412)

Net Assets—100.0%			$499,161,672

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Continued)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$588,267,329

Gross unrealized appreciation	$ 24,479,791
Gross unrealized depreciation	(37,377,087)

Net unrealized depreciation	$ (12,897,296)

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	All or a portion of security has been pledged as collateral in connection with financial futures contracts.

(g)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available as of report date.

Counterparty	Market Value	Unrealized Appreciation (Depreciation)

BNP Paribas	$(1,881,000)	$(7,335)
Bank of America N.A.	$446,156	$13,891
Barclays Capital Plc	$(398,125)	$(8,062)
Citigroup NA	$(1,977,463)	$(38,259)
Credit Suisse International	$746,686	$(10,893)
Deutsche Bank AG	$4,643,440	$45,858
Goldman Sachs Bank USA	$4,582,404	$10,988
JPMorgan Chase Bank	$1,543,345	$46,789
Morgan Stanley Capital Services, Inc.	$(972,819)	$42,719

(h)	Represents the interest only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity		Income

BlackRock Liquidity Funds, TempFund		1,459,237	$ 4,129
BlackRock Liquidity Series, LLC Cash
Sweep Series	USD	(11,741,111)	$12,416

(k)	Represents the current yield as of report date.

(l)	One contract represents a notional amount of $1 million.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2009 were as follows:

			Expiration	Face	Unrealized
Contracts	Issue	Exchange	Date	Value	Appreciation

4	Long Gilt	London	September 2009	$775,453	$ 1,606
219	10-Year US
	Treasury Bond	Chicago	September 2009	$25,388,730	73,442
2	2-Year US
	Treasury Bond	Chicago	September 2009	$432,380	58
4	Euro Bond Future	Eurex	September 2009	$667,404	12,029

Total					$87,135

•	Financial futures contracts sold as of June 30, 2009 were as follows:

		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Depreciation

57	5-Year US
	Treasury Bond	September 2009	$6,516,577	$(22,392)

•	Foreign currency exchange contracts as of June 30, 2009 were as follows:

Currency	Purchased	Currency	Sold	Counterparty	Settlement Date	Unrealized Depreciation

USD	1,024,224	EUR	752,000	Citibank NA	7/15/09	$(30,765)
USD	1,084,434	GBP	670,000	Deutsche Bank AG	8/26/09	(17,781)

Total						$(48,546)

•	Interest rate swaps outstanding as of June 30, 2009 were as follows:

				Notional	Unrealized
				Amount	Appreciation
Fixed Rate	Floating Rate	Counter-party	Expiration	(000)	(Depreciation)

4.47% (a)	3-month LIBOR	Citibank NA	June 2013	USD 7,900	$556,700
4.27% (a)	3-month LIBOR	Deutsche Bank AG	July 2013	USD 4,900	307,234
2.46% (a)	3-month LIBOR	JPMorgan Chase Bank NA	May 2014	USD 1,700	(37,500)
3.26% (a)	3-month LIBOR	Citibank NA	June 2014	USD 3,000	42,432
2.93% (a)	3-month LIBOR	Citibank NA	June 2014	USD 4,000	(7,057)
2.21% (a)	3-month LIBOR	Goldman Sachs Bank USA	December 2018	USD 2,400	(292,867)
3.83% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD 800	5,312
3.80% (a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD 2,900	13,754
5.41% (a)	3-month LIBOR	Deutsche Bank AG	April 2027	USD 1,000	171,670
1.76% (b)	3-month LIBOR	Deutsche Bank AG	March 2011	USD 3,500	(24,736)
2.25% (b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD 2,490	13,740
2.53% (b)	3-month LIBOR	Citibank NA	March 2014	USD 3,500	54,306
2.48% (b)	3-month LIBOR	Citibank NA	April 2014	USD 1,000	18,937
2.43% (b)	3-month LIBOR	Citibank NA	April 2014	USD 2,900	61,292
2.94% (b)	3-month LIBOR	Citibank NA	June 2014	USD 4,200	955
3.93% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2019	USD 4,400	(70,974)
4.30% (b)	3-month LIBOR	Citibank NA	June 2019	USD 2,100	(98,681)
4.08% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD 1,700	(47,922)
3.92% (b)	3-month LIBOR	Citibank NA	June 2019	USD 1,600	(22,955)
4.39% (b)	3-month LIBOR	Citibank NA	June 2020	USD 900	(16,518)

Total					$627,122

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Continued)

  Credit default swaps on single-name issues — buy protection outstanding as of June 30, 2009 were as follows:

				Notional	Unrealized
	Pay			Amount	Appreciation
Issuer	Rate	Counterparty	Expiration	(000	(Depreciation)

Centex Corp.	6.92%	JPMorgan Chase Bank NA	December 2010	USD 260	$(19,557)
Limited Brands, Inc.	1.07%	UBS AG	December 2010	USD 665	14,059
Radio Shack Corp.	1.16%	UBS AG	December 2010	USD 665	3,287
Knight Inc.	1.80%	Credit Suisse International	January 2011	USD 360	(4,694)
Sara Lee Corp.	0.60%	JPMorgan Chase Bank NA	March 2011	USD 700	(3,368)
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	USD 695	(7,933)
Viacom, Inc.	2.40%	Deutsche Bank AG	June 2011	USD 515	(9,451)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD 80	5,277
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD 80	4,890
KB Home	4.90%	JPMorgan Chase Bank NA	September 2011	USD 445	(17,772)
Wendy’s	2.90%	JPMorgan Chase Bank NA	December 2011	USD 360	(11,427)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	USD 30	(371)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD 245	(22,612)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	USD 85	(8,977)
MeadWestvaco Corp.	1.20%	Deutsche Bank AG	June 2012	USD 400	(2,678)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	USD 40	(73)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank NA	June 2012	USD 165	(9,132)
Knight Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	USD 115	(550)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank NA	June 2013	USD 525	(40,666)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	USD 690	4,668
Expedia, Inc.	5.00%	Citibank NA	September 2013	USD 285	(30,387)
Expedia, Inc.	5.00%	Citibank NA	September 2013	USD 95	(10,129)
Masco Corp.	5.00%	JPMorgan Chase Bank NA	September 2013	USD 140	(1,337)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD 560	(62,445)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	USD 325	(36,636)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD 160	(5,806)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	March 2014	USD 630	4,944
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD 80	(21,250)
Toll Brothers Finance Corp.	2.00%	JPMorgan Chase Bank NA	March 2014	USD 150	(3,636)
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank NA	September 2014	USD 150	(15,622)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD 90	6,534
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	USD 675	(89,039)
Energy Future Holdings Corp.	5.00%	JPMorgan Chase Bank NA	December 2014	USD 125	(19,733)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD 170	(52,729)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD 125	(35,381)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	March 2015	USD 85	(18,898)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	USD 180	(6,556)
Lennar Corp.	5.86%	JPMorgan Chase Bank NA	June 2015	USD 240	(25,750)
First Data Corp.	5.00%	Credit Suisse International	December 2015	USD 130	(9,790)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	USD 85	(5,993)
First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2015	USD 165	(12,425)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	USD 340	(102,820)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	USD 340	(104,513)

Total					$(786,477)

  Currency Abbreviations

EUR	Euro
GBP	British Pound
USD	US Dollar

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2009 (Concluded)

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical securities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

	Assets	Liabilities
Level 1
Long-Term Investments:
Common Stocks[1]	$316,538,620	—
Short-Term Securities	1,459,237	—

Total Level 1	317,997,857	—

Level 2 — Long-Term Investments[2]	256,343,510	—
TBA Sale Commitments	—	$(64,439,061)

Total Level 2	256,343,510	(64,439,061)

Level 3 — Long-Term Investments
Asset-Backed Securities	251,531	—

Total	$574,592,898	$(64,439,061)

[1]	See above Schedule of Investments for values in each industry.

[2]	See above Schedule of Investments for values in each security type, excluding security types in Level 1 and Level 3 within the table.

Valuation	Other Financial
Inputs	Instruments[3]

	Assets	Liabilities
Level 1	$87,135	$(30,142)
Level 2	2,067,126	(5,624,030)
Level 3	—	—

Total	$2,154,261	$(5,654,172)

[3]

Other financial instruments are financial futures contracts, foreign currency exchange contracts, swaps and options. Financial futures contracts, foreign currency exchange contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following is a reconciliation of investments for unobservable inputs (Level 3) were used in determining fair value:

Investments in
Asset Backed
Securities

Balance, as of December 31, 2008	$330,000
Accrued discounts/premiums	—
Realized loss	(161)
Change in unrealized appreciation/depreciation[1]	222,029
Net sales	(43,639)
Net transfers in/out of Level 3	(256,698)

Balance, as of June 30, 2009	$251,531

[1]	Included in the related net change in unrealized appreciation/depreciation in the statement of operations related to securities classified as Level 3 at period end.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—1.8%
General Dynamics Corp.	21,000	$1,163,190
Honeywell International, Inc.	39,500	1,240,300

		2,403,490

Air Freight & Logistics—1.5%
C.H. Robinson Worldwide, Inc.	21,000	1,095,150
United Parcel Service, Inc. Class B	17,600	879,824

		1,974,974

Airlines—1.0%
Delta Air Lines, Inc. (a)	231,400	1,339,806

Beverages—3.6%
The Coca-Cola Co.	73,100	3,508,069
PepsiCo, Inc.	24,400	1,341,024

		4,849,093

Biotechnology—4.8%
Amgen, Inc. (a)	55,600	2,943,464
Celgene Corp. (a)	28,900	1,382,576
Gilead Sciences, Inc. (a)	46,400	2,173,376

		6,499,416

Capital Markets—1.3%
The Goldman Sachs Group, Inc.	12,200	1,798,768

Chemicals—0.8%
Ecolab, Inc.	28,400	1,107,316

Communications Equipment—5.8%
Cisco Systems, Inc. (a)	161,300	3,006,632
QUALCOMM, Inc.	108,100	4,886,120

		7,892,752

Computers & Peripherals—8.3%
Apple, Inc. (a)	43,800	6,238,434
Dell, Inc. (a)	75,500	1,036,615
Hewlett-Packard Co.	38,200	1,476,430
International Business Machines Corp.	23,700	2,474,754

		11,226,233

Diversified Financial Services—2.4%
CME Group, Inc.	6,200	1,928,882
JPMorgan Chase & Co.	37,010	1,262,411

		3,191,293

Energy Equipment & Services—2.1%
Schlumberger Ltd.	22,700	1,228,297
Transocean Ltd. (a)	21,249	1,578,588

		2,806,885

Food & Staples Retailing—2.4%
Wal-Mart Stores, Inc.	66,500	3,221,260

Health Care Equipment & Supplies—2.5%
Boston Scientific Corp. (a)	258,900	2,625,246
Zimmer Holdings, Inc. (a)	16,100	685,860

		3,311,106

Health Care Providers & Services—4.5%
Medco Health Solutions, Inc. (a)	44,300	2,020,523
UnitedHealth Group, Inc.	87,400	2,183,252
WellPoint, Inc. (a)	37,300	1,898,197

		6,101,972

Health Care Technology—0.5%
Cerner Corp. (a)	11,900	741,251

Hotels, Restaurants & Leisure—2.0%
McDonald’s Corp.	45,900	2,638,791

Household Products—3.0%
Clorox Co.	26,100	1,457,163
The Procter & Gamble Co.	49,300	2,519,230

		3,976,393

Industrial Conglomerates—2.0%
3M Co.	44,700	2,686,470

Insurance—1.0%
MetLife, Inc.	43,500	1,305,435

Internet & Catalog Retail—1.7%
Amazon.com, Inc. (a)	27,400	2,292,284

Internet Software & Services—4.1%
Baidu.com, Inc. (a)(b)	2,800	843,052
Google, Inc. Class A (a)	11,000	4,637,490

		5,480,542

Machinery—4.1%
Cummins, Inc.	56,700	1,996,407
Danaher Corp.	56,100	3,463,614

		5,460,021

Media—0.5%
CBS Corp. Class B	93,700	648,404

Metals & Mining—2.6%
Agnico-Eagle Mines Ltd.	23,600	1,238,528
Freeport-McMoRan Copper & Gold, Inc.
Class B	23,300	1,167,563
United States Steel Corp.	31,300	1,118,662

		3,524,753

Multiline Retail—3.0%
J.C. Penney Co., Inc.	40,900	1,174,239
Kohl’s Corp. (a)	66,500	2,842,875

		4,017,114

Oil, Gas & Consumable Fuels—4.4%
Exxon Mobil Corp.	23,000	1,607,930
PetroHawk Energy Corp. (a)	87,700	1,955,710
Petroleo Brasileiro SA (b)	36,800	1,508,064
Range Resources Corp.	21,100	873,751

		5,945,455

Personal Products—1.3%
Avon Products, Inc.	70,400	1,814,912

Pharmaceuticals—4.8%
Abbott Laboratories	60,600	2,850,624
Pfizer, Inc.	107,900	1,618,500
Teva Pharmaceutical Industries Ltd. (b)	40,200	1,983,468

		6,452,592

Professional Services—0.4%
Manpower, Inc.	12,500	529,250

Semiconductors & Semiconductor Equipment—5.1%
Broadcom Corp. Class A (a)	80,700	2,000,553
Lam Research Corp. (a)	55,100	1,432,600
Micron Technology, Inc. (a)	158,000	799,480
Nvidia Corp. (a)	95,800	1,081,582
PMC-Sierra, Inc. (a)	201,100	1,600,756

		6,914,971

Software—9.7%
Activision Blizzard, Inc. (a)	172,300	2,176,149
Check Point Software Technologies Ltd. (a)	60,100	1,410,547
Microsoft Corp.	226,100	5,374,397
Oracle Corp.	115,900	2,482,578
Salesforce.com, Inc. (a)	40,900	1,561,153

		13,004,824

Specialty Retail—2.9%
CarMax, Inc. (a)(c)	87,700	1,289,190
Home Depot, Inc.	56,000	1,323,280
Ross Stores, Inc.	32,900	1,269,940

		3,882,410

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments June 30, 2009 (Concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Tobacco—1.5%
Philip Morris International, Inc.	46,500	$2,028,330

Wireless Telecommunication Services—2.4%
American Tower Corp. Class A (a)	80,100	2,525,553
MetroPCS Communications, Inc. (a)	52,100	693,451

		3,219,004

Total Long-Term Investments
(Cost—$126,228,797)—99.8%		134,287,570

	Beneficial
	Interest
Short-Term Securities	(000)

BlackRock Liquidity Series, LLC Money
Market Series 0.55% (d)(e)(f)	$1,125	1,125,000

Total Short-Term Securities
(Cost—$1,125,000)—0.8%		1,125,000

Total Investments (Cost—$127,353,797*)—100.6%		135,412,570
Liabilities in Excess of Other Assets—(0.6)%		(800,795)

Net Assets—100.0%		$134,611,775

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$128,538,674

Gross unrealized appreciation	$13,870,888
Gross unrealized depreciation	(6,996,992)

Net unrealized appreciation	$6,873,896

(a)	Non-income producing security.

(b)	Depositary receipts.

(c)	Security, or a portion of security, is on loan.

(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, LLC TempFund	—	$ 998
BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$ 940
BlackRock Liquidity Series, LLC
Money Market Series	$1,125,000	$2,282

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash proceeds from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical securities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1—Long-Term Investments[1]	$134,287,570
Level 2—Short-Term Securities	1,125,000
Level 3	—

Total	$135,412,570

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia—0.4%
BHP Billiton Ltd.	9,800	$268,480
Newcrest Mining Ltd.	7,340	179,399
Transurban Group	38,216	128,405
Woodside Petroleum Ltd.	9,800	338,552

		914,836

Austria—0.0%
Telekom Austria AG	7,400	115,852

Brazil—1.6%
All America Latina Logistica SA	8,600	52,798
Cia Brasileira de Distribuicao Grupo
Pao de Acucar (Preference Shares)	15,368	295,282
Cia Energetica de Minas Gerais (a)	5,461	73,396
Cosan Ltd. (b)	9,100	47,138
MRV Engenharia e Participacoes SA	5,600	75,905
Petroleo Brasileiro SA (a)	85,900	2,916,678
SLC Agricola SA	27,700	256,573
Vivo Participacoes SA (a)	20,975	397,267

		4,115,037

Canada—3.0%
Alamos Gold, Inc. (b)	27,100	222,736
BCE, Inc.	300	6,198
Barrick Gold Corp.	19,594	657,379
Canadian Natural Resources Ltd.	4,900	257,201
Canadian Pacific Railway Ltd.	13,400	533,834
Eldorado Gold Corp. (b)	46,800	421,669
EnCana Corp.	200	9,894
Goldcorp, Inc.	35,400	1,230,150
Golden Star Resources Ltd. (b)	16,000	33,014
IAMGOLD Corp.	72,500	733,700
IAMGOLD, International African
Mining Gold Corp.	20,000	202,553
Kinross Gold Corp.	87,693	1,596,889
New Gold, Inc. (b)	6,000	15,888
Nexen, Inc.	500	10,825
Nortel Networks Corp. (b)	6,179	269
Petro-Canada	4,200	162,141
Rogers Communications, Inc. Class B	14,700	378,292
Sino-Forest Corp. (b)	22,400	238,800
TELUS Corp.	3,600	95,482
Talisman Energy, Inc.	3,400	48,784
Teck Resources Ltd. Class B (b)	1,000	15,940
Vittera, Inc. (b)	10,800	93,780
Yamaha Gold, Inc.	104,300	927,191

		7,892,609

China—1.5%
BaWang International (Group)
Holding Ltd. (b)	14,300	4,391
Beijing Enterprises Holdings Ltd.	209,067	1,040,607
Chaoda Modern Agriculture Holdings Ltd.	897,504	524,839
China Communications Services
Corp. Ltd.	6,700	4,120
China Life Insurance Co. Ltd. (a)	2,833	157,061
China Mobile Ltd.	36,600	366,454
China Shenhua Energy Co. Ltd. Class H	144,500	527,913
China South Locomotive and Rolling Corp.	94,200	54,912
Denway Motors Ltd.	200,000	79,597
Guangshen Railway Co. Ltd.	388,400	182,903
Huaneng Power International, Inc.	39,000	27,328
Jiangsu Express	46,000	33,627
Ping An Insurance Group Co. of China Ltd.	18,000	120,817
Shanghai Industrial Holdings Ltd.	11,900	47,736
Tianjin Development Holdings Ltd.	778,400	489,668
Tianjin Port Development Holdings Ltd.	403,700	175,744
Xiamen International Port Co. Ltd.	388,900	75,259

		3,912,976

Egypt—0.1%
Telecom Egypt	112,847	317,316

Finland—0.2%
Fortum Oyj	4,300	98,011
Nokia Oyj	4,644	68,021
Nokia Oyj (a)	24,700	360,126

		526,158

France—0.9%
Bouygues	2,168	81,990
Cie Generale d’Optique Essilor
International SA	10,000	478,210
France Telecom SA	24,100	548,364
Sanofi-Aventis	2,424	143,234
Sanofi-Aventis (a)	400	11,796
Schneider Electric SA	1,050	80,365
Thales SA	2,800	125,704
Total SA	10,329	559,839
Vivendi SA	8,400	201,633

		2,231,135

Germany—0.3%
Allianz AG Registered Shares	1,038	95,748
BASF SE	1,711	68,169
Bayer AG	2,430	130,589
Bayer AG (a)	200	10,720
Bayerische Motoren Werke AG	1,800	67,995
Deutsche Telekom AG	4,220	49,891
E.ON AG	4,245	150,689
GEA Group AG	5,450	82,760

		656,561

Hong Kong—0.5%
Cheung Kong Holdings Ltd.	18,000	205,814
Cheung Kong Infrastructure Holdings Ltd.	51,100	179,012
Hutchison Whampoa Ltd.	43,200	281,022
The Link REIT	179,600	381,705
Wharf Holdings Ltd.	57,450	242,225

		1,289,778

India—0.7%
Bharat Heavy Electricals Ltd. (b)	10,600	486,539
Container Corp. of India	3,100	63,062
Hindustan Lever Ltd.	25,300	140,813
Housing Development Finance Corp.	3,400	165,967
Larsen & Toubro Ltd.	7,500	244,962
Reliance Industries Ltd. (b)	11,800	496,735
State Bank of India Ltd.	7,000	254,404

		1,852,482

Indonesia—0.0%
Bumi Resources Tbk PT	437,134	78,963

Ireland—0.1%
Covidien Plc	4,308	161,292

Israel—0.2%
AFI Development Plc (a)	30,700	41,445
Check Point Software Technologies Ltd. (b)	800	18,776
Ectel Ltd. (a)(b)	4,906	2,267
Teva Pharmaceutical Industries Ltd. (a)	9,606	473,960

		536,448

Italy—0.1%
Eni SpA	10,855	257,450

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Italy (concluded)
Finmeccica SpA	3,461	$48,807

		306,257

Japan—7.9%
Aioi Insurance Co., Ltd.	123,000	560,617
Astellas Pharma, Inc.	22,500	794,524
Canon, Inc.	14,850	485,060
Coca-Cola Central Japan Co., Ltd.	6,500	89,679
Coca-Cola West Holdings Co., Ltd.	17,818	340,782
Daihatsu Motor Co., Ltd.	9,800	91,093
Daikin Industries Ltd.	4,400	141,607
Daiwa House Industry Co., Ltd.	19,500	209,684
East Japan Railway Co.	9,606	578,338
Fanuc Ltd.	300	24,041
Futaba Industrial Co., Ltd.	16,900	60,683
Hitachi Chemical Co., Ltd.	10,800	173,886
Hokkaido Coca-Cola Bottling Co., Ltd.	4,000	20,849
Honda Motor Co., Ltd.	10,100	277,860
Hoya Corp.	18,700	374,597
JGC Corp.	24,000	386,302
KDDI Corp.	138	732,234
Kinden Corp.	17,000	149,385
Kirin Holdings Co., Ltd.	33,400	465,982
Kubota Corp.	73,300	603,623
Kyowa Hakko Kirin Co. Ltd.	15,000	169,230
Marco Polo Investment Holdings Ltd. (b)	105	—
Mikuni Coca-Cola Bottling Co., Ltd.	11,000	89,139
Mitsubishi Corp.	49,700	917,125
Mitsubishi Tanabe Pharma Corp.	21,000	241,261
Mitsui & Co., Ltd.	54,400	644,622
Mitsui Sumitomo Insurance Group
Holdings, Inc.	13,300	347,938
Murata Manufacturing Co., Ltd.	6,600	281,684
NCB Holdings Ltd. (b)	860	—
NGK Insulators Ltd.	7,900	161,016
NTT DoCoMo, Inc.	715	1,045,786
NTT Urban Development Co.	100	96,398
Nintendo Co., Ltd.	700	193,728
Nippon Sheet Glass Co., Ltd.	2,000	5,828
Nippon Telegraph & Telephone Corp.	7,500	305,441
Nipponkoa Insurance Co., Ltd.	78,900	459,027
Okumura Corp.	54,200	211,100
Panasonic Corp.	26,000	350,287
RHJ International (a)(b)	11,100	70,851
RHJ International (b)	41,300	264,127
Rinnai Corp.	3,800	167,949
Rohm Co., Ltd.	2,400	175,051
Sekisui House Ltd.	50,500	511,462
Seven & I Holdings Co., Ltd.	26,700	626,184
Shimachu Co., Ltd.	2,500	52,552
Shin-Etsu Chemical Co., Ltd.	14,200	658,581
Shionogi & Co., Ltd.	11,300	218,327
Sony Corp. (a)	400	10,344
Sumitomo Chemical Co., Ltd.	249,600	1,122,488
Sumitomo Mitsui Financial Group, Inc.	9,900	400,607
Suzuki Motor Corp.	29,000	650,262
Tadano Ltd.	4,000	19,088
Takeda Pharmaceutical Co., Ltd.	15,300	594,863
Terumo Corp.	2,100	92,583
Toda Corp.	31,500	128,716
Toho Co., Ltd.	13,000	211,463
Tokio Marine Holdings, Inc.	40,200	1,103,755
Tokyo Gas Co., Ltd.	107,000	382,250
Toyota Industries Corp.	15,200	377,802
Toyota Motor Corp.	7,900	298,757
Ube Industries Ltd.	91,900	256,460
West Japan Railway Co.	50	165,351

		20,640,309

Kazakhstan—0.2%
KazMunaiGas Exploration Production (a)	31,300	594,700

Luxembourg—0.1%
ArcelorMittal	3,841	127,111

Malaysia—0.3%
Axiata Group Berhad (b)	123,750	83,271
British American Tobacco Malaysia Bhd	11,600	147,575
Genting Malaysia Bhd	77,433	59,304
IOI Corp. Bhd	191,495	256,175
PLUS Expressways Bhd	36,600	33,288
Telekom Malaysia Bhd	55,000	45,758
Tenaga Nasional Bhd	97,487	211,676

		837,047

Mexico—0.1%
America Movil, SA de CV (a)	6,600	255,552
Fomento Economico Mexicano,
SA de CV (a)	3,400	109,616

		365,168

Netherlands—0.1%
Koninklijke KPN NV	13,838	190,934
Koninklijke Philips Electronics NV	700	12,894
Unilever NV (a)	3,800	91,884

		295,712

Norway—0.1%
StatoilHydro ASA	11,900	235,063

Philippines—0.0%
First Gen Corp. (b)	6,000	2,483

Russia—1.0%
Kuzbassrazrezugol (b)	537,062	79,217
MMC Norilsk Nickel (a)	17,058	156,934
Novorossiysk Commercial Sea Port (a)	54,500	523,200
OAO Gazprom (a)	21,600	437,400
Polyus Gold Co. ZAO (a)	12,600	260,190
RusHydro (a)	196,408	744,386
Sberbank	265,100	335,352
Surgutneftegaz (a)	15,200	105,640
Uralkali (a)	900	14,490

		2,656,809

Singapore—0.8%
CapitaLand Ltd.	48,300	122,805
Fraser and Neave Ltd.	87,700	234,983
Keppel Corp. Ltd.	90,100	427,085
MobileOne Ltd.	109,400	115,485
Noble Group Ltd.	92,460	115,240
Oversea-Chinese Banking Corp.	42,400	194,667
Parkway Holdings Ltd.	135,866	155,823
Parkway Life Real Estate Investment Trust	7,875	5,017
Sembcorp Marine Ltd.	49,800	91,791
Singapore Press Holdings Ltd.	47,000	102,276
Singapore Telecommunications Ltd.	240,700	496,599

		2,061,771

South Africa—0.1%
Anglo Platinum Ltd.	800	56,671
Gold Fields Ltd. (a)	6,100	73,505
Impala Platinum Holdings Ltd.	3,300	73,020
Katanga Mining Ltd. (b)	55,752	20,131

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

South Africa (concluded)
Sasol Ltd.	2,900	$101,456

		324,783

South Korea—0.8%
Cheil Industries, Inc.	2,000	71,786
KT Corp. (a)	21,500	308,740
KT&G Corp.	6,600	372,418
Korean Reinsurance Co.	3,236	29,869
LS Corp.	2,900	213,412
Meritz Fire & Marine Insurance Co. Ltd.	3,351	16,451
POSCO (a)	4,300	355,481
Paradise Co. Ltd.	22,532	55,517
SK Telecom Co., Ltd.	900	122,683
Samsung Electronics Co., Ltd.	750	346,773
Samsung Fine Chemicals Co., Ltd.	4,700	194,938

		2,088,068

Spain—0.2%
Iberdrola Renovables	19,200	88,023
Telefonica SA	12,995	295,112

		383,135

Switzerland—0.9%
Credit Suisse Group AG	3,431	157,195
Foster Wheeler AG (b)	11,934	283,433
Nestle SA Registered Shares	21,156	798,818
Noble Corp.	500	15,125
Novartis AG Registered Shares	3,112	126,681
Roche Holding AG	1,325	180,534
Transocean Ltd. (b)	2,922	217,075
Tyco Electronics Ltd.	4,308	80,086
Tyco International Ltd.	3,708	96,334
Weatherford International Ltd. (b)	4,900	95,844
Zurich Financial Services AG	1,207	213,341

		2,264,466

Taiwan—0.7%
ASUSTeK Computer, Inc.	38,000	49,124
Chunghwa Telecom Co. Ltd.	97,417	194,313
Chunghwa Telecom Co. Ltd. (a)	21,540	427,138
Delta Electronics, Inc.	129,231	292,454
HON HAI Precision Industry Co., Ltd.	54,223	166,286
Taiwan Cement Corp.	298,124	283,941
Taiwan Semiconductor
Manufacturing Co., Ltd.	202,221	331,885

		1,745,141

Thailand—0.2%
Hana Microelectronics Pcl	114,400	54,396
PTT Public Co. THB10	34,400	236,267
Siam Commercial Bank Pcl	113,000	248,753

		539,416

United Kingdom—1.8%
Anglo American Plc (b)	5,240	153,213
AstraZeneca Group Plc (a)	300	13,242
BAE Systems Plc	22,749	127,122
BP Plc	60,570	478,612
BP Plc (a)	15,600	743,808
British American Tobacco Plc	6,619	182,712
Cadbury Plc (a)	7,872	270,797
Diageo Plc (a)	17,400	996,150
GlaxoSmithKline Plc	15,359	271,291
Guinness Peat Group Plc	256,064	112,023
National Grid Plc	5,885	53,104
Premier Foods Plc	36,675	22,283
Royal Dutch Shell Plc (a)	1,300	65,247
Royal Dutch Shell Plc Class B	8,358	210,416
Shire Pharmaceuticals Plc (a)	300	12,444
Unilever Plc	6,285	147,710
Unilever Plc (a)	4,600	108,100
Vodafone Group Plc	240,795	468,331
Vodafone Group Plc (a)	14,322	279,136
WPP Plc	9,077	60,362

		4,776,103

United States—29.1%
3Com Corp. (b)	77,100	363,141
3M Co.	7,900	474,790
ACE Ltd.	21,700	959,791
The AES Corp. (b)	1,200	13,932
AT&T Inc.	88,622	2,201,370
Abbott Laboratories	17,625	829,080
Accenture Ltd. Class A	400	13,384
Aetna, Inc.	19,600	490,980
Affiliated Computer Services, Inc.
Class A (b)	300	13,326
Alliance Resource Partners LP	4,400	143,000
The Allstate Corp.	3,400	82,960
Altria Group, Inc.	19,400	317,966
Amdocs Ltd. (b)	600	12,870
American Commerical Lines, Inc. (b)	6,725	104,103
AmerisourceBergen Corp.	5,200	92,248
Amgen, Inc. (b)	400	21,176
Anadarko Petroleum Corp.	7,600	344,964
Apache Corp.	5,100	367,965
Apple, Inc. (b)	4,300	612,449
Arch Capital Group Ltd. (b)	3,100	181,598
Archer-Daniels-Midland Co.	500	13,385
Ascent Media Corp. Class A (b)	54	1,435
Autodesk, Inc. (b)	600	11,388
Autoliv, Inc.	300	8,631
Avnet, Inc. (b)	300	6,309
Avon Products, Inc.	5,800	149,524
Axis Capital Holdings Ltd.	300	7,854
BB&T Corp.	3,700	81,326
BMC Software, Inc. (b)	400	13,516
Bank of America Corp.	25,350	334,620
The Bank of New York Mellon Corp. (c)	44,244	1,296,792
Baxter International, Inc.	2,800	148,288
Big Lots, Inc. (b)	500	10,515
Biogen Idec, Inc. (b)	300	13,545
Boeing Co.	16,500	701,250
Boston Scientific Corp. (b)	10,000	101,400
Bristol-Myers Squibb Co.	119,300	2,422,983
Bunge Ltd.	1,540	92,845
Burlington Northern Santa Fe Corp.	15,900	1,169,286
CA, Inc.	32,235	561,856
CF Industries Holdings, Inc.	200	14,828
CMS Energy Corp.	8,800	106,304
CNA Financial Corp.	300	4,641
CNX Gas Corp. (b)	4,800	126,096
CVS Caremark Corp.	9,335	297,506
Calpine Corp. (b)	1,200	13,380
Cell Genesys, Inc. (b)	12,353	3,607
CenturyTel, Inc.	500	15,350
Chevron Corp.	28,226	1,869,973
Chubb Corp.	8,100	323,028
Cigna Corp.	20,400	491,436
Circuit City Stores, Inc. (b)	8,000	121
Cisco Systems, Inc. (b)	40,200	749,328
The Coca-Cola Co.	7,200	345,528

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Comcast Corp. Class A	62,917	$911,667
Complete Production Services, Inc. (b)	15,300	97,308
Computer Sciences Corp. (b)	300	13,290
Comverse Technology, Inc. (b)	30,000	256,500
ConAgra Foods, Inc.	8,200	156,292
ConocoPhillips	19,650	826,479
Consol Energy, Inc.	29,600	1,005,216
Constellation Brands, Inc. Class A (b)	5,400	68,472
Corning, Inc.	59,600	957,176
Crown Holdings, Inc. (b)	8,100	195,534
DISH Network Corp. (b)	5,700	92,397
DaVita, Inc. (b)	4,800	237,408
Devon Energy Corp.	7,175	391,038
Discover Financial Services, Inc.	50	514
Discovery Communications, Inc.
Class A (b)	540	12,177
Discovery Communications, Inc.
Class C (b)	540	11,086
Dover Corp.	400	13,236
The Dow Chemical Co.	21,000	338,940
Dr. Pepper Snapple Group, Inc. (b)	5,904	125,106
E.I. du Pont de Nemours & Co.	14,550	372,771
EMC Corp. (b)	900	11,790
ENSCO International, Inc.	1,600	55,792
El Paso Corp.	65,083	600,716
Electronic Arts, Inc. (b)	6,400	139,008
Eli Lilly & Co.	9,800	339,472
Embarq Corp.	1,412	59,389
Endo Pharmaceuticals Holdings, Inc. (b)	2,500	44,800
Endurance Specialty Holdings Ltd.	10,700	313,510
Entergy Corp.	5,000	387,600
Everest Re Group Ltd.	1,700	121,669
Exelon Corp.	6,500	332,865
Extreme Networks, Inc. (b)	1,331	2,662
Exxon Mobil Corp.	36,043	2,519,766
FMC Corp.	3,400	160,820
FPL Group, Inc.	11,900	676,634
FairPoint Communications, Inc.	709	425
Family Dollar Stores, Inc.	400	11,320
Fidelity National Title Group, Inc. Class A	30,100	407,253
Fluor Corp.	300	15,387
Forest Laboratories, Inc. (b)	3,700	92,907
Foundation Coal Holdings, Inc.	5,100	143,361
Frontline Ltd.	300	7,308
The Gap, Inc.	1,000	16,400
Garmin Ltd.	600	14,292
General Communication, Inc. Class A (b)	4,700	32,571
General Dynamics Corp.	1,800	99,702
General Electric Co.	59,700	699,684
General Mills, Inc.	3,800	212,876
Genzyme Corp. (b)	3,200	178,144
Global Industries Ltd. (b)	49,700	281,302
Goodrich Corp.	300	14,991
Google, Inc. Class A (b)	2,300	969,657
H.J. Heinz Co.	4,800	171,360
Halliburton Co.	8,654	179,138
Hanesbrands, Inc. (b)	762	11,438
HealthSouth Corp. (b)	5,220	75,377
Hess Corp.	5,200	279,500
Hewitt Associates, Inc. Class A (b)	400	11,912
Hewlett-Packard Co.	13,500	521,775
Hologic, Inc. (b)	39,600	563,508
Honeywell International, Inc.	200	6,280
Humana, Inc. (b)	15,500	500,030
IPC Holdings, Ltd.	9,221	252,102
International Business Machines Corp.	9,600	1,002,432
International Game Technology	17,200	273,480
International Paper Co.	5,100	77,163
JDS Uniphase Corp. (b)	4,737	27,096
JPMorgan Chase & Co.	47,900	1,633,869
Johnson & Johnson	37,600	2,135,680
KBR, Inc.	7,025	129,541
Key Energy Services, Inc. (b)	5,400	31,104
King Pharmaceuticals, Inc. (b)	3,800	36,594
Kraft Foods, Inc.	28,626	725,383
The Kroger Co.	600	13,230
L-3 Communications Holdings, Inc.	100	6,938
LSI Corp. (b)	2,357	10,748
Lexmark International, Inc. Class A (b)	9,200	145,820
Liberty Media Corp.—Entertainment
Class A (b)	16	428
Liberty Media Holding Corp.—Capital
Class A (b)	4	54
Liberty Media Holding Corp.—
Interactive Class A (b)	829	4,153
Life Technologies Corp. (b)	3,430	143,100
Lockheed Martin Corp.	4,800	387,120
Macquarie Infrastructure Co. LLC	5,300	21,783
Manpower, Inc.	100	4,234
Marathon Oil Corp.	20,100	605,613
Marsh & McLennan Cos., Inc.	1,000	20,130
Mattel, Inc.	16,700	268,035
McDermott International, Inc. (b)	8,000	162,480
McDonald’s Corp.	8,200	471,418
The McGraw-Hill Cos., Inc.	500	15,055
McKesson Corp.	4,500	198,000
Mead Johnson Nutrition Co.	5,900	187,443
Medco Health Solutions, Inc. (b)	6,600	301,026
Medtronic, Inc.	24,300	847,827
Merck & Co., Inc.	26,550	742,338
MetLife, Inc.	7,861	235,909
Mettler Toledo International, Inc. (b)	1,225	94,509
Microsoft Corp.	132,500	3,149,525
Morgan Stanley	11,700	333,567
Motorola, Inc.	47,000	311,610
Murphy Oil Corp.	4,000	217,280
Mylan, Inc. (b)	16,545	215,912
Nabors Industries Ltd. (b)	3,300	51,414
National Oilwell Varco, Inc. (b)	10,847	354,263
NetApp, Inc. (b)	700	13,804
Newmont Mining Corp.	25,400	1,038,098
News Corp. Class A	23,500	214,085
Noble Energy, Inc.	200	11,794
Northern Trust Corp.	14,600	783,728
Northrop Grumman Corp.	300	13,704
Novell, Inc. (b)	8,900	40,317
Novellus Systems, Inc. (b)	700	11,690
Occidental Petroleum Corp.	9,300	612,033
Oracle Corp.	7,700	164,934
PPL Corp.	6,700	220,832
Pall Corp.	1,200	31,872
Panera Bread Co. Class A (b)	2,700	134,622
Parker Hannifin Corp.	150	6,444
PartnerRe Ltd.	1,800	116,910
Pepsi Bottling Group, Inc.	400	13,536
PepsiAmericas, Inc.	2,900	77,749
PerkinElmer, Inc.	4,800	83,520
Perrigo Co.	3,800	105,564

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Pfizer, Inc.	93,750	$1,406,250
PharMerica Corp. (b)	266	5,222
Philip Morris International, Inc.	12,800	558,336
Pitney Bowes, Inc.	500	10,965
Platinum Underwriters Holdings Ltd.	3,900	111,501
Polycom, Inc. (b)	26,400	535,128
Praxair, Inc.	1,100	78,177
Precision Castparts Corp.	3,600	262,908
Principal Financial Group, Inc.	2,700	50,868
The Procter & Gamble Co.	27,700	1,415,470
The Progressive Corp.	10,600	160,166
QUALCOMM, Inc.	10,700	483,640
Quest Diagnostics, Inc.	300	16,929
Qwest Communications International, Inc.	98,400	408,360
Ralcorp Holdings, Inc. (b)	774	47,152
Raytheon Co.	100	4,443
RenaissanceRe Holdings Ltd.	3,800	176,852
Reynolds American, Inc.	300	11,586
Ross Stores, Inc.	500	19,300
RusHydro (b)	702,273	26,616
Ryder System, Inc.	500	13,960
SUPERVALU, Inc.	3,172	41,077
Safeway, Inc.	600	12,222
Sara Lee Corp.	41,500	405,040
Schering-Plough Corp.	28,700	720,944
Schlumberger Ltd.	9,250	500,518
Seagate Technology	500	5,230
Smith International, Inc.	2,700	69,525
The Southern Co.	2,500	77,900
Spirit Aerosystems Holdings, Inc.
Class A (b)	25,800	354,492
Sprint Nextel Corp. (b)	44,550	214,285
The St. Joe Co. (b)	11,600	307,284
Stone Energy Corp. (b)	3,150	23,373
Sun Microsystems, Inc. (b)	15,287	140,946
Sunoco, Inc.	200	4,640
Synopsys, Inc. (b)	700	13,657
Tellabs, Inc. (b)	5,100	29,223
Teradata Corp. (b)	600	14,058
Texas Instruments, Inc.	700	14,910
Thermo Fisher Scientific, Inc. (b)	5,400	220,158
Time Warner Cable, Inc.	1,355	42,913
Time Warner, Inc.	5,400	136,026
Transatlantic Holdings, Inc.	2,000	86,660
The Travelers Cos., Inc.	14,822	608,295
U.S. Bancorp	31,100	557,312
Unifi, Inc. (b)	30,500	43,310
Union Pacific Corp.	19,200	999,552
United Technologies Corp.	2,500	129,900
UnitedHealth Group, Inc.	26,850	670,713
Valero Energy Corp.	600	10,134
Verizon Communications, Inc.	52,200	1,604,106
Viacom, Inc. Class B (b)	22,227	504,553
WABCO Holdings, Inc.	66	1,168
Wal-Mart Stores, Inc.	26,400	1,278,816
Waters Corp. (b)	4,950	254,776
WellPoint, Inc. (b)	13,600	692,104
Wells Fargo & Co.	32,500	788,450
Western Digital Corp. (b)	500	13,250
The Western Union Co.	1,000	16,400
Windstream Corp.	6,671	55,769
Wyeth	17,900	812,481
XL Capital Ltd. Class A	54,218	621,338

XTO Energy, Inc.		5,000	190,700
Xerox Corp.		52,900	342,792
Xilinx, Inc.		600	12,276

			75,503,712

Total Common Stocks—54.0%			140,348,697

Fixed Income Securities

		Par
Asset-Backed Securities		(000)

United States—0.0%
Latitude CLO Ltd. Series 2005-1 Class SUB,
13.00%, 12/15/17 (d)	USD	100	1,000

Total Asset-Backed Securities—0.0%			1,000

Corporate Bonds

Brazil—0.0%
Cosan Finance Ltd., 7.00%, 2/01/17 (e)		100	88,000

Canada—0.2%
Rogers Wireless Communications, Inc.,
7.63%, 12/15/11	CAD	100	94,741
Sino-Forest Corp.:
9.13%, 8/17/11	USD	36	36,270
5.00%, 8/01/13 (e)(f)		606	499,950

			630,961

Chile—0.3%
Empresa Electrica del Norte Grande SA,
7.50%, 11/05/17 (g)		870	837,804

China—0.8%
Celestial Nutrifoods Ltd., 29.80%,
6/12/11 (d)(f)	SGD	800	372,825
Chaoda Modern Agriculture Holdings Ltd.,
7.75%, 2/08/10	USD	175	164,500
China Petroleum & Chemical Corp.,
5.64%, 4/24/14 (d)(f)	HKD	2,940	397,751
GOME Electrical Appliances Holdings Ltd.,
8.10%, 5/18/14 (d)(f)	CNY	5,100	690,632
Pine Agritech Ltd., 25.59%,
7/27/12 (d)(f)		4,400	450,905

			2,076,613

Europe—1.0%
European Investment Bank:
12.87%, 9/21/10 (d)(e)	BRL	2,200	977,193
4.38%, 4/15/13	EUR	850	1,264,801
Series 1158/0100, 3.63%, 10/15/11		197	287,064

			2,529,058

France—0.0%
Compagnie Generale des Etablissements
Michelin Series ML, 8.08%,
1/01/17 (d)(f)		98	124,586

Germany—0.6%
Kreditanstalt fuer Wiederaufbau (f):
3.25%, 6/27/13		800	1,141,983
Series DPW, 0.50%, 2/03/10		330	455,663

			1,597,646

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Hong Kong—0.6%
CITIC Resources Finance Ltd., 6.75%,
5/15/14 (e)	USD	200	$185,000
FUJI Food and Catering Services
Holdings Ltd., 21.49%, 10/18/10 (d)(f)	CNY	1,900	205,835
Hongkong Land CB 2005 Ltd.,
2.75%, 12/21/12 (f)	USD	100	111,250
Hutchison Whampoa International 03/33 Ltd.:
5.45%, 11/24/10		250	260,992
6.25%, 1/24/14		100	107,496
Hutchison Whampoa International (09) Ltd.,
7.63%, 4/09/19 (e)		300	332,741
Noble Group Ltd., 8.50%, 5/30/13 (e)		240	228,000

			1,431,314

India—0.8%
Gujarat NRE Coke Ltd., 0.00%,
4/12/11 (d)(f)		200	164,000
Housing Development Finance Corp.,
0.00%, 9/27/10 (d)(f)		100	152,000
Punj Lloyd Ltd., 13.64%, 4/08/11 (d)(f)		200	203,000
Reliance Communications Ltd. (d)(f):
0.00%, 5/10/11		300	315,000
0.00%, 3/01/12		800	741,287
Suzlon Energy Ltd., 24.56%,
6/12/12 (d)(f)		211	161,349
Tata Motors Ltd. (f):
1.00%, 4/27/11		270	257,175
1.00%, 9/05/12		200	196,146

			2,189,957

Ireland—0.2%
TransCapitalInvest Ltd. for OJSC AK Transneft:
6.10%, 6/27/12 (e)		100	97,000
5.67%, 3/05/14		100	86,250
8.70%, 8/07/18 (e)		100	96,250
VIP Finance Ireland Ltd. for OJSC Vimpel
Communications, 8.38%, 4/30/13 (g)		200	181,500

			461,000

Japan—0.4%
The Bank of Kyoto Ltd. (f):
1.80%, 3/31/14 (d)	JPY	10,000	104,528
Series 1, 1.90%, 9/30/09		25,000	344,336
The Mie Bank Ltd., 1.00%,
10/31/11 (f)		6,000	60,068
NC International Ltd., 5.79%,
3/15/11 (d)(f)		10,000	112,064
Nagoya Railroad Co. Ltd., 1.22%,
3/30/12 (d)(f)		2,000	21,280
Suzuki Motor Corp. Series 9,
3.96%, 3/29/13 (d)(f)		45,000	471,805

			1,114,081

Kazakhstan—0.3%
KazMunaiGaz Finance Sub BV,
9.13%, 7/02/18 (e)	USD	900	803,250

Luxembourg—1.1%
ALROSA Finance SA, 8.88%, 11/17/14		100	87,500
Acergy SA Series ACY,
2.25%, 10/11/13 (f)		100	82,054
Evraz Group SA:
8.88%, 4/24/13 (e)		100	82,000
8.25%, 11/10/15		100	77,910
9.50%, 4/24/18 (e)		300	231,750

Gaz Capital SA:
5.36%, 10/31/14	EUR	76	90,092
5.88%, 6/01/15		55	65,105
5.14%, 3/22/17		50	53,274
5.44%, 11/02/17		90	95,222
6.61%, 2/13/18		371	422,874
8.63%, 4/28/34	USD	151	146,281
Gazprom International SA,
7.20%, 2/01/20		237	222,979
Novorossiysk Port Capital SA,
7.00%, 5/17/12		100	92,168
TNK-BP Finance SA (e):
6.13%, 3/20/12		100	92,250
7.50%, 7/18/16		100	85,250
UBS Luxembourg SA for OJSC Vimpel
Communications, 8.25%, 5/23/16		100	83,750
VIP Finance Ireland Ltd. for OJSC Vimpel
Communications, 9.13%, 4/30/18 (e)		893	756,818

			2,767,277

Malaysia—1.1%
Berjaya Land Bhd, 8.00%, 8/15/11 (f)	MYR	780	227,653
Cherating Capital Ltd., 2.00%,
7/05/12 (f)(h)	USD	200	202,750
Feringghi Capital Ltd.,
0.00%, 12/22/09 (d)(f)		200	234,000
IOI Resources, 8.28%, 1/15/13 (d)(f)		300	279,750
Johor Corp.:
1.00%, 7/31/09	MYR	825	279,303
Series P3, 1.00%, 7/31/12		1,741	460,634
Rafflesia Capital Ltd.,
1.25%, 10/04/11 (f)(h)	USD	700	753,027
YTL Power Finance Cayman Ltd.,
0.00%, 5/09/10 (d)(f)		300	355,475

			2,792,592

Netherlands—0.2%
ASM International NV (f):
4.25%, 12/06/11		30	23,807
4.25%, 12/06/11 (e)		100	91,125
Heidelberg International Finance BV,
0.88%, 2/09/12 (f)	EUR	100	140,387
Pargesa Netherlands NV,
1.75%, 6/15/14 (f)	CHF	275	199,945

			455,264

Norway—0.1%
Subsea 7, Inc. (f):
2.80%, 6/06/11	USD	300	258,750
5.77%, 6/29/17 (d)		100	92,570

			351,320

Singapore—0.9%
CapitaLand Ltd. (f):
2.10%, 11/15/16	SGD	750	399,209
3.13%, 3/05/18		750	462,148
2.95%, 6/20/22		1,250	633,147
Keppel Land Ltd., 2.50%, 6/23/13 (f)		200	134,420
Wilmar International Ltd.,
15.03%, 12/18/12 (d)(f)	USD	200	219,834
Yanlord Land Group Ltd.,
5.85%, 7/13/14 (f)	SGD	500	362,055

			2,210,813

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

South Korea—0.5%
Korea Electric Power Corp.:
1.94%, 11/23/11 (d)(f)	JPY	20,000	$199,034
5.13%, 4/23/34	USD	135	124,512
LG Telecom Ltd., 8.25%, 7/15/09 (e)		350	350,000
Zeus Cayman, 4.20%, 8/19/13 (d)(f)	JPY	63,000	606,706

			1,280,252

Sweden—0.1%
Svensk Exportkredit AB,
10.50%, 9/29/15 (h)	TRY	504	230,959

United Arab Emirates—1.1%
Abu Dhabi National Energy Co.,
6.50%, 10/27/36	USD	100	84,790
Dana Gas Sukuk Ltd.,
7.50%, 10/31/12 (f)		1,940	1,490,657
Nakheel Development Ltd.,
3.17%, 12/14/09		980	851,375
Nakheel Development 2 Ltd.,
2.75%, 1/16/11		600	384,000

			2,810,822

United Kingdom—0.2%
Shire Plc, 2.75%, 5/09/14 (f)		500	439,447

United States—5.6%
The AES Corp., 8.38%, 3/01/11	GBP	84	136,815
Addax Petroleum Corp.,
3.75%, 5/31/12 (f)	USD	200	211,250
Advanced Micro Devices, Inc.:
7.75%, 11/01/12		13	8,645
6.00%, 5/01/15 (f)		3,108	1,456,875
Amgen, Inc., 0.38%, 2/01/13 (f)		348	314,070
Archer-Daniels-Midland Co.,
0.88%, 2/15/14 (f)		400	364,000
Cell Genesys, Inc.,
3.13%, 5/01/13 (f)(i)		18	7,729
Chesapeake Energy Corp. (f):
2.75%, 11/15/35		129	111,746
2.50%, 5/15/37		657	464,828
2.25%, 12/15/38		352	216,040
China Milk Products Group Ltd.,
15.57%, 1/05/12 (d)(f)		400	425,851
Crown Cork & Seal Co., Inc.,
7.50%, 12/15/96		150	120,188
General Cable Corp.,
1.00%, 10/15/12 (f)		112	87,920
General Electric Capital Corp.,
0.60%, 1/15/10 (h)	JPY	119,000	1,221,449
Greenbrier Cos., Inc., 2.38%, 5/15/26 (f)	USD	152	83,030
Helix Energy Solutions Group, Inc.,
3.25%, 12/15/25 (f)		43	32,465
Hologic, Inc., 2.00%, 12/15/37 (f)(j)		1,486	1,055,060
IOI Capital Bhd Series IOI,
0.00%, 12/18/11 (d)(f)		325	368,875
Intel Corp., 2.95%, 12/15/35 (f)		198	166,320
Mandra Forestry,
12.00%, 5/15/13 (b)(e)(k)(l)		475	332,500
McMoRan Exploration Co. (f):
5.25%, 10/06/11 (e)		125	110,313
5.25%, 10/06/11		200	176,500
Medtronic, Inc. (f):
1.50%, 4/15/11		149	144,158
1.63%, 4/15/13		618	569,333
Millipore Corp., 3.75%, 6/01/26 (f)		25	24,688
Mylan, Inc., 1.25%, 3/15/12 (f)		691	598,579
Nabi Biopharmaceuticals,
2.88%, 4/15/25 (f)		80	76,000
Nextel Communications, Inc.,
5.25%, 1/15/10 (f)		125	123,750
Northwest Airlines, Inc. Series 1999-3-B,
9.49%, 10/01/16 (b)(k)		136	14,302
Paka Capital Ltd., 5.26%, 3/12/13 (d)(f)		200	187,510
Pemex Project Funding Master Trust,
5.50%, 2/24/25	EUR	570	611,717
Preferred Term Securities Ltd. (f):
XXIV, 5.97%, 3/22/37 (e)	USD	150	2
XXV, 5.758%, 6/22/37		300	120
XXVI, 6.191%, 9/22/37		140	1
XXVII, 6.29%, 12/22/37		100	1
Ranbaxy Laboratories Ltd.,
18.45%, 3/18/11 (d)(f)		200	210,658
SBA Communications Corp.,
4.00%, 10/01/14 (e)(f)		243	244,215
SanDisk Corp., 1.00%, 5/15/13 (f)		983	616,833
SonoSite, Inc., 3.75%, 7/15/14 (f)		132	112,200
Suzlon Energy Ltd.,
12.90%, 10/11/12 (d)(f)		300	228,000
TNK-BP Finance SA (e):
6.63%, 3/20/17		450	355,500
7.88%, 3/13/18		700	577,500
Tenet Healthcare Corp., 9.25%, 2/01/15		200	183,000
Transocean, Inc. (f):
1.50%, 12/15/37		1,269	1,162,721
Series A, 1.63%, 12/15/37		768	725,760
Series C, 1.50%, 12/15/37		218	192,113
Uno Restaurant Corp.,
10.00%, 2/15/11 (e)		90	18,450

			14,449,580

Total Corporate Bonds—16.1%			41,672,596

Foreign Government Obligations

Australian Government Bonds,
5.75%, 6/15/11	AUD	752	625,566
Brazil Notas do Tesouro Nacional Series F,
10.00%, 1/01/17	BRL	5,421	2,394,217
Bundesrepublik Deutschland:
4.00%, 7/04/16	EUR	1,800	2,674,887
4.25%, 7/04/17		1,580	2,377,769
3.50%, 7/04/19		600	849,905
Series 08, 4.25%, 7/04/18		900	1,357,531
Bundesschatzanweisungen Series 1,
4.75%, 6/11/10		1,258	1,828,700
Caisse d’Amortissement de la Dette Sociale:
3.25%, 4/25/13		300	428,864
4.00%, 10/25/14		375	547,130
Canadian Government Bond:
4.00%, 9/01/10	CAD	395	353,067
4.00%, 6/01/16		275	252,580
Japanese Government CPI Linked Bond:
Series 5, 0.80%, 9/10/15	JPY	91,668	843,557
Series 6, 0.80%, 12/10/15		77,979	713,457
Series 7, 0.80%, 3/10/16		246,847	2,248,491
Series 16, 1.40%, 6/10/18		60,960	552,807
Japanese Government Two Year Bond
Series 272, 0.70%, 9/15/10		63,000	657,815

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Foreign Government Obligations		(000)	Value

Malaysia Government Bond:
3.76%, 4/28/11	MYR	2,215	$645,003
Series 3/06, 3.87%, 4/13/10		1,800	519,421
Netherland Government Bond,
3.75%, 7/15/14	EUR	475	694,392
New Zealand Government Bond
Series 216, 4.50%, 2/14/16	NZD	425	396,290
Poland Government Bond,
3.00%, 8/24/16	PLN	1,650	534,840
United Kingdom Gilt, 4.25%, 3/07/11	GBP	1,535	2,647,151

Total Foreign Government Obligations—9.3%			24,143,440

Structured Notes

Taiwan—0.0%
UBS AG (Total Return TWD Linked Notes),
0.26%, 12/01/10 (d)(e)	USD	125	124,531

Total Structured Notes—0.0%			124,531

U.S. Treasury Obligations

U.S. Treasury Inflation Indexed Bonds:
0.88%, 4/15/10		1,885	1,885,229
2.38%, 4/15/11		4,930	5,076,040
2.00%, 4/15/12		67	69,161
1.88%, 7/15/15		548	554,095
2.00%, 1/15/16		6,521	6,618,754
2.50%, 7/15/16		1,847	1,938,366
1.63%, 1/15/18		960	950,468
2.38%, 1/15/27		1,004	1,039,913
U.S. Treasury Notes:
4.63%, 7/31/09		1,446	1,451,197
2.13%, 1/31/10 (c)		900	908,965
2.88%, 6/30/10		1,870	1,913,390
2.75%, 7/31/10		1,261	1,290,505
4.88%, 5/31/11		1,850	1,982,969
1.75%, 1/31/14		648	629,778
2.63%, 2/29/16		970	941,279
2.75%, 2/15/19		1,981	1,855,325

Total U.S. Treasury Obligations—11.2%			29,105,434

Total Fixed Income Securities—36.6%			95,047,001

Investment Companies		Shares

United States—2.9%
Consumer Staples Select Sector
SPDR Fund		15,500	356,345
Health Care Select Sector SPDR Fund		15,800	415,698
iShares Dow Jones U.S. Telecommunications
Sector Index Fund		12,900	229,749
iShares Silver Trust (b)		53,800	719,844
KBW Bank ETF		2,700	48,735
SPDR Gold Trust (b)		54,200	4,941,956
Telecom HOLDRs Trust		3,300	76,131
Utilities Select Sector SPDR Fund		26,600	741,874
Vanguard Telecommunication Services ETF		400	19,888

			7,550,220

Vietnam—0.1%
Vietnam Enterprise Investments Ltd. -
R Shares (b)		31,875	51,000

Vinaland Ltd. (b)		285,500	195,568

			246,568

Total Investment Companies—3.0%			7,796,788

Preferred Securities

		Par
Capital Trusts		(000)

Singapore—0.0%
DBS Capital Funding Corp., 7.66% (h)(m)	USD	26	25,285

United States—0.0%
Citigroup Capital XXI, 8.30%,
12/21/77 (h)		165	128,671

Total Capital Trusts—0.0%			153,956

Preferred Stocks		Shares

Japan—0.2%
Mizuho Financial Group, Inc.
Series 11X1, 2.00% (b)(f)		67,000	483,365

United States—0.5%
Bunge Ltd., 4.88% (f)		924	75,306
El Paso Corp., 4.99% (b)(e)(f)		190	147,250
El Paso Corp., 4.99% (b)(e)		569	440,975
Freeport-McMoRan Copper & Gold, Inc.,
5.50% (f)		288	313,632
Mylan, Inc., 6.50% (f)		57	49,100
NRG Energy, Inc., 4.00% (f)		97	125,979
XL Capital Ltd., 10.75% (f)		2,945	57,428

			1,209,670

Total Preferred Stocks—0.7%			1,693,035

Total Preferred Securities—0.7%			1,846,991

Warrants (n)

Canada—0.0%
Kinross Gold Corp. (expires 9/03/13)		6,330	26,884
New Gold, Inc. (expires 4/03/12)		30,000	1,032

			27,916

United States—0.0%
Mandra Forestry Finance Ltd.
(expires 5/15/13)		475	475

Total Warrants—0.0%			28,391

Total Long-Term Investments
(Cost—$257,779,880)—94.3%			245,067,868

Short-Term Securities

		Par
Time Deposits		(000)

Canada—0.0%
Brown Brothers Harriman & Co.,
0.04%, 7/01/09	CAD	9	7,496

Japan—0.1%
Brown Brothers Harriman & Co.,
0.01%, 7/01/09	JPY	7,704	79,975

Total Time Deposits—0.1%			87,471

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
U.S. Government Obligations		(000)	Value

U.S. Treasury Bills:
0.10%, 7/02/09	USD	805	$804,998
0.14%, 7/09/09		3,590	3,589,848
0.16%, 7/30/09		650	649,907
0.12%, 8/06/09		2,520	2,519,579
0.18%, 8/13/09		400	399,922
0.19%, 8/20/09		3,900	3,898,998
0.15%, 8/27/09		400	399,910
0.17%, 9/03/09		440	439,886
0.19%, 9/10/09		798	797,741
0.17%, 9/17/09		1,640	1,639,354

Total U.S. Government Obligations—5.8%			15,140,143

Total Short-Term Securities
(Cost—$15,227,513)—5.9%			15,227,614

Options Purchased		Contracts

Exchange-Traded Call Options
Bed Bath & Beyond, Inc., expiring August 2009
at USD 27.50		101	38,885
Best Buy Co., Inc., expiring September 2009
at USD 40		103	6,695
Carnival Corp., expiring July 2009
at USD 30		100	750
General Motors Corp:
expiring January 2010 at USD 50		87	87
expiring January 2010 at USD 60		84	84
Home Depot, Inc., expiring August 2009
at USD 30		100	250
Paccar, Inc., expiring August 2009
at USD 35		102	15,300
S&P 500 Listed Option:
expiring December 2009
at USD 92.50		55	320,100
expiring December 2009
at USD 100		10	26,750
Staples, Inc., expiring September 2009
at USD 22.50		103	5,665

			414,566

Exchange-Traded Put Options
S&P 500 Listed Option:
expiring September 2009
at USD 87.50		22	60,390
expiring December 2009
at USD 90		9	53,910

			114,300

Over-the-Counter Call Options
Australian Dollar, expiring December 2009
at USD 0.78, Broker Morgan Stanley
Capital Services, Inc.		3	18,757

Total Options Purchased
(Cost—$687,570)—0.2%			547,623

Total Investments Before Structured Options,
Investments Sold Short and Options Written
(Cost—$273,694,963 *)—100.4%			260,843,105

Structured Options

Credit Suisse Euro Stoxx Index Link, expiring
July 2009, Broker Credit Suisse
International (o)	12,505	(351,377)
JPMorgan Euro Stoxx Index Link, expiring
July 2010, Broker JPMorgan Chase (p)	13,000	(21,406)

Total Structured Options
(Cost—$58,148*)—(0.1)%		(372,783)

Investments Sold Short	Shares

Bed Bath & Beyond, Inc.	(16,300)	(501,225)
Best Buy Co., Inc.	(10,300)	(344,947)
Carnival Corp.	(29,300)	(755,061)
D.R. Horton, Inc.	(19,900)	(186,264)
Home Depot, Inc.	(17,000)	(401,710)
Lowe’s Cos., Inc.	(12,800)	(248,448)
Masco Corp.	(14,500)	(138,910)
Paccar, Inc.	(10,200)	(331,602)
Staples Inc.	(14,200)	(286,414)

Total Investments Sold Short
(Proceeds—$3,122,422)—(1.2)%		(3,194,581)

Options Written	Contracts

Exchange-Traded Call Options
Aetna, Inc.,
expiring October 2009 at USD 30	78	(8,385)
Apple, Inc.,
expiring January 2010 at USD 85	43	(254,130)
Avon Products, Inc.,
expiring January 2010 at USD 22.50	58	(26,680)
BB&T Corp.,
expiring December 2009 at USD 56	37	(4,070)
Bank of America Corp.,
expiring November 2009 at USD 15	253	(31,625)
Burlington Northern Santa Fe Corp.,
expiring January 2010 at USD 80	48	(24,480)
Cigna Corp.,
expiring October 2009 at USD 25	82	(22,140)
Consol Energy, Inc.,
expiring January 2010 at USD 46	77	(17,325)
Electronic Arts, Inc.,
expiring January 2010 at USD 22.50	49	(12,127)
Hewlett-Packard Co.,
expiring August 2009 at USD 35	135	(57,375)
Humana, Inc.,
expiring November 2009 at USD 32	56	(22,400)
JPMorgan Chase & Co.,
expiring December 2009 at USD 39	120	(29,580)
Microsoft Corp.:
expiring January 2010 at USD 15	107	(95,765)
expiring January 2010 at USD 17.50	135	(90,450)
expiring October 2009 at USD 25	156	(17,316)

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Morgan Stanley,
expiring October 2009 at USD 33	29	$(3,480)
Mylan Laboratories Inc.,
expiring October 2009 at USD 15	50	(2,500)
Panera Bread Co. Class A,
expiring August 2009 at USD 55	27	(3,240)
Polycom, Inc., expiring January 2010
at USD 20	66	(19,305)
S&P 500 Listed Option,
expiring December 2009 at USD 102.50	55	(103,950)
UnitedHealth Group, Inc.,
expiring December 2009 at USD 27	107	(24,878)
WellPoint, Inc.,
expiring December 2009 at USD 55	49	(19,600)

		(890,801)

Exchange-Traded Put Options
S&P 500 Listed Option:
expiring September 2009 at USD 80	22	(26,510)
expiring December 2009 at USD 80	9	(26,640)

		(53,150)

Total Options Written
(Premiums Received—$757,254)—(0.4)%		(943,951)

Total Investments, Net of Structured
Options, Investments Sold Short
and Options Written—98.7%		256,331,790
Other Assets Less Liabilities—1.3%		3,431,413

Net Assets—100.0%		$259,763,203

*	The cost and unrealized appreciation (depreciation) of investments and structured options as of June 30, 2009, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$276,657,500

	Gross unrealized appreciation	$18,732,783
	Gross unrealized depreciation	(34,919,961)

	Net unrealized depreciation	$(16,187,178)

(a)	Depositary receipts.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral for financial futures contracts.

(d)	Represents a zero-coupon bond. Rate shown represents the current yield as of report date.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Convertible security.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Variable rate security. Rate shown is as of report date.

(i)	When-issued security.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	Issuer filed for bankruptcy and/or is in default of interest payments.

(l)	Issued with warrants.

(m)	Security is perpetual in nature and has no stated maturity date.

(n)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(o)

CSFB DJ Euro Stoxx Structured Option is issued in units. Each unit contains (a) one written put unit on the DJ Euro Stoxx 50 Index (Ticker SX5E) at a strike price of 3,384.537 and (b) the equivalent of 2.37 Call Spread units on the DJ Euro Stoxx with a lower call strike of 3,562.67 and an upper call strike of 3,918.937. For each unit of the Structured Option, the Fund has sold or written 2.37 calls on the DJ Euro Stoxx Index at 3,918.937 and bought 2.37 calls on the DJ Euro Stoxx Index at 3,562.67. Because the Structured Option was constructed with an upper call strike limit of 110%, theoretically, the structure peaked at a 23.7% return in the event that the DJ Euro Stoxx Index rose above 3,918.937. At period end, the DJ Euro Stoxx Index was at 2,401.69. At period end, the value of this Structured Option was ($351,377) representing the price of the potential obligation of the Fund to the counterparty on the imbedded Put at expiration of 1,160.98 per unit. The option expires on July 13, 2009.

(p)

JP Morgan DJ EuroStoxx Structured Option is issued in units. Each unit represents a composite structure based on the product of the DJ EuroStoxx 50 Index and the Euro/U.S. Dollar exchange rate. Each unit contains (a) one written put on the composite index at a strike price of 3299.55 and (b) 2.03 Call Spread units on the DJ Euro Stoxx with a lower call strike of 3401.60 and an upper call strike of 3911.84. For each unit of the Structured Option, the Fund has sold or written 2.03 calls on the composite index at 3911.84 and bought 2.03 calls on the composite index at 3401.60. Because the Structured Option was constructed with an upper call strike limit of 115%, theoretically the structure would peak at 30.45% return in the event that the composite index rose above 3911.84.

On June 30, 2009, the composite index was 3368.73. At this time, the value of this Structured Option was $(21,406) representing the potential obligation of the Fund to the counterparty on the price of the structure of $(56.05) per unit. The option expires on July 16, 2010.

•	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund	—	$103
BlackRock Liquidity Series, LLC
Money Market Series	—	$259

•	Financial futures contracts purchased as of June 30, 2009 were as follows:

			Expiration		Unrealized
Contracts	Issue	Exchange	Date	Face	Appreciation

16	DJ Euro Stoxx 50	Eurex	September	$538,011	$238
		Deutschland	2009
2	Osaka Nikkei 225	Osaka	September	$204,495	1,661
			2009

Total					$1,899

•	Financial futures contracts sold as of June 30, 2009 were as follows:

					Unrealized
			Expiration		Appreciation
Contracts	Issue	Exchange	Date	Face	(Depreciation)

3	Hang Seng	Hong Kong	July 2009	$356,904	$390
	Index Future
4	MSCI Singapore	Singapore	July 2009	$153,480	(621)
	IX ETS Future
6	Taiwan MSCI	Singapore	July 2009	$138,696	456
	Simex Index
1	Euro Dollar Future	Chicago	September	$237,549	(10,776)
			2009
4	FTSE 100 Index	LIFFE	September	$280,654	3,076
			2009
21	S&P 500 Index	Chicago	September	$4,817,795	11,420
			2009
3	S&P TSE 60 Index	Montreal	September	$312,706	(10,778)
			2009

Total					$(6,833)

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)

•	Foreign currency exchange contracts as of June 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	4,515	USD	2,301	Brown Brothers Harriman & Co.	7/02/09	$3
HUF	75,653,927	EUR	277,629	Citibank, NA	7/02/09	606
SEK	1,533,757	EUR	141,100	HSBC Bank USA, NA	7/02/09	867
SGD	693,378	USD	478,919	HSBC Bank USA, NA	7/02/09	(198)
SGD	403,378	USD	278,672	UBS AG	7/02/09	(173)
USD	338	BRL	660	Brown Brothers Harriman & Co.	7/01/09	1
USD	133,132	EUR	94,588	Citibank, NA	7/02/09	439
USD	133,180	EUR	94,588	Deutsche Bank AG	7/02/09	486
USD	294,416	EUR	209,400	UBS AG	7/02/09	658
ZAR	1,683,340	USD	218,616	UBS AG	7/02/09	(319)
CHF	1,214,947	EUR	803,000	UBS AG	7/02/09	(8,325)
EUR	803,000	CHF	1,211,470	UBS AG	7/02/09	11,522
EUR	277,629	HUF	78,555,151	Citibank, NA	7/02/09	(15,389)
EUR	141,400	SEK	1,535,168	HSBC Bank USA, NA	7/02/09	(1,047)
EUR	94,588	USD	131,130	Citibank, NA	7/02/09	1,565
EUR	94,588	USD	131,193	Deutsche Bank AG	7/02/09	1,501
EUR	209,400	USD	290,459	UBS AG	7/02/09	3,303
USD	475,529	SGD	693,378	HSBC Bank USA, NA	7/02/09	(3,182)
USD	276,732	SGD	403,378	UBS AG	7/02/09	(1,762)
USD	207,782	ZAR	1,683,340	UBS AG	7/02/09	(10,423)
HKD	34,377	USD	4,436	UBS AG	7/03/09	—
USD	1,480,695	GBP	906,361	Brown Brothers Harriman & Co.	7/09/09	(10,445)
USD	577,330	GBP	353,148	Credit Suisse International	7/09/09	(3,667)
EUR	94,588	USD	132,707	Deutsche Bank AG	7/10/09	(8)
JPY	119,721,531	EUR	895,449	Barclays Bank, Plc	7/10/09	(13,338)
JPY	65,115,827	EUR	486,400	JPMorgan Chase Bank NA	7/10/09	(6,371)
JPY	99,242,395	EUR	741,600	UBS AG	7/10/09	(10,107)
JPY	51,258,638	USD	537,629	Morgan Stanley Capital Services, Inc.	7/10/09	(5,482)
USD	1,036,050	BRL	2,087,640	JPMorgan Chase Bank NA	7/10/09	(27,324)
USD	216,197	KRW	272,408,000	Morgan Stanley Capital Services, Inc.	7/10/09	2,234
USD	72,795	TRY	113,320	Morgan Stanley Capital Services, Inc.	7/10/09	(566)
USD	321,491	TWD	10,544,900	Morgan Stanley Capital Services, Inc.	7/10/09	(1,187)
SGD	506,250	USD	347,822	Brown Brothers Harriman & Co.	7/13/09	1,652
EUR	94,588	USD	133,138	Citibank, NA	7/16/09	(439)
EUR	94,588	USD	133,184	Deutsche Bank AG	7/16/09	(486)
EUR	209,400	USD	294,425	UBS AG	7/16/09	(655)
USD	700,000	EUR	504,854	Deutsche Bank AG	7/16/09	(8,265)
USD	700,000	EUR	504,825	HSBC Bank USA, NA	7/16/09	(8,224)
USD	217,945	ZAR	1,683,340	UBS AG	7/16/09	404
EUR	401,500	CHF	611,998	UBS AG	7/17/09	(93)
EUR	277,629	HUF	75,941,828	Citibank, NA	7/17/09	(460)
EUR	141,100	SEK	1,533,912	HSBC Bank USA, NA	7/17/09	(870)
USD	378,888	SGD	548,648	HSBC Bank USA, NA	7/17/09	163
USD	278,626	SGD	403,378	UBS AG	7/17/09	180

Total						$(113,221)

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)

•	Credit default swaps on single-name issues – buy protection outstanding as of June 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Carnival Corp.	0.25%	JPMorgan Chase Bank NA	September 2011	USD 185	$6,849
DaimlerChrysler AG	0.53%	JPMorgan Chase Bank NA	September 2011	EUR 95	2,298
JC Penney Co., Inc.	0.53%	JPMorgan Chase Bank NA	September 2011	USD 50	2,139
McDonald’s Corp.	0.16%	JPMorgan Chase Bank NA	September 2011	USD 50	168
Whirlpool Corp.	0.48%	JPMorgan Chase Bank NA	September 2011	USD 50	2,142
United Mexican States	3.65%	Citibank NA	February 2014	USD 160	(10,761)
United Mexican States	3.85%	Citibank NA	February 2014	USD 160	(12,116)
United Mexican States	4.80%	Morgan Stanley Capital Services, Inc.	March 2014	USD 160	(16,796)
United Mexican States	4.88%	Deutsche Bank AG	March 2014	USD 160	(19,224)
United Mexican States	4.90%	Citibank NA	March 2014	USD 160	(19,316)
United Mexican States	3.87%	Credit Suisse International	April 2014	USD 60	(4,646)
Spain (Kingdom of)	0.49%	Morgan Stanley Capital Services, Inc.	September 2018	USD 310	8,889
Spain (Kingdom of)	0.50%	Morgan Stanley Capital Services, Inc.	September 2018	USD 310	8,770
Spain (Kingdom of)	0.50%	Morgan Stanley Capital Services, Inc.	September 2018	USD 800	22,326
Spain (Kingdom of)	0.83%	Deutsche Bank AG	December 2018	USD 320	886
Spain (Kingdom of)	0.85%	Deutsche Bank AG	December 2018	USD 960	1,532

Total					$(26,860)

•	Credit default swaps on traded-indexes issues – bought protection outstanding as of June 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

CMBX Index	0.35%	JPMorgan Chase Bank NA	February 2051	USD 140	$3,864
CMBX North American Index Series 4 AAA	0.35%	Deutsche Bank AG	February 2051	USD 166	(26,205)
CMBX North American Index Series 4 AAA	0.35%	Deutsche Bank AG	February 2051	USD 160	(20,072)
CMBX North American Index Series 4 AAA	0.35%	JPMorgan Chase Bank NA	February 2051	USD 168	(12,823)
CMBX North American Index Series 4 AAA	0.35%	JPMorgan Chase Bank NA	February 2051	USD 160	(21,399)
CMBX North American Index Series 4 AAA	0.35%	Morgan Stanley Capital Services, Inc.	February 2051	USD 166	(17,850)
CMBX North American Index Series 4 AAA	0.35%	Morgan Stanley Capital Services, Inc.	February 2051	USD 330	(47,637)

Total					$(142,122)

•	Currency Abbreviations:

AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Frank	PLN	Polish Zloty
CNY	Chinese Yuan	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TRY	Turkish Lira
HKD	Hong Kong Dollar	TWD	New Taiwan Dollar
HUF	Hungary Forint	USD	US Dollar
JPY	Japanese Yen	ZAR	South African Rand

•

Financial Accounting Standards Board Statement of Financial Accounting Standards 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical securities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Continued)

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation	Investments in
Inputs	Securities

	Assets	Liabilities

Level 1
Long-Term Investments:
Common Stocks
Brazil	$4,115,037	—
Canada	7,892,609	—
China	161,452	—
Finland	360,126	—
France	11,796	—
Germany	10,720	—
Ireland	161,292	—
Israel	536,448	—
Japan	81,195	—
Kazakhstan	594,700	—
Mexico	365,168	—
Netherlands	104,778	—
Russia	1,912,423	—
South Africa	93,636	—
South Korea	664,221	—
Switzerland	787,897	—
Taiwan	427,138	—
Thailand	539,416	—
United Kingdom	2,488,924	—
United States	75,503,712	—
Investment Companies	7,745,788	—
Preferred Stocks	495,466	—
Warrants	27,916	—
Investments Sold Short		$(3,194,581)

Total Level 1	105,081,858	(3,194,581)

Level 2
Long-Term Investments:
Common Stocks
Australia	914,836	—
Austria	115,852	—
China	3,751,524	—
Egypt	317,316	—
Finland	166,032	—
France	2,219,339	—
Germany	645,841	—
Hong Kong	1,289,778	—
India	1,852,482	—
Indonesia	78,963	—
Italy	306,257	—
Japan	20,559,114	—
Luxembourg	127,111	—
Malaysia	837,047	—
Netherlands	190,934	—
Norway	235,063	—
Phillipines	2,483	—
Russia	744,386	—
Singapore	2,061,771	—
South Africa	231,147	—
South Korea	1,423,847	—
Spain	383,135	—
Switzerland	1,476,569	—
Taiwan	1,318,003	—
United Kingdom	2,287,179	—
Corporate Bonds	34,337,240	—
Foreign Government Obligations	23,608,600	—
U.S. Treasury Obligations	29,105,434	—
Investment Companies	51,000	—
Capital Trusts	153,956	—
Preferred Stocks	714,204	—
Short-Term Securities	15,227,614	—

Total Level 2	146,734,057	—

Level 3
Long-Term Investments:
Asset-Backed Securities	1,000	—
Corporate Bonds	7,335,356	—
Foreign Government Obligations	534,840	—
Structured Notes	124,531	—
Warrants	475	—
Preferred Stock	483,365	—

Total Level 3	8,479,567	—

Total	$260,295,482	$(3,194,581)

Valuation	Other Financial
Inputs	Instruments*

	Assets	Liabilities
Level 1	$546,107	$(966,126)
Level 2	100,422	(367,732)
Level 3	3,864	(372,783)

Total	$650,393	$(1,706,641)

*

Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, futures and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2009 (Concluded)

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

			Foreign
	Asset-Backed	Corporate	Government	Structured		Preferred	Investments
	Securities	Bonds	Obligations	Notes	Warrants	Stock	in Securities

Balance, as of December 31, 2008	—	—	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—	—	—
Change in unrealized
appreciation/depreciation[1]	—	$(6,473)	—	—	—	—	$(6,473)
Net purchases (sales)	—	—	—	—	—	—	—
Net transfers in/out of Level 3	$1,000	7,341,829	$534,840	$124,531	$475	$483,365	8,486,040

Balance, as of June 30, 2009	$1,000	$7,335,356	$534,840	$124,531	$475	$483,365	$8,479,567

	Other Financial
	Instruments[2]

	Assets	Liabilities
Balance, as of December 31, 2008	$8,031	—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/
depreciation[1]	(4,167)	$(372,783)
Net purchases (sales)	—	—
Net transfers in/out of Level 3	—	—

Balance, as of June 30, 2009	$3,864	$(372,783)

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations related to securities classified as Level 3 at period end.

[2]	Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options.

See Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Non-U.S. Government Sponsored Agency	Par
Mortgage-Backed Securities	(000)	Value

Collateralized Mortgage Obligations—2.6%
Countrywide Alternative Loan Trust
Series 2008-2R:
Class 3A1, 6.00%, 8/25/37	$945	$609,377
Class 4A1, 6.25%, 8/25/37	1,985	1,160,930
Residential Asset Securitization Trust
Series 2003-A8 Class A2, 0.66%,
10/25/18 (a)	1,602	1,314,070
Residential Funding Mortgage Securities I
Series 2007-S2 Class A3, 6.00%,
2/25/37	468	386,655

Total Non-U.S. Government Sponsored Agency
Mortgage-Backed Securities—2.6%		3,471,032

U.S. Government Obligations

U.S. Treasury Bonds, 8.00%, 11/15/21	14,650	20,212,429
U.S. Treasury Notes, 3.13%, 5/15/19	30,685	29,678,225

Total U.S. Government Obligations—38.1%		49,890,654

U.S. Government Sponsored Agency
Mortgage-Backed Securities

Fannie Mae Guaranteed Pass-Through Certificates:
4.00%, 7/15/39 (b)	1,000	969,688
4.50%, 7/15/24—7/15/39 (b)	26,773	26,758,347
5.00%, 5/01/22—7/15/39 (b)(c)	62,555	63,910,551
5.09%, 11/01/35 (a)(d)	1,760	1,827,341
5.50%, 4/01/34—7/15/39 (b)	27,729	28,661,996
6.00%, 6/01/37—7/15/39 (b)	31,255	32,697,049
6.50%, 7/15/39—8/15/39 (b)	9,500	10,100,000
Freddie Mac Mortgage Participation Certificates:
5.00%, 10/01/22—7/15/39 (b)	7,188	7,332,065
5.50%, 8/01/38—7/15/39 (b)	10,885	11,239,633
5.74%, 2/01/37 (a)	1,871	1,955,465
6.00%, 8/15/24 (b)	600	632,437
8.00%, 3/01/30—6/01/31	51	55,943
Ginnie Mae MBS Certificates (b):
4.50%, 7/15/39	500	497,657
5.00%, 7/15/39—8/15/39	8,900	9,047,247
5.50%, 6/01/39	700	721,438
6.00%, 8/21/38—7/15/39	4,000	4,164,842

Total U.S. Government Sponsored Agency
Mortgage-Backed Securities—153.0%		200,571,699

U.S. Government Sponsored Agency
Mortgage-Backed Securities—Collateralized
Mortgage Obligations

Ginnie Mae Trust:
Series 2002-83 Class IO, 1.57%,
10/16/42 (e)	19,842	396,063
Series 2003-17 Class IO, 1.20%,
3/16/43 (e)	29,399	788,196
Series 2003-109 Class IO, 1.10%,
11/16/43 (e)	18,416	544,331
Series 2004-9 Class IO, 1.38%,
3/16/34 (e)	10,552	295,995

Series 2004-43 Class Z, 4.50%,
6/16/44 (a)	2,191	1,501,528
Series 2004-45 Class Z, 5.69%,
6/16/45 (a)	2,329	2,156,215
Series 2004-77 Class IO, 1.07%,
9/16/44 (e)	64,069	1,862,601
Series 2009-26 Class SC, 5.95%,
1/16/38 (e)	2,713	299,427

Total U.S. Government Sponsored Agency
Mortgage-Backed Securities—Collateralized
Mortgage Obligations—6.0%		7,844,356

Total Long-Term Investments
(Cost—$260,853,810)—199.7%		261,777,741

Short-Term Securities

U.S. Government Agency Obligations—7.6%
Federal Home Loan Banks, 0.10%,
7/31/09	10,000	9,999,194

	Shares

Money Market—2.6%
BlackRock Liquidity Funds, TempFund,
0.45% (f)(g)	3,399,116	3,399,116

Total Short-Term Securities
(Cost—$13,398,310)—10.2%		13,398,310

Options Purchased	Contracts (h)

Over-the-Counter Call Swaptions
Receive a fixed rate of 2.25% and pay a
floating rate based on 3-month LIBOR,
expiring October 2009, Broker
JPMorgan Chase	34	44,336
Receive a fixed rate of 3.41% and pay a
floating rate based on 3-month LIBOR,
expiring April 2010, Broker
Deutsche Bank AG	5	125,048

		169,384

Over-the-Counter Put Swaptions
Pay a fixed rate of 3.41% and received a
floating rate based April 3-month LIBOR,
expiring April 2010, Broker
Deutsche Bank AG	5	430,429

Total Options Purchased
(Cost—$589,100)—0.5%		599,813

Total Investments Before TBA Sale
Commitments and Options Written
(Cost—$274,841,220 *)—210.4%		275,775,864

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Par
TBA Sale Commitments (b)	(000)	Value

Fannie Mae Guaranteed Pass-Through Certificates:
4.50%, 7/15/24—7/15/39	$(22,320)	$(22,271,164)
5.00%, 5/01/22—7/15/39	(57,300)	(58,452,847)
5.50%, 4/01/34—7/15/39	(21,300)	(21,985,604)
6.00%, 6/01/37—7/15/39	(23,600)	(24,662,000)
6.50%, 7/15/39—8/15/39	(5,500)	(5,857,500)
Freddie Mac Mortgage Participation Certificates:
5.00%, 10/01/22—7/15/39	(3,000)	(3,065,813)
5.50%, 8/01/38—7/15/39	(2,800)	(2,890,126)
Ginnie Mae MBS Certificates:
4.50%, 7/15/39	(500)	(497,658)
5.00%, 7/15/39—8/15/39	(2,700)	(2,752,313)
5.50%, 6/01/39	(700)	(720,790)

Total TBA Sale Commitments
(Proceeds Received—$142,059,871)—(109.2)%		(143,155,815)

Options Written	Contracts (h)

Over-the-Counter Call Swaptions
Pay a fixed rate of 4.8% and receive a
floating rate based on 3-month LIBOR,
expiring October 2009, Broker
Deutsche Bank AG	21	(1,872,780)

Over-the-Counter Put Swaptions
Receive a fixed rate of 4.8% and pay a
floating rate based on 3-month LIBOR,
expiring October 2009, Broker
Deutsche Bank AG	21	(252,546)

Total Options Written
(Premiums Received—$1,858,500)—(1.6)%		(2,125,326)

Total Investments, Net of TBA Sale
Commitments and Options Written—99.6%		130,494,723
Other Assets Less Liabilities—0.4%		565,387

Net Assets—100.0%		$131,060,110

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$274,909,471

Gross unrealized appreciation	$3,273,813
Gross unrealized depreciation	(2,407,420)

Net unrealized appreciation	$866,393

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available as of report date.

		Unrealized
	Market	Appreciation
Counterparty	Value	(Depreciation)

Bank of America NA	$(3,344,000)	$(19,077)
Barclays Capital Plc	$669,705	$1,146
Citigroup NA	$5,761,217	$74,193
Credit Suisse International	$(3,779,972)	$(137,629)
Deutsche Bank AG	$(15,075,792)	$20,282
Goldman Sachs Bank USA	$(5,259,313)	$(59,728)
JPMorgan Chase Bank	$8,513,530	$127,959
Morgan Stanley Capital Services, Inc.	$6,972,266	$95,350
BNP Pariibas	$(4,025,533)	$(31,955)
Greenwich Capital	$(1,593,279)	$(12,196)
UBS AG	$(13,058,468)	$(80,071)

(c)	All or a portion of security has been pledged as collateral in connection with swaps.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund	3,399,116	$30,116
BlackRock Liquidity Series, LLC Cash
Sweep Series	$(37,224,398)	$57,395

(g)	Represents the current yield as of report date.

(h)	One contract represents a notional amount of $1 million.

•	Financial futures contracts purchased as of June 30, 2009 were as follows:

				Unrealized
		Expiration	Face	Appreciation
Contracts	Issue	Date	Value	(Depreciation)

15	5-Year U.S.
	Treasury Bond	September 2009	$1,724,212	$(3,431)
197	10-Year U.S.
	Treasury Bond	September 2009	$22,844,382	59,946
1	Euro Dollar Future	March 2012	$242,916	(2,303)

Total				$54,212

•	Financial futures contracts sold as of June 30, 2009 were as follows:

		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Depreciation

78	2-Year U.S.
	Treasury Bond	September 2009	$16,840,124	$(24,939)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments June 30, 2009 (Concluded)

•	Interest rate swaps outstanding as of June 30, 2009 were as follows:

				Notional		Unrealized
				Amount		Appreciation
Fixed Rate	Floating Rate	Counterparty	Expiration	(000)		(Depreciation)

1.62% (b)	3-month LIBOR	JPMorgan Chase Bank NA	June 2011	USD	$8,800	$(18,287)
2.94% (b)	3-month LIBOR	Citibank NA	June 2014	USD	3,000	682
3.16% (a)	3-month LIBOR	Deutsche Bank AG	June 2014	USD	1,700	15,742
3.11% (a)	3-month LIBOR	JPMorgan Chase Bank NA	June 2014	USD	7,400	52,370
2.93% (a)	3-month LIBOR	Citibank NA	June 2014	USD	2,800	(4,940)
3.85% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD	1,200	10,794
4.22% (a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	300	12,072
4.30% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD	3,200	150,561
4.07% (a)	3-month LIBOR	JPMorgan Chase Bank NA	June 2019	USD	3,400	92,637
3.83% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD	600	3,984
3.80% (a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	4,000	18,972
3.92% (b)	3-month LIBOR	JPMorgan Chase Bank NA	June 2019	USD	2,100	(31,283)
4.08% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD	1,200	(33,827)
3.92% (b)	3-month LIBOR	Citibank NA	June 2019	USD	1,100	(15,782)
1.49% (b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2011	USD	9,400	7,433
2.91% (a)	3-month LIBOR	JPMorgan Chase Bank NA	July 2014	USD	7,900	(23,217)
3.70% (b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2019	USD	2,200	9,970

Total						$247,881

	(a)	Trust pays floating interest rate and receives fixed rate.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical securities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

(b)	Trust pays fixed interest rate and receives floating rate.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund's investments:

Valuation	Investments in
Inputs	Securities

	Assets	Liabilities
Level 1—Short-Term Securities	$3,399,116	—
Level 2
Long-Term Investments[1]	261,777,741	—
Short-Term Securities	9,999,194	—
TBA Sale Commitments	—	$(143,155,815)

Total Level 2	271,776,935	(143,155,815)
Level 3	—	—

Total	$275,176,051	$(143,155,815)

[1]	See above Schedule of Investments for values in each security type.

Valuation	Other Financial
Inputs	Instruments[2]

	Assets	Liabilities

Level 1	$59,946	$(30,673)
Level 2	975,030	(2,252,662)
Level 3	—	—

Total	$1,034,976	$(2,283,335)

[2]

Other financial instruments are swaps, financial futures contracts, and options. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Aerospace & Defense—0.5%
L-3 Communications Corp., 5.88%, 1/15/15	$220	$195,250

Airlines—0.6%
Continental Airlines, Inc. Series 2001-1-C,
7.03%, 12/15/12	290	220,646
UAL Corp., 4.50%, 6/30/21 (a)	35	11,550

		232,196

Auto Components—1.5%
Allison Transmission, Inc. (b):
11.00%, 11/01/15	222	175,380
11.25%, 11/01/15 (c)	10	7,200
The Goodyear Tire & Rubber Co.:
5.01%, 12/01/09 (d)	40	39,600
7.86%, 8/15/11	125	121,875
8.63%, 12/01/11	252	248,220
Lear Corp., 8.75%, 12/01/16 (e)(f)	35	9,187

		601,462

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc.,
7.75%, 1/15/19 (b)	145	158,580

Building Products—0.8%
Building Materials Corp. of America,
7.75%, 8/01/14	50	44,500
CPG International I, Inc., 10.50%,
7/01/13	250	140,000
Ply Gem Industries, Inc., 11.75%,
6/15/13	225	145,125

		329,625

Capital Markets—0.1%
E*Trade Financial Corp.,
12.50%, 11/30/17 (b)(c)	48	53,280

Chemicals—1.5%
American Pacific Corp., 9.00%, 2/01/15	120	106,350
CII Carbon LLC, 11.13%, 11/15/15 (b)	75	54,094
Innophos, Inc., 8.88%, 8/15/14	235	215,025
MacDermid, Inc., 9.50%, 4/15/17 (b)	130	94,900
Nalco Co., 8.25%, 5/15/17 (b)	100	100,500
Terra Capital, Inc. Series B,
7.00%, 2/01/17	50	45,688

		616,557

Commercial Services & Supplies—2.0%
ARAMARK Corp., 4.53%, 2/01/15 (d)	150	121,875
Mobile Services Group, Inc.,
9.75%, 8/01/14	120	114,900
RSC Equipment Rental, Inc.,
10.00%, 7/15/17 (b)	120	120,000
Scientific Games International, Inc.,
9.25%, 6/15/19 (b)	215	215,000
US Investigations Services, Inc.,
10.50%, 11/01/15 (b)	100	81,500
West Corp., 11.00%, 10/15/16	155	129,425

		782,700

Construction Materials—0.5%
Nortek, Inc., 10.00%, 12/01/13	160	128,400
Texas Industries, Inc., 7.25%, 7/15/13	80	71,800

		200,200

Consumer Finance—0.1%
Inmarsat Finance Plc, 7.63%, 6/30/12	20	19,500

Containers & Packaging—4.9%
Berry Plastics Corp., 5.88%, 2/15/15 (d)	155	136,788
Berry Plastics Holding Corp.,
8.88%, 9/15/14	80	67,400
Crown Americas LLC, 7.63%, 5/15/17 (b)	185	178,525
Graphic Packaging International, Inc.:
8.50%, 8/15/11	183	181,170
9.50%, 6/15/17 (b)	180	177,300
Impress Holdings BV, 4.26%, 9/15/13 (b)(d)	330	275,962
Owens-Brockway Glass Container, Inc.:
8.25%, 5/15/13	300	301,500
7.38%, 5/15/16 (b)	110	106,700
Packaging Dynamics Finance Corp.,
10.00%, 5/01/16 (b)	200	66,000
Pregis Corp., 12.38%, 10/15/13	185	137,825
Rock-Tenn Co., 5.63%, 3/15/13	80	71,900
Sealed Air Corp., 7.88%, 6/15/17 (b)	140	138,751
Solo Cup Co., 10.50%, 11/01/13 (b)	110	110,275

		1,950,096

Diversified Financial Services—6.4%
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16	130	131,625
Bank of America Corp., 5.65%, 5/01/18	200	176,726
Ford Motor Credit Co. LLC:
5.70%, 1/15/10	410	395,712
2.70%, 1/15/10 (d)	200	190,500
3.89%, 1/13/12 (d)	150	116,062
8.00%, 12/15/16	150	114,679
GMAC LLC (b):
7.25%, 3/02/11	200	183,000
6.75%, 12/01/14	470	368,950
2.87%, 12/01/14 (d)	431	301,700
8.00%, 11/01/31	380	266,000
Leucadia National Corp., 8.125%, 9/15/15	250	226,250
Southern Star Central Corp.,
6.75%, 3/01/16 (b)	80	71,300

		2,542,504

Diversified Telecommunication Services—6.0%
Broadview Networks Holdings, Inc.,
11.38%, 9/01/12	165	130,350
Cincinnati Bell, Inc., 7.25%, 7/15/13	265	242,475
Citizens Communications Co., 6.25%, 1/15/13	20	18,400
Frontier Communications Corp.,
8.25%, 5/01/14	40	37,800
Nordic Telephone Co. Holdings ApS,
8.88%, 5/01/16 (b)	250	241,250
Qwest Communications International, Inc.:
7.50%, 2/15/14	385	351,312
3.50%, 11/15/25 (a)	120	118,200
Series B, 7.50%, 2/15/14	370	337,625
Qwest Corp.:
3.88%, 6/15/13 (d)	250	223,437
8.38%, 5/01/16 (b)	100	96,500
Wind Acquisition Finance SA,
10.75%, 12/01/15 (b)	215	215,000
Windstream Corp.:
8.13%, 8/01/13	50	48,375
8.63%, 8/01/16	330	315,975

		2,376,699

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Par
Corporate Bonds	(000)	Value

Electric Utilities—1.8%
Entergy Texas, Inc., 7.13%, 2/01/19	$75	$78,188
FPL Energy National Wind Portfolio, LLC,
6.13%, 3/25/19 (b)	179	173,695
IPALCO Enterprises, Inc.,
7.25%, 4/01/16 (b)	60	57,300
NSG Holdings LLC,
7.75%, 12/15/25 (b)	255	204,000
Tenaska Alabama Partners LP,
7.00%, 6/30/21 (b)	216	186,183

		699,366

Electrical Equipment—0.0%
UCAR Finance, Inc., 10.25%, 2/15/12	16	15,120

Electronic Equipment, Instruments & Components—0.1%
Sanmina-SCI Corp., 8.13%, 3/01/16	55	40,081

Energy Equipment & Services—0.9%
Cie Generale de Geophysique-Veritas,
9.50%, 5/15/16 (b)	75	74,813
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17	195	177,450
North American Energy Partners, Inc.,
8.75%, 12/01/11	60	52,200
Transocean, Inc. Series A,
1.63%, 12/15/37 (a)	65	61,425

		365,888

Food & Staples Retailing—0.2%
Rite Aid Corp., 9.75%, 6/12/16 (b)	85	85,000

Food Products—0.4%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	175	172,813

Health Care Equipment & Supplies—2.3%
Biomet, Inc., 10.00%, 10/15/17	100	101,750
Catalent Pharma Solutions, Inc.,
9.50%, 4/15/15 (c)	115	59,944
DJO Finance LLC, 10.88%, 11/15/14	575	503,125
Hologic, Inc., 2.00%, 12/15/37 (a)(g)	355	252,050

		916,869

Health Care Providers & Services—1.4%
Community Health Systems, Inc. Series WI,
8.88%, 7/15/15	70	68,600
HealthSouth Corp., 10.75%, 6/15/16	40	40,200
Tenet Healthcare Corp. (b):
9.00%, 5/01/15	232	233,740
10.00%, 5/01/18	92	96,600
Viant Holdings, Inc.,
10.13%, 7/15/17 (b)	147	115,395

		554,535

Hotels, Restaurants & Leisure—2.6%
American Real Estate Partners LP,
7.13%, 2/15/13	470	424,175
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (b)(e)(f)	25	938
Greektown Holdings, LLC,
10.75%, 12/01/13 (b)(e)(f)	100	6,250
HRP Myrtle Beach Operations LLC,
0.00%, 4/01/12 (b)(e)(f)	250	2,500
Harrah’s Operating Co., Inc. (b):
10.00%, 12/15/15	10	6,100
10.00%, 12/15/18	261	150,075
MGM Mirage (b):
10.38%, 5/15/14	100	103,750
11.13%, 11/15/17	170	180,200
Scientific Games Corp.,
0.75%, 12/01/24 (a)(g)	60	58,125
Snoqualmie Entertainment Authority,
5.38%, 2/01/14 (b)(d)	45	21,600
Travelport LLC, 5.29%, 9/01/14 (d)	30	16,350
Tropicana Entertainment LLC Series WI,
9.63%, 12/15/14 (e)(f)	15	131
Virgin River Casino Corp.,
9.00%, 1/15/12 (e)(f)	100	10,250
Waterford Gaming LLC,
8.63%, 9/15/14 (b)	124	74,400

		1,054,844

Household Durables—1.0%
Ashton Woods USA LLC,
17.07%, 6/30/15 (b)(h)	234	35,100
Beazer Homes USA;
8.38%, 4/15/12	135	79,650
8.13%, 6/15/16	40	19,200
Centex Corp., 4.55%, 11/01/10	10	9,775
Jarden Corp., 8.00%, 5/01/16	65	62,075
KB Home, 6.38%, 8/15/11	30	28,950
Stanley-Martin Communities LLC,
9.75%, 8/15/15	50	12,500
Toll Brothers Finance Corp.,
8.91%, 10/15/17	150	153,393

		400,643

IT Services—1.4%
Alliance Data Systems Corp.,
1.75%, 8/01/13 (a)(b)	260	191,100
First Data Corp.:
9.88%, 9/24/15	50	35,500
11.25%, 3/31/16 (b)	400	232,000
SunGard Data Systems, Inc.,
10.63%, 5/15/15 (b)	100	98,000

		556,600

Independent Power Producers & Energy Traders—3.6%
The AES Corp., 8.75%, 5/15/13 (b)	200	203,000
Calpine Construction Finance Co. LP,
8.00%, 6/01/16 (b)	240	229,800
Dynegy Holdings, Inc.:
8.38%, 5/01/16	110	93,225
7.75%, 6/01/19	15	11,681
Energy Future Holdings Corp.,
11.25%, 11/01/17 (c)	239	141,037
NRG Energy, Inc.:
7.25%, 2/01/14	250	242,500
7.38%, 2/01/16	385	364,306
8.50%, 6/15/19	75	72,656
Texas Competitive Electric Holdings Co. LLC,
10.50%, 11/01/16 (c)	217	94,753

		1,452,958

Industrial Conglomerates—1.2%
Icahn Enterprises LP,
4.00%, 8/15/13 (a)(d)	50	35,330
Sequa Corp. (b):
11.75%, 12/01/15	250	144,375
13.50%, 12/01/15 (c)	400	195,449
Tyco International Finance SA,
8.50%, 1/15/19	95	105,334

		480,488

Insurance—0.1%
USI Holdings Corp., 4.76%, 11/15/14 (b)(d)	60	39,000

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Leisure Equipment & Products—0.0%
True Temper Sports, Inc., 8.38%, 9/15/11 (e)(f)	$325	$3,250

Life Sciences Tools & Services—0.3%
Bio-Rad Laboratories, Inc.,
8.00%, 9/15/16 (b)	120	118,800

Machinery—0.8%
ESCO Corp., 8.63%, 12/15/13 (b)	100	86,500
Ingersoll-Rand Global Holding Co. Ltd.,
9.50%, 4/15/14	130	142,361
RBS Global, Inc., 8.88%, 9/01/16	45	31,950
Titan International, Inc., 8.00%, 1/15/12	80	72,400

		333,211

Marine—0.2%
Horizon Lines, Inc., 4.25%, 8/15/12 (a)	50	35,063
Navios Maritime Holdings, Inc.,
9.50%, 12/15/14	41	33,620

		68,683

Media—8.9%
Affinion Group, Inc., 10.13%, 10/15/13	205	189,625
CCO Holdings LLC, 8.75%, 11/15/13 (e)(f)	20	19,000
CMP Susquehanna Corp., 4.75%, 5/15/14 (b)	20	400
Cox Communications, Inc.,
8.38%, 3/01/39 (b)	240	267,596
CSC Holdings, Inc., 8.50%, 4/15/14 (b)	180	178,425
Cablevision Systems Corp. Series B,
8.00%, 4/15/12	40	39,600
Charter Communications Holdings II LLC (e)(f):
10.25%, 9/15/10	75	79,125
Series B, 10.25%, 9/15/10	345	362,250
Charter Communications Operating, LLC,
8.38%, 4/30/14 (b)(e)(f)	110	105,325
DIRECTV Holdings LLC, 8.38%, 3/15/13	140	140,350
EchoStar DBS Corp.:
6.38%, 10/01/11	40	38,800
7.00%, 10/01/13	265	251,750
Harland Clarke Holdings Corp.:
9.50%, 5/15/15	50	38,625
5.63%, 5/15/15 (d)	40	24,100
Intelsat Corp., 9.25%, 6/15/16 (b)	120	114,900
Intelsat Subsidiary Holding Co. Ltd.:
8.50%, 1/15/13	70	67,200
8.88%, 1/15/15	60	57,900
Lamar Advertising Co. Series B,
2.875%, 12/31/10 (a)	70	68,338
Local Insight Regatta Holdings, Inc.,
11.00%, 12/01/17	150	39,750
Mediacom Broadband LLC,
8.50%, 10/15/15	100	90,000
NTL Cable Plc, 8.75%, 4/15/14	35	34,125
Network Communications, Inc.,
10.75%, 12/01/13	35	7,000
Nielsen Finance LLC:
10.00%, 8/01/14	370	350,112
11.63%, 2/01/14 (b)	90	89,325
19.28%, 8/01/16 (h)	10	6,425
ProtoStar I Ltd.,
18.00%, 10/15/12 (a)(b)(e)(f)	163	52,301
Rainbow National Services LLC,
10.38%, 9/01/14 (b)	60	62,175
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	715	579,150
Virgin Media, Inc., 6.50%, 11/15/16 (a)(b)	165	127,875
WMG Acquisition Corp., 9.50%, 6/15/16 (b)	50	49,750

		3,531,297

Metals & Mining—4.4%
Aleris International, Inc. (e)(f):
9.00%, 12/15/14	130	1,300
10.00%, 12/15/16	125	2,656
Anglo American Capital Plc,
9.38%, 4/08/19 (b)	100	108,000
Drummond Co., Inc., 7.38%, 2/15/16 (b)	100	73,000
Evraz Group SA (b):
8.88%, 4/24/13	125	102,500
9.50%, 4/24/18	100	77,250
FMG Finance Property Ltd.,
10.63%, 9/01/16 (b)	90	86,400
Foundation PA Coal Co., 7.25%, 8/01/14	400	392,000
Freeport-McMoRan Copper & Gold, Inc.,
5.00%, 4/01/15 (d)	100	93,605
Novelis, Inc., 7.25%, 2/15/15	250	190,000
Ryerson, Inc.:
8.40%, 11/01/14 (d)	65	47,288
12.00%, 11/01/15	20	16,300
Steel Dynamics, Inc., 7.38%, 11/01/12	145	137,388
Teck Resources Ltd. (b):
10.25%, 5/15/16	65	68,088
10.75%, 5/15/19	245	263,375
Vedanta Resources Plc,
9.50%, 7/18/18 (b)	115	95,450

		1,754,600

Multi-Utilities—0.2%
CMS Energy Corp., 8.75%, 6/15/19	65	65,762

Multiline Retail—0.9%
Dollar General Corp., 10.63%, 7/15/15	230	248,400
Macy’s Retail Holdings, Inc., 5.88%, 1/15/13	115	100,751

		349,151

Oil, Gas & Consumable Fuels—11.9%
Atlas Energy Resources LLC,
10.75%, 2/01/18 (b)	320	301,600
Atlas Pipeline Partners LP, 8.75%, 6/15/18	130	89,050
Berry Petroleum Co., 8.25%, 11/01/16	135	115,763
Bill Barrett Corp., 9.88%, 7/15/16	50	47,586
Chesapeake Energy Corp.:
9.50%, 2/15/15	105	105,787
6.38%, 6/15/15	60	53,400
7.25%, 12/15/18	130	113,100
2.25%, 12/15/38 (a)	125	76,719
Cimarex Energy Co., 7.13%, 5/01/17	120	105,600
Compton Petroleum Finance Corp.,
7.63%, 12/01/13	25	13,875
Connacher Oil and Gas Ltd.,
10.25%, 12/15/15 (b)	215	130,075
Corral Finans AB, 5.51%, 4/15/10 (b)(c)	73	39,373
Denbury Resources, Inc.:
7.50%, 12/15/15	70	66,500
9.75%, 3/01/16	140	143,850
EXCO Resources, Inc., 7.25%, 1/15/11	40	38,800
El Paso Corp., 8.25%, 2/15/16	115	111,838
Encore Acquisition Co., 6.25%, 4/15/14	250	215,000
Forest Oil Corp.:
8.50%, 2/15/14 (b)	285	280,012
7.25%, 6/15/19	315	281,925
Hess Corp., 8.13%, 2/15/19	140	159,383

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Par
Corporate Bonds	(000)	Value

Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan Finance Co. ULC, 5.35%, 1/05/11	$140	$137,200
Massey Energy Co., 3.25%, 8/01/15 (a)	285	188,100
Newfield Exploration Co.:
6.63%, 4/15/16	60	54,150
7.13%, 5/15/18	35	31,806
OPTI Canada, Inc.:
7.88%, 12/15/14	100	64,750
8.25%, 12/15/14	325	214,500
Peabody Energy Corp., 7.38%, 11/01/16	20	18,900
PetroHawk Energy Corp.:
10.50%, 8/01/14 (b)	120	122,700
7.88%, 6/01/15	120	111,000
Range Resources Corp.:
6.38%, 3/15/15	250	230,312
8.00%, 5/15/19	100	98,375
Roseton-Danskammer 2001 Series B,
7.67%, 11/08/16	150	131,625
Sabine Pass LNG LP, 7.50%, 11/30/16	85	68,637
SandRidge Energy, Inc.:
8.63%, 4/01/15 (c)	15	13,463
9.88%, 5/15/16 (b)	100	96,500
8.00%, 6/01/18 (b)	175	149,625
Southwestern Energy Co., 7.50%, 2/01/18 (b)	60	57,600
Stone Energy Corp., 6.75%, 12/15/14	250	157,500
Swift Energy Co., 7.13%, 6/01/17	150	105,750
Tennessee Gas Pipeline Co.,
8.00%, 2/01/16	105	109,988
The Williams Cos, Inc., 8.75%, 1/15/20 (b)	105	109,463

		4,761,180

Paper & Forest Products—3.2%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15 (b)(c)	120	38,216
Boise Cascade LLC, 7.13%, 10/15/14	150	79,125
Clearwater Paper Corp., 10.63%, 6/15/16 (b)	80	81,600
Georgia-Pacific Corp., 8.13%, 5/15/11	65	65,000
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	230	223,100
International Paper Co., 9.38%, 5/15/19	110	112,129
NewPage Corp., 10.00%, 5/01/12	590	283,200
Norske Skog Canada Ltd. Series D,
8.63%, 6/15/11	160	96,000
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)	70	64,050
Series B, 9.13%, 8/01/14	305	141,825
Series B, 4.78%, 8/01/14 (d)	175	82,250
Series B, 11.38%, 8/01/16	110	30,800

		1,297,295

Pharmaceuticals—0.9%
Angiotech Pharmaceuticals, Inc.,
4.42%, 12/01/13 (d)	300	226,500
Valeant Pharmaceuticals International,
8.38%, 6/15/16 (b)	115	114,138

		340,638

Real Estate Investment Trusts (REITs)—0.5%
HCP, Inc., 5.65%, 12/15/13	135	122,911
iStar Financial, Inc. Series B, 5.13%, 4/01/11	50	29,000
Rouse Co. LP, 5.38%, 11/26/13 (e)(f)	60	37,800

		189,711

Real Estate Management & Development—0.3%
Forest City Enterprises, Inc., 7.63%, 6/01/15	150	94,500
Realogy Corp.:
10.50%, 4/15/14	60	25,950
12.38%, 4/15/15	75	21,000

		141,450

Semiconductors & Semiconductor Equipment—0.2%
Spansion, Inc., 4.39%, 6/01/13 (b)(d)(e)(f)	135	87,750

Software—0.0%
BMS Holdings, Inc., 9.22%, 2/15/12 (b)(c)(d)	97	1,944

Specialty Retail—1.5%
Asbury Automotive Group, Inc.,
7.63%, 3/15/17	50	35,500
General Nutrition Centers, Inc.:
6.40%, 3/15/14 (c)(d)	140	112,000
10.75%, 3/15/15	235	199,750
Group 1 Automotive, Inc.,
2.25%, 6/15/36 (a)(g)	80	51,300
Michaels Stores, Inc.:
10.00%, 11/01/14	45	37,800
11.38%, 11/01/16	10	6,550
United Auto Group, Inc.,
7.75%, 12/15/16	200	161,500

		604,400

Textiles, Apparel & Luxury Goods—0.7%
Levi Strauss & Co., 8.88%, 4/01/16	150	145,125
Quiksilver, Inc., 6.88%, 4/15/15	225	119,250

		264,375

Thrifts & Mortgage Finance—0.5%
Residential Capital Corp., 8.38%, 6/30/10	280	204,400

Tobacco—1.0%
Altria Group, Inc., 10.20%, 2/06/39	115	135,880
Lorillard Tobacco Co., 8.13%, 6/23/19	70	72,433
Vector Group Ltd., 11.00%, 8/15/15	200	185,000

		393,313

Wireless Telecommunication Services—5.9%
American Tower Corp., 5.00%, 2/15/10 (a)	75	75,094
Cricket Communications, Inc.:
9.38%, 11/01/14	190	187,150
10.00%, 7/15/15 (b)	125	124,062
Crown Castle International Corp.,
9.00%, 1/15/15	50	50,875
Digicel Group Ltd. (b):
8.88%, 1/15/15	100	83,000
9.13%, 1/15/15 (c)	208	170,560
FiberTower Corp., 11.00%, 11/15/12 (a)(b)(c)	127	52,223
iPCS, Inc., 3.15%, 5/01/13 (d)	285	225,150
Leap Wireless International, Inc.,
4.50%, 7/15/14 (a)(b)	50	38,438
MetroPCS Wireless, Inc.:
9.25%, 11/01/14	420	417,375
9.25%, 11/01/14 (b)	120	118,800
NII Holdings, Inc., 2.75%, 8/15/25 (a)	160	149,600
Nextel Communications, Inc. Series E,
6.88%, 10/31/13	70	57,925
Sprint Capital Corp.:
7.63%, 1/30/11	490	484,488
6.88%, 11/15/28	40	28,400
Sprint Nextel Corp., 1.00%, 6/28/10 (d)	100	94,285

		2,357,425

Total Corporate Bonds—84.6%		33,761,489

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests	(000)	Value

Auto Components—1.0%
Allison Transmission, Inc. Term Loan,
3.07%—3.08%, 8/07/14	$99	$77,868
Dana Holding Corp. Term Advance,
6.50%—7.25%, 1/31/15	245	156,685
Delphi Corp. (e)(f):
Initial Tranche Term Loan C,
10.50%, 12/31/09	476	145,325
Subsequent Tranche Term Loan C,
10.50%, 12/31/09	49	14,800

		394,678

Automobiles—0.2%
Ford Motor Co. Term Loan,
3.32%—4.14%, 12/15/13	100	71,828

Chemicals—0.5%
PQ Corp. (fka Niagara Acquisition, Inc.) Loan
(Second Lien), 7.54%, 7/30/15	250	100,000
Solutia Inc. Loan, 7.25%, 2/28/14	99	91,109

		191,109

Food & Staples Retailing—0.5%
Rite Aid Corp. Term Loan, 9.50%, 6/04/15	200	198,917

Health Care Providers & Services—0.7%
HCA Inc. Tranche A-1 Term Loan,
2.35%, 11/17/12	320	289,769

Hotels, Restaurants & Leisure—0.4%
Travelport LLC (fka Travelport Inc.) Loan,
7.81%, 3/27/12	407	163,984

Independent Power Producers & Energy Traders—1.6%
Dynegy Holdings Inc.:
Term Letter of Credit Facility Term Loan,
1.81%, 4/02/13	72	64,274
Tranche B Term Loan, 1.81%, 4/02/13	3	2,788
NRG Energy, Inc.:
Credit-Linked Deposit, 0.50%, 2/01/13	16	15,452
Term Loan, 1.81%—2.10%, 2/01/13	31	28,863
Texas Competitive Electric Holdings Co., LLC (TXU) Initial:
Tranche B-2 Term Loan,
3.81%—3.82%, 10/10/14	246	175,100
Tranche B-3 Term Loan,
3.81%—3.82%, 10/10/14	491	350,077

		636,554

Machinery—0.6%
Navistar International Corp.:
Revolving Credit-Linked Deposit,
0.16%—3.56%, 1/19/12	80	68,850
Term Advance, 3.56%, 1/19/12	220	189,338

		258,188

Media—1.0%
HMH Publishing Co. Ltd. (fka Education Media):
Mezzanine, 11.25%, 11/14/14	540	81,031
Tranche A Term Loan,
7.42%—7.66%, 6/12/14	219	152,507
Newsday, LLC Fixed Rate Term Loan,
9.75%, 8/01/13	150	150,000

		383,538

Transportation Infrastructure—0.5%
Optasite Towers LLC, 1.97%, 11/01/10	223	198,214

Total Floating Rate Loan Interests—7.0%		2,786,779

Non-U.S. Government Sponsored
Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities—1.1%
Crown Castle Towers LLC Series 2005-1A:
Class AFL, 0.70%, 6/15/35 (d)	345	329,475
Class AFX, 4.64%, 6/15/35 (b)	95	92,625

Total Non-U.S. Government Sponsored Agency
Mortgage-Backed Securities—1.1%		422,100

Common Stocks	Shares

Electrical Equipment—0.0%
Medis Technologies Ltd. (f)	14,935	7,468

Paper & Forest Products—0.1%
Ainsworth Lumber Co. Ltd. (f)	13,964	13,806
Ainsworth Lumber Co. Ltd. (b)(f)	15,671	15,518

		29,324

Total Common Stocks—0.1%		36,792

Preferred Securities

	Par
Capital Trusts	(000)

Diversified Financial Services—0.2%
Citigroup, Inc. Series E, 8.40% (d)(e)(f)(i)	120	90,008

Total Capital Trusts—0.2%		90,008

Preferred Stocks	Shares

Diversified Telecommunication Services—0.0%
PTV, Inc. Series A, 10.00%	8	1

Media—0.0%
CMP Susquemanna Radio
Holdings Corp. (b)(d)	4,664	—

Total Preferred Stocks—0.0%		1

Total Preferred Securities—0.2%		90,009

Warrants (j)

Media—0.0%
CMP Susquemanna Radio Holdings Corp.
(expires 3/26/19)	5,330	—

Total Warrants—0.0%		—

Total Long-Term Investments
(Cost—$43,739,291)—93.0%		37,097,169

Short-Term Securities

BlackRock Liquidity Funds, TempFund,
0.45% (k)(l)	2,962,330	2,962,330

Total Short-Term Securities
(Cost—$2,962,330)—7.4%		2,962,330

Total Investments (Cost—$46,701,621*)—100.4%		40,059,499
Liabilities in Excess of Other Assets—(0.4)%		(165,793)

Net Assets—100.0%		$39,893,706

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2009 (Concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$46,842,902

Gross unrealized appreciation	$1,013,919
Gross unrealized depreciation	(7,797,322)

Net unrealized depreciation	$(6,783,403)

(a)	Convertible security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Non-income producing security.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(k)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund	$2,962,330	$3,762
BlackRock Liquidity Series, LLC
Cash Sweep Series	(3,296,460)	5,511

(l)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to anyone or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial Accounting Standards Board Statement of Financial Accounting Standards 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical securities

	•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

	•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation	Investments
Inputs	in Securities

Assets

Level 1
Long-Term Investments
Common Stocks	$21,274
Short-Term Securities	2,962,330

Total Level 1	2,983,604

Level 2
Corporate Bonds	33,671,744
Non-US Government Agency Mortgage-Backed Securities	422,100
Floating Rate Loan Interests	1,552,405
Common Stocks	15,518
Capital Trusts	90,008
Preferred Stocks	1

Total Level 2	35,751,776

Level 3
Long-Term Investments
Corporate Bonds	89,745
Floating Rate Loan Interests	1,234,374

Total Level 3	1,324,119

Total	$40,059,499

		Floating
	Corporate	Rate Loan	Investments
	Bonds	Interests	in Securities

Balance, as of
December 31, 2008	—	$612,539	$612,539
Accrued discounts/premiums	—	—	—
Realized gain	—	331	331
Change in unrealized appreciation[1]	—	100,991	100,991
Net purchases	—	100,471	100,471
Net transfers in/out of Level 3	$89,745	420,042	509,787

Balance, as of June 30, 2009	$89,745	$1,234,374	$1,324,119

[1]	Included in the related net change in unrealized appreciation/depreciation on Statement of Operations related to securities classified as Level 3 at period end.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—4.7%
Goodrich Corp.	31,000	$1,549,070
Lockheed Martin Corp.	23,000	1,854,950
Northrop Grumman Corp.	37,000	1,690,160
Raytheon Co.	41,000	1,821,630

		6,915,810

Beverages—1.0%
The Coca-Cola Co.	8,000	383,920
Hansen Natural Corp. (a)	33,000	1,017,060

		1,400,980

Biotechnology—2.7%
Amgen, Inc. (a)	47,000	2,488,180
Biogen Idec, Inc. (a)	34,000	1,535,100

		4,023,280

Building Products—0.5%
Masco Corp.	80,000	766,400

Capital Markets—1.8%
The Goldman Sachs Group, Inc.	18,000	2,653,920

Commercial Banks—0.3%
Wells Fargo & Co.	20,000	485,200

Commercial Services & Supplies—0.9%
Pitney Bowes, Inc.	62,000	1,359,660

Communications Equipment—3.2%
Cisco Systems, Inc. (a)	172,000	3,206,080
F5 Networks, Inc. (a)	43,000	1,487,370

		4,693,450

Computers & Peripherals—6.3%
Apple, Inc. (a)	4,000	569,720
EMC Corp. (a)	142,000	1,860,200
International Business Machines Corp.	35,000	3,654,700
NetApp, Inc. (a)	81,000	1,597,320
Western Digital Corp. (a)	59,000	1,563,500

		9,245,440

Diversified Consumer Services—1.2%
Apollo Group, Inc. Class A (a)	24,000	1,706,880

Diversified Financial Services—0.5%
JPMorgan Chase & Co.	23,000	784,530

Diversified Telecommunication Services—5.0%
AT&T Inc.	116,000	2,881,440
Embarq Corp.	37,000	1,556,220
Verizon Communications, Inc.	94,000	2,888,620

		7,326,280

Energy Equipment & Services—2.9%
Diamond Offshore Drilling, Inc.	19,000	1,577,950
ENSCO International, Inc.	39,000	1,359,930
Noble Corp.	44,000	1,331,000

		4,268,880

Food & Staples Retailing—1.4%
The Kroger Co.	77,000	1,697,850
Wal-Mart Stores, Inc.	6,000	290,640

		1,988,490

Food Products—1.2%
Archer-Daniels-Midland Co.	66,000	1,766,820

Health Care Equipment & Supplies—1.0%
ResMed, Inc. (a)	35,000	1,425,550

Health Care Providers & Services—10.0%
Aetna, Inc.	65,000	1,628,250
AmerisourceBergen Corp.	86,000	1,525,640
Coventry Health Care, Inc. (a)	58,000	1,085,180
Express Scripts, Inc. (a)	26,000	1,787,500
Humana, Inc. (a)	38,000	1,225,880
Medco Health Solutions, Inc. (a)	40,000	1,824,400
Quest Diagnostics, Inc.	30,000	1,692,900
UnitedHealth Group, Inc.	82,000	2,048,360
WellPoint, Inc. (a)	37,000	1,882,930

		14,701,040

Health Care Technology—1.1%
Cerner Corp. (a)	25,000	1,557,250

Hotels, Restaurants & Leisure—1.1%
Darden Restaurants, Inc.	47,000	1,550,060

Household Durables—1.8%
D.R. Horton, Inc.	118,000	1,104,480
MDC Holdings, Inc.	40,000	1,204,400
Toll Brothers, Inc. (a)	22,000	373,340

		2,682,220

Household Products—0.7%
The Procter & Gamble Co.	20,000	1,022,000

IT Services—3.3%
Accenture Ltd. Class A	56,000	1,873,760
Alliance Data Systems Corp. (a)(b)	32,000	1,318,080
The Western Union Co.	103,000	1,689,200

		4,881,040

Industrial Conglomerates—0.5%
General Electric Co.	59,000	691,480

Insurance—3.1%
Chubb Corp.	43,000	1,714,840
HCC Insurance Holdings, Inc.	7,000	168,070
The Travelers Cos., Inc.	45,000	1,846,800
UnumProvident Corp.	51,000	808,860

		4,538,570

Internet Software & Services—0.2%
Sohu.com, Inc. (a)	5,000	314,150

Multi-Utilities—0.8%
CMS Energy Corp.	93,000	1,123,440

Multiline Retail—5.2%
Big Lots, Inc. (a)	56,000	1,177,680
Dollar Tree, Inc. (a)	36,000	1,515,600
Family Dollar Stores, Inc.	53,000	1,499,900
Kohl’s Corp. (a)	37,000	1,581,750
Macy’s, Inc.	133,000	1,564,080
Sears Holdings Corp. (a)	5,000	332,600

		7,671,610

Oil, Gas & Consumable Fuels—9.8%
Anadarko Petroleum Corp.	40,000	1,815,600
Chevron Corp.	54,000	3,577,500
Exxon Mobil Corp.	60,000	4,194,600
Marathon Oil Corp.	61,000	1,837,930
Murphy Oil Corp.	28,000	1,520,960
Tesoro Corp.	108,000	1,374,840

		14,321,430

Paper & Forest Products—0.6%
MeadWestvaco Corp.	50,000	820,500

Pharmaceuticals—8.8%
Bristol-Myers Squibb Co.	103,000	2,091,930
Johnson & Johnson	71,000	4,032,800
Mylan, Inc. (a)	54,000	704,700
Pfizer, Inc.	207,000	3,105,000
Schering-Plough Corp.	87,000	2,185,440
Wyeth	19,000	862,410

		12,982,280

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments June 30, 2009 (Concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment—1.3%
National Semiconductor Corp.	117,000	$1,468,350
Novellus Systems, Inc. (a)	29,000	484,300

		1,952,650

Software—7.3%
Amdocs Ltd. (a)	45,000	965,250
BMC Software, Inc. (a)	45,000	1,520,550
CA, Inc.	90,000	1,568,700
Compuware Corp. (a)	130,000	891,800
McAfee, Inc. (a)	39,000	1,645,410
Microsoft Corp.	63,000	1,497,510
Oracle Corp.	64,000	1,370,880
Synopsys, Inc. (a)	62,000	1,209,620

		10,669,720

Specialty Retail—8.4%
Advance Auto Parts, Inc.	37,000	1,535,130
AutoZone, Inc. (a)	10,000	1,511,100
Best Buy Co., Inc.	45,000	1,507,050
The Gap, Inc.	101,000	1,656,400
Limited Brands, Inc.	76,000	909,720
Penske Auto Group, Inc.	18,000	299,520
Ross Stores, Inc.	41,000	1,582,600
The Sherwin-Williams Co.	29,000	1,558,750
TJX Cos., Inc.	54,000	1,698,840

		12,259,110

Textiles, Apparel & Luxury Goods—1.6%
Coach, Inc.	60,000	1,612,800
Polo Ralph Lauren Corp.	14,000	749,560

		2,362,360

Total Long-Term Investments
(Cost—$149,520,089)—100.2%		146,912,480

	Beneficial
	Interest
Short-Term Securities	(000)

BlackRock Liquidity Series, LLC
Money Market Series, 0.55% (c)(d)(e)	$1,233	1,232,500

Total Short-Term Securities
(Cost—$1,232,500)—0.8%		1,232,500

Total Investments (Cost—$150,752,589) —101.0%		148,144,980
Liabilities in Excess of Other Assets—(1.0)%		(1,424,893)

Net Assets—100.0%		$146,720,087

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$156,929,753

Gross unrealized appreciation	$7,211,443
Gross unrealized depreciation	(15,996,216)

Net unrealized depreciation	$(8,784,773)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Net
Affiliate	Activity	Income

BlackRock Liquidity Series, LLC
Money Market Series	$ 1,232,500	$ 8,497

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash proceeds from securities loans.

•	For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards 157, “Fair Value Measurements” FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the value of investments, which are as follows:

• Level 1—price quotations in active markets/exchanges for identical securities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes and Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining fair valuation of the Portfolio’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1 — Long-Term Investments[1]	$146,912,480
Level 2 — Short-Term Investments	1,232,500
Level 3	—

Total	$148,144,980

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

	Par
Certificates of Deposit	(000)	Value

Domestic
Bank of America, NA, 0.40%, 8/21/09	$5,000	$5,000,000
Chase Bank USA, NA, 0.52%, 7/15/09	2,000	2,000,000

Yankee (a)
BNP Paribas, NY:
1.17%, 7/08/09	2,000	2,000,000
0.74%, 7/10/09	2,000	2,000,000
0.65%, 11/20/09	2,500	2,500,000
0.55%, 12/04/09	1,200	1,200,000
Banco Bilbao Vizcaya Argentaria SA, NY:
0.97%, 7/01/09	3,150	3,150,000
0.86%, 7/15/09	1,500	1,500,003
1.07%, 10/29/09	3,000	3,000,099
1.25%, 12/30/09	2,000	2,003,516
Barclays Bank Plc, NY, 0.73%, 8/07/09	1,500	1,500,000
Deutsche Bank AG, NY, 0.62%, 7/15/09	2,000	2,000,000
Dexia Credit Local, NY-GTD:
0.47%, 7/21/09 (b)	1,000	1,000,006
1.01%, 7/17/09	3,500	3,500,000
Intesa Sanpaolo SpA, NY:
0.84%, 7/01/09	2,000	2,000,000
0.56%, 12/16/09	2,000	2,000,000
Lloyd’s TSB Bank Plc, NY:
1.05%, 7/21/09	2,000	2,000,000
0.56%, 9/15/09	2,000	2,000,000
Rabobank Nederland NV, NY:
0.85%, 8/03/09	2,500	2,500,000
0.50%, 11/30/09	300	300,000
0.608%, 6/25/10 (c)	2,000	2,000,000
Royal Bank of Scotland Group CT:
0.63%, 9/18/09	2,000	2,000,044
0.64%, 9/03/09	4,000	4,000,000
0.63%, 9/30/09	3,000	3,000,000
Societe Generale, NY:
1.00%, 7/13/09	1,300	1,299,999
1.05%, 7/13/09	2,500	2,500,000
Sumitomo Mitsui Banking Corp., NY,
0.93%, 7/20/09	3,000	3,000,016
Svenska Handelsbanken, NY,
0.57%, 12/14/09	2,500	2,500,115
UBS AG, Stamford:
1.25%, 7/06/09	2,500	2,500,000
1.16%, 7/31/09	1,500	1,500,000

Total Certificates of Deposit—24.0%		67,453,798

Commercial Paper (d)
Antalis U.S. Funding Corp.:
0.63%, 7/08/09	3,000	2,999,632
0.40%, 7/09/09	2,000	1,999,822
0.40%, 7/14/09	2,000	1,999,711
Atlantis One Funding Corp.:
0.45%, 8/05/09	2,500	2,498,906
0.40%, 9/09/09	2,500	2,498,055
Banco Bilbao Vizcaya Argentaria SA, London,
1.00%, 11/13/09	3,500	3,486,875
Barton Capital Corp.:
0.50%, 7/02/09	2,000	1,999,972
0.48%, 7/07/09	2,500	2,499,800
CRC Funding, LLC:
0.50%, 7/09/09	3,000	2,999,667
0.35%, 7/16/09	4,000	3,999,417
Cancara Asset Securitisation LLC:
0.75%, 7/02/09	2,500	2,499,948
0.70%, 7/09/09	2,000	1,999,689
0.36%, 7/10/09	2,000	1,999,820
Chariot Funding LLC, 0.32%, 7/07/09	2,500	2,499,867
Citigroup Funding Inc., 0.43%, 7/06/09	1,700	1,699,898
Clipper Receivables Co. LLC,
0.35%, 7/13/09	2,000	1,999,767
Danske Corp-GTD.:
0.87%, 7/15/09	2,000	1,999,323
0.76%, 7/24/09	2,500	2,498,786
0.76%, 11/02/09	2,000	1,994,799
DnB NOR Bank ASA:
1.60%, 10/08/09	2,000	1,991,200
0.65%, 12/02/09	2,000	1,994,439
0.66%, 12/10/09	2,500	2,492,575
Erasmus Capital Corp.,
0.55%, 7/07/09	2,500	2,499,771
Fortis Bank SA/NV, NY,
0.66%, 9/22/09	2,000	1,996,957
ING U.S. Funding LLC:
0.78%, 7/08/09	2,500	2,499,621
0.72%, 7/15/09	2,000	1,999,440
0.41%, 8/17/09	3,000	2,998,394
0.40%, 9/04/09	2,000	1,998,555
Intesa Funding LLC, 0.90%, 8/31/09	2,000	1,996,950
Jupiter Securitization Co. LLC,
0.37%, 8/10/09	3,000	2,998,767
Lloyd’s TSB Bank Plc, 0.70%, 7/02/09	3,000	2,999,942
Nieuw Amsterdam Receivables Corp.:
0.70%, 8/10/09	2,600	2,597,978
0.50%, 8/17/09	2,000	1,998,694
0.47%, 9/15/09	2,000	1,998,016
Royal Bank of Scotland Group Plc,
1.08%, 7/31/09	2,000	1,998,200
Santander Central Hispano Finance (Delaware), Inc.:
1.65%, 8/03/09	2,000	1,996,975
1.00%, 8/27/09	2,500	2,496,042
0.75%, 12/09/09	2,000	1,993,292
Scaldis Capital LLC, 0.60%, 8/07/09	2,000	1,998,767
Societe Generale, North America, Inc.:
1.39%, 7/07/09	2,000	1,999,537
0.71%, 7/31/09	1,000	999,408
0.73%, 11/06/09	1,000	997,238
0.80% 11/06/09	2,000	1,994,477
Solitaire Funding LLC, 0.47%, 8/21/09	2,000	1,998,668
Starbird Funding Corp., 0.30%, 7/14/09	1,500	1,499,837
Straight-A Funding, LLC:
0.50%, 8/03/09	1,700	1,699,221
0.43%, 8/10/09	3,000	2,998,567
0.39%, 8/18/09	1,500	1,499,220
0.37%, 9/08/09	1,000	999,291
Svenska Handelsbanken AB,
0.54%, 8/05/09	2,000	1,998,950
Tempo Finance Corp.:
0.85%, 7/06/09	3,500	3,499,587
0.42%, 8/05/09	2,500	2,498,979
UBS Finance (Delaware), LLC:
1.22%, 7/22/09	2,000	1,998,577
1.11%, 7/29/09	2,000	1,998,273
0.70%, 8/24/09	2,000	1,997,900
0.72%, 9/02/09	2,800	2,796,472

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments June 30, 2009 (Concluded)	(Percentages shown are based on Net Assets)

	Par
Commercial Paper	(000)	Value

Victory Receivables Corp.,
0.51%, 8/03/09	$2,000	$1,999,065

Total Commercial Paper—45.3%		127,191,596

Corporate Notes
Bank of Montreal, Chicago,
0.82%, 10/05/09 (a)(c)(e)	2,600	2,600,000
HSBC USA Inc., 1.56%, 10/15/09 (c)	485	485,000
ING Bank, NV, 0.98%, 8/24/09 (c)(e)	1,550	1,550,000
ING U.S. Funding LLC, 1.08%, 9/18/09 (c)	760	760,000
KBC Bank NV, 0.49%, 08/03/09 (a)(b)	1,640	1,640,000
Lloyd’s TSB Bank Plc,
1.29%, 8/07/09 (c)(e)	2,100	2,100,000
Nordea Bank Finland Plc,
1.45%, 10/23/09 (c)(e)	1,950	1,950,000
Rabobank Nederland NV, NY,
0.56%, 10/07/09 (a)(b)(e)	3,100	3,100,000
U.S. Bank, NA, 0.76%, 8/24/09 (c)	550	548,886
Wachovia Bank, NA, 1.59%, 8/04/09 (c)	1,750	1,750,000
Wells Fargo & Co., 0.78%, 9/23/09 (c)	550	548,535

Total Corporate Notes—6.1%		17,032,421

U.S. Government Sponsored Agency Obligations
Fannie Mae Discount Notes (d):
0.60%, 9/08/09	2,000	1,997,700
0.62%, 9/25/09	2,000	1,997,038
Fannie Mae Variable Rate Notes
0.97%, 8/03/10 (c)	1,645	1,644,343
Federal Home Loan Bank Discount Notes (d):
0.56%, 8/05/09	2,400	2,398,693
0.59%, 8/12/09	1,400	1,399,036
0.58%, 8/17/09	3,500	3,497,350
0.60%, 8/21/09	1,000	999,150
0.60%, 9/09/09	2,000	1,997,686
Federal Home Loan Bank Variable Rate Notes (c):
0.24%, 8/13/09	1,700	1,700,000
0.22%, 8/14/09	2,525	2,524,970
0.73%, 2/05/10	1,740	1,740,000
0.82%, 2/26/10	1,795	1,795,000

1.00%, 7/09/10	3,280	3,279,327
1.11%, 10/08/10	2,000	1,999,235
Freddie Mac Discount Notes (d):
0.52%, 7/20/09	2,000	1,999,451
0.59%, 8/24/09	4,000	3,996,460
0.60%, 9/01/09	2,000	1,997,933
0.62%, 9/14/09	2,000	1,997,417
0.61%, 9/15/09	5,000	4,993,561
Freddie Mac Variable Rate Notes (c):
1.04%, 7/14/10	2,000	1,999,277
0.64%, 8/24/10	1,430	1,430,071
0.63%, 9/03/10	3,145	3,144,259
0.39%, 2/14/11	7,000	6,998,207
0.90%, 5/05/11	5,000	4,997,217

Total U.S. Government Sponsored Agency Obligations—22.2%		62,523,381

U.S. Treasury Obligations (d)
U.S. Treasury Bills:
0.55%, 7/01/10	2,700	2,685,121
0.39%, 8/06/09	1,900	1,899,259
0.45%, 8/13/09	3,500	3,498,140
0.49%, 8/27/09	1,000	999,223

Total U.S. Treasury Obligations—3.2%		9,081,743

Repurchase Agreements
Barclays Capital Inc. 0.01%, 7/01/09
(Purchased on 6/30/09 to be repurchased
at $1,731,095, collateralized by U.S. Treasury
STRIPS (f), 11/15/09—5/15/29, and
U.S. Treasury STRIPS (f) principal only,
3.50%—4.75%, 12/15/09—5/15/38)	1,731	1,731,000

Total Repurchase Agreements—0.6%		1,731,000

Total Investments
(Cost – $285,013,939*)—101.4%		285,013,939
Liabilities in Excess of Other Assets—(1.4)%		(3,949,067)

Net Assets—100.0%		$281,064,872

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of a foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Rates shown are the discount rates paid at the time of purchase.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Separately Traded Registered Interest and Principal Securities (STRIPS).

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1—price quotations in active markets/exchanges for identical securities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Trust’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1	—
Level 2—Total Investments[1]	$285,013,939
Level 3	—

Total	$285,013,939

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value

ACE Securities Corp. (a):
Series 2003-OP1 Class A2,
0.67%, 12/25/33	USD	23	$13,522
Series 2005-ASP1 Class M1,
0.99%, 9/25/35		450	34,875
American Express Issuance Trust Series
2008-2 Class A, 4.02%, 1/18/11		865	878,105
Bear Stearns Asset Backed Securities Trust (a):
Series 2005-4 Class A,
0.64%, 1/25/36		71	64,912
Series 2005-HE10 Class A2,
0.60%, 11/25/35		132	80,232
Series 2005-SD1 Class 1A2,
0.61%, 7/25/27		246	225,891
Series 2006-HE8 Class 1A1,
0.38%, 10/25/36		143	129,491
Countrywide Asset Backed Certificates:
Series 2003-BC3 Class A2,
0.93%, 9/25/33		37	20,160
Series 2004-5 Class A,
0.76%, 10/25/34		73	40,366
Series 2004-13 Class AF4,
4.58%, 1/25/33		497	352,610
Daimler Chrysler Auto Trust:
Series 2006-B Class A3,
5.33%, 8/08/10		47	47,404
Series 2006-D Class A3,
4.98%, 2/08/11		290	293,000
First Franklin Mortgage Loan Asset Backed
Certificates Series 2005-FF10 Class A6,
0.66%, 11/25/35 (a)		367	102,991
Ford Credit Auto Owner Trust Series 2006-C
Class A3, 5.16%, 11/15/10		469	472,965
Honda Auto Receivables Owner Trust Series
2006-3 Class A3,
5.12%, 10/15/10		173	174,132
Irwin Home Equity Corp. Series 2005-C
Class 1A1, 0.57%, 4/25/30 (a)		52	47,740
JPMorgan Mortgage Acquisition Corp. Series
2006-HE3 Class A2,
0.38%, 11/25/36 (a)		88	82,960
Lehman XS Trust Series 2005-5N Class 3A2,
0.67%, 11/25/35 (a)		359	97,259
Long Beach Mortgage Loan Trust Series
2006-11 Class 2A1,
0.37%, 12/25/36 (a)		146	105,788
Morgan Stanley ABS Capital I Series
2005-HE1 Class A2MZ,
0.61%, 12/25/34 (a)		35	19,231
New Century Home Equity Loan Trust Series
2005-2 Class A2MZ,
0.57%, 6/25/35 (a)		103	51,244
Option One Mortgage Loan Trust Series
2003-4 Class A2,
0.63%, 7/25/33 (a)		110	66,245
Park Place Securities, Inc. Series 2005-WCH1 (a):
Class A1B, 0.61%, 1/25/35		20	19,461
Class A3D, 0.65%, 1/25/35		29	28,089
RAAC Series 2005-SP2 Class 2A,
0.61%, 6/25/44 (a)		397	180,435
Residential Asset Mortgage Products, Inc.
Series 2005-RS3 Class AI2,
0.48%, 3/25/35 (a)		33	32,016
Residential Asset Securities Corp. Series
2003-KS5 Class AIIB,
0.89%, 7/25/33 (a)		45	20,428
SLM Student Loan Trust (a):
Series 2002-1 Class A2,
1.20%, 4/25/17		335	331,096
Series 2005-4 Class A2,
1.17%, 4/26/21		250	245,374
Series 2008-5 Class A2,
2.19%, 10/25/16		920	901,509
Series 2008-5 Class A3,
2.39%, 1/25/18		230	224,851
Series 2008-5 Class A4,
2.79%, 7/25/23		630	631,722
Structured Asset Securities Corp. (a):
Series 2004-23XS Class 2A1,
0.61%, 1/25/35		140	68,182
Series 2006-BC3 Class A2,
0.36%, 10/25/36		235	214,094
USAA Auto Owner Trust:
Series 2006-4 Class A3,
5.01%, 6/15/11		248	250,979
Series 2006-4 Class A4,
4.98%, 10/15/12		775	802,152

Total Asset-Backed Securities—8.8%			7,351,511

Corporate Bonds

Aerospace & Defense—0.1%
Honeywell International, Inc.,
5.70%, 3/15/36		55	56,292
L-3 Communications Corp.:
5.88%, 1/15/15		30	26,625
Series B, 6.38%, 10/15/15		7	6,353

			89,270

Air Freight & Logistics—0.8%
United Parcel Service, Inc.
3.88%, 4/01/14		600	618,708
6.20%, 1/15/38		15	16,411

			635,119

Airlines—0.2%
American Airlines, Inc. Series 2003-1,
3.86%, 1/09/12		84	78,063
Continental Airlines, Inc. Series 2002-1,
6.56%, 8/15/13		140	126,700

			204,763

Capital Markets—1.7%
The Bear Stearns Cos., Inc.:
1.51%, 7/19/10 (a)		145	145,110
6.95%, 8/10/12		95	103,251
The Goldman Sachs Group, Inc.,
5.25%, 10/15/13		260	265,355
Lehman Brothers Holdings, Inc. (b)(c):
6.50%, 7/19/17		150	15
6.75%, 12/28/17		325	33
Morgan Stanley:
0.79%, 1/09/12 (a)		200	180,281
Series F, 5.55%, 4/27/17		460	428,204
UBS AG, 5.75%, 4/25/18		400	364,294

			1,486,543

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Chemicals—0.3%
Huntsman International LLC:
7.88%, 11/15/14	USD	155	$122,838
7.38%, 1/01/15		45	35,325
NOVA Chemicals Corp.:
6.50%, 1/15/12		35	32,900
4.54%, 11/15/13 (a)		85	70,338

			261,401

Commercial Banks—2.5%
Corporacion Andina de Fomento,
6.875%, 3/15/12		220	231,940
Danske Bank A/S,
2.50%, 5/10/12 (d)		360	361,404
Dexia Credit Local,
2.38%, 9/23/11 (d)		290	290,315
Eksportfinans A/S,
5.50%, 5/25/16		300	302,494
Kreditanstalt fuer Wiederaufbau,
3.50%, 3/10/14		875	892,866

			2,079,019

Consumer Finance—0.3%
SLM Corp.:
1.23%, 7/27/09 (a)		125	124,468
5.40%, 10/25/11		180	161,890

			286,358

Diversified Commercial Services—0.2%
Leland Stanford Junior University,
4.25%, 5/01/16		140	137,312

Diversified Financial Services—3.4%
Bank of America Corp.,
4.88%, 9/15/12		195	192,853
Citigroup Funding, Inc.,
2.13%, 7/12/12		375	375,052
General Electric Capital Corp.:
2.13%, 12/21/12		335	332,695
Series A, 5.00%, 12/01/10 (e)		965	993,332
JPMorgan Chase Bank NA,
6.00%, 7/05/17		450	438,320
LeasePlan Corp. NV,
3.00%, 5/07/12 (d)		500	501,855

			2,834,107

Diversified Telecommunication Services—2.1%
AT&T, Inc.:
6.50%, 9/01/37		475	471,128
6.55%, 2/15/39		100	99,822
GTE Corp., 6.84%, 4/15/18		270	281,137
Qwest Communications International, Inc.:
7.50%, 2/15/14		30	27,375
Series B, 7.50%, 2/15/14		15	13,687
Qwest Corp., 8.38%, 5/01/16 (d)		125	120,625
Telefonica Emisiones SAU,
4.95%, 1/15/15		275	279,525
Verizon Communications, Inc.,
8.75%, 11/01/18		400	473,792

			1,767,091

Electric Utilities—0.6%
Florida Power & Light Co., 5.95%, 2/01/38		225	240,746
Florida Power Corp., 6.40%, 6/15/38		75	83,394
Sierra Pacific Power Co., 6.00%, 5/15/16		190	192,419

			516,559

Food Products—0.4%
Kraft Foods, Inc., 6.50%, 8/11/17		330	347,565

Hotels, Restaurants & Leisure—0.3%
American Real Estate Partners LP,
7.13%, 2/15/13		20	18,050
Harrah’s Operating Co., Inc.,
10.00%, 12/15/18 (d)		51	29,325
Wendy’s International, Inc., 6.25%,
11/15/11		190	182,875

			230,250

Household Durables—2.1%
Centex Corp.:
4.55%, 11/01/10		140	136,850
5.13%, 10/01/13		470	423,000
D.R. Horton, Inc.:
6.88%, 5/01/13		275	257,469
6.13%, 1/15/14		305	272,975
5.63%, 9/15/14		80	68,400
KB Home, 6.38%, 8/15/11		240	231,600
Lennar Corp. Series B, 5.60%, 5/31/15		130	102,375
Pulte Homes, Inc., 5.20%, 2/15/15		95	79,325
Ryland Group, Inc., 5.38%, 5/15/12		85	79,900
Toll Brothers Finance Corp.,
4.95%, 3/15/14		80	71,871

			1,723,765

IT Services—0.5%
First Data Corp., 9.88%, 9/24/15		200	142,000
Sabre Holdings Corp., 6.35%, 3/15/16		360	237,600

			379,600

Independent Power Producers & Energy Traders—0.4%
TXU Corp., 5.55%, 11/15/14		415	262,039
Texas Competitive Electric Holdings Co. LLC
Series B, 10.25%, 11/01/15		125	77,813

			339,852

Insurance—0.9%
Hartford Life Global Funding Trusts,
0.81%, 6/16/14 (a)		550	343,964
Metropolitan Life Global Funding I,
5.13%, 4/10/13 (d)		425	432,258

			776,222

Internet & Catalog Retail—0.3%
Expedia, Inc., 7.456%, 8/15/18		300	285,000

Media—2.9%
Comcast Cable Communications
Holdings, Inc., 8.38%, 3/15/13		600	684,000
Comcast Corp., 6.45%, 3/15/37		95	93,626
Cox Communications, Inc.,
7.13%, 10/01/12		135	145,119
8.38%, 3/01/39 (d)		200	222,997
News America, Inc.:
6.40%, 12/15/35		200	175,047
6.75%, 1/09/38		120	122,121
Time Warner Cable, Inc., 6.20%, 7/01/13		225	237,070
Time Warner Cos., Inc., 9.13%, 1/15/13		405	445,906
Viacom, Inc., 5.75%, 4/30/11		275	281,535

			2,407,421

Multi-Utilities—0.1%
Xcel Energy, Inc., 6.50%, 7/01/36		90	89,851

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Multiline Retail—0.2%
Macy’s Retail Holdings, Inc.,
5.35%, 3/15/12	USD	175	$159,287
The May Department Stores Co.,
5.75%, 7/15/14		45	38,261

			197,548

Oil, Gas & Consumable Fuels—3.0%
BP Capital Markets Plc,
3.13%, 3/10/12		400	408,041
Canadian Natural Resources, Ltd.,
6.25%, 3/15/38		125	124,771
ConocoPhillips,
4.60%, 1/15/15		525	539,514
Kinder Morgan Finance Co. ULC,
5.35%, 1/05/11		190	186,200
Kinder Morgan, Inc.,
6.50%, 9/01/12		55	53,763
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37		250	241,319
Motiva Enterprises LLC,
5.20%, 9/15/12 (d)		135	138,560
Sabine Pass LNG LP,
7.50%, 11/30/16		135	109,012
Shell International Finance BV,
4.00%, 3/21/14		450	462,072
Tennessee Gas Pipeline Co.,
7.00%, 10/15/28		35	33,352
XTO Energy, Inc.,
6.75%, 8/01/37		175	182,692

			2,479,296

Paper & Forest Products—0.3%
MeadWestvaco Corp.,
6.85%, 4/01/12		215	220,495

Pharmaceuticals—2.0%
Eli Lilly & Co., 3.55%, 3/06/12		190	196,836
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13		250	261,511
Pfizer, Inc., 5.35%, 3/15/15		570	612,522
Roche Holdings Inc. (d):
2.66%, 2/25/11 (a)		95	96,053
5.00%, 3/01/14		400	418,362
Wyeth, 6.00%, 2/15/36		90	95,461

			1,680,745

Real Estate Investment Trusts (REITs)—0.1%
iStar Financial, Inc., 5.65%, 9/15/11		70	40,600

Road & Rail—0.0%
The Hertz Corp., 8.88%, 1/01/14		40	36,800

Software—0.2%
Oracle Corp., 5.75%, 4/15/18		180	189,872

Wireless Telecommunication Services—1.6%
Verizon Wireless Capital LLC,
3.75%, 5/20/11 (d)		875	892,914
Vodafone Group Plc, 4.15%, 6/10/14		485	477,390

			1,370,304

Total Corporate Bonds—27.5%			23,092,728

Foreign Government Obligations

Bundesrepublik Deutschland:
Series 05, 4.00%, 1/04/37	EUR	275	371,088
Series 07, 4.25%, 7/04/39		150	212,537
Japan Finance Corp., 2%, 6/24/11	USD	235	235,425
Mexico Government International Bond,
6.38%, 1/16/13		130	140,400
Societe Financement de l’Economie
Francaise Series 144A,
3.38%, 5/05/14 (d)		500	502,138

Total Foreign Government Obligations—1.7%			1,461,588

Preferred Securities

Capital Trusts

Capital Markets—0.5%
Credit Suisse Guernsey Ltd., 5.86% (a)(f)		430	279,500
Goldman Sachs Capital II,
5.79% (a)(f)		175	106,654
Lehman Brothers Holdings Capital Trust VII,
5.86% (b)(c)(f)		55	6

			386,160

Commercial Banks—0.3%
Barclays Bank Plc (a)(d)(f):
7.43%		125	83,750
8.55%		290	194,300

			278,050

Diversified Financial Services—1.0%
General Electric Capital Corp.
6.38%, 11/15/67 (a)		275	183,486
JPMorgan Chase & Co., 7.90% (a)(f)		370	323,787
JPMorgan Chase Capital XXV,
6.80%, 10/01/37		380	326,800

			834,073

Insurance—0.9%
American International Group, Inc.,
8.18%, 5/15/58 (a)(d)		105	29,956
Chubb Corp., 6.38%, 3/29/67 (a)		200	160,000
Lincoln National Corp.,
7.00%, 5/17/66 (a)		130	81,900
MetLife, Inc., 6.40%, 12/15/66		250	178,750
Progressive Corp., 6.70%, 6/15/37 (a)		190	133,970
Reinsurance Group of America,
6.75%, 12/15/65 (a)		135	76,320
The Travelers Cos., Inc.,
6.25%, 3/15/67 (a)		145	116,865

			777,761

Total Preferred Securities—2.7%			2,276,044

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Non-U.S. Government Sponsored Agency		Par
Mortgage-Backed Securities		(000)	Value

Collateralized Mortgage Obligations—10.5%
Bear Stearns Adjustable Rate Mortgage
Trust Series 2005-4 Class 3A1,
5.36%, 8/25/35 (a)	USD	2,848	$1,912,136
CitiMortgage Alternative Loan Trust Series
2007-A8 Class A1, 6.00%, 10/25/37		708	450,142
Citigroup Mortgage Loan Trust, Inc.
Series 2005-4 Class A,
5.34%, 8/25/35 (a)(d)		693	558,419
Countrywide Alternative Loan Trust Series
2006-OC10 Class 2A1,
0.40%, 11/25/36 (a)		169	151,551
Countrywide Home Loan Mortgage
Pass-Through Trust Series 2006-0A5:
Class 2A1, 0.51%, 4/25/46 (a)		137	58,444
Class 3A1, 0.51%, 4/25/46 (a)		279	113,939
Series 2007-16 Class A1,
6.50%, 10/25/37		387	284,683
Series 2007-J3 Class A10,
6.00%, 7/25/37		546	359,022
Credit Suisse Mortgage Capital Certificates
Series 2006-8 Class 3A1,
6.00%, 10/25/21		188	123,904
First Horizon Asset Securities, Inc. Series
2005-AR3 Class 3A1,
5.50%, 8/25/35 (a)		152	124,103
GSR Mortgage Loan Trust Series
2005-AR4 Class 6A1,
5.25%, 7/25/35 (a)		1,034	757,226
Impac Secured Assets CMN Owner Trust Series
2004-3 (a):
Class 1A4, 1.11%, 11/25/34		75	35,985
Class M1, 1.21%, 11/25/34		500	73,806
JPMorgan Mortgage Trust:
Series 2006-S2 Class 2A2,
5.88%, 7/25/36		64	55,283
Series 2007-S1 Class 1A2,
5.50%, 3/25/22		65	54,787
Luminent Mortgage Trust Series 2006-7
Class 1A1, 0.49%, 12/25/36 (a)		597	214,325
Residential Accredit Loans, Inc. Series
2006-Q02 Class A1,
0.53%, 2/25/46 (a)		207	85,450
Structured Adjustable Rate Mortgage
Loan Trust Series 2007-3 Class 2A1,
5.73%, 4/25/37 (a)		778	426,900
Structured Asset Securities Corp. (a):
Series 2005-GEL2 Class A,
0.59%, 4/25/35		43	36,514
Series 2005-OPT1 Class A4M,
0.66%, 11/25/35		146	48,987
WaMu Mortgage Pass-Through Certificates (a):
Series 2006-AR18 Class 1A1,
5.29%, 1/25/37		485	282,757
Series 2007-0A4 Class 1A,
2.11%, 5/25/47		175	73,235
Series 2007-0A5 Class 1A,
2.09%, 6/25/47		154	62,786
Wells Fargo Mortgage Backed Securities Trust (a):
Series 2005-AR15 Class 2A1,
5.11%, 9/25/35		1,001	831,256
Series 2006-AR2 Class 2A5,
5.07%, 3/25/36		998	650,902

Series 2006-AR3 Class A4,
5.71%, 3/25/36	891	613,136
Series 2006-AR12 Class 2A1,
6.10%, 9/25/36	215	149,243
Series 2006-AR17 Class A1,
5.34%, 10/25/36	369	222,217

		8,811,138

Commercial Mortgage-Backed Securities—16.3%
Bank of America Commercial Mortgage, Inc.
Series 2001-1 Class B,
6.67%, 4/15/36	840	804,193
Series 2003-2 Class A3,
4.87%, 3/11/41 (a)	755	703,897
Bear Stearns Commercial Mortgage Securities:
Series 1998-C1 Class A2,
6.44%, 6/16/30	19	19,057
Series 2005-PWR8 Class A4,
4.67%, 6/11/41	750	645,966
Series 2006-PW11 Class A4,
5.62%, 3/11/39 (a)	825	708,250
CS First Boston Mortgage Securities Corp.
Series 2002-CP5 Class A1,
4.11%, 12/15/35	260	258,674
Chase Commercial Mortgage Securities Corp.
Series 1999-2 Class A2,
7.20%, 1/15/32	478	480,415
Citigroup Commercial Mortgage Trust
Series 2006-C5 Class A4,
5.43%, 10/15/49	100	79,980
Commercial Mortgage Pass-Through Certificates
Series 2004-LB3A Class A3,
5.09%, 7/10/37 (a)	325	308,484
First Union National Bank Commercial
Mortgage Series 1999-C4 Class E,
8.19%, 12/15/31 (a)(d)	745	729,970
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C3 Class A2,
6.96%, 9/15/35	800	826,069
Series 2001-C1 Class B,
6.67%, 4/15/34 (a)	690	664,929
Series 2003-C3 Class A3,
4.65%, 4/10/40	850	828,070
GS Mortgage Securities Corp. II Series
2006-GG6 Class A2,
5.51%, 4/10/38 (a)	700	677,978
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A4,
4.76%, 6/10/36	900	903,620
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB2 Class A3,
6.43%, 4/15/35	735	748,349
Series 2007-LD1 Class A2,
5.99%, 6/15/49 (a)	275	253,441
Series 2007-LD12 Class A2,
5.827%, 2/15/51	225	199,583
LB-UBS Commercial Mortgage Trust:
Series 2000-C3 Class A2,
7.95%, 5/15/25 (a)	613	623,094
Series 2005-C3 Class A5,
4.74%, 7/15/30	600	513,399
Series 2007-C7 Class A2,
5.59%, 9/15/45	745	684,153

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Non-U.S. Government Sponsored Agency		Par
Mortgage-Backed Securities		(000)	Value

Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Capital I Series
2007-HQ12 Class A2,
5.81%, 4/12/49 (a)	USD	100	$93,190
Wachovia Bank Commercial Mortgage Trust (a):
Series 2005-C20 Class A6A,
5.11%, 7/15/42		680	588,875
Series 2005-C21 Class A3,
5.38%, 10/15/44		310	303,663
Series 2006-C26 Class A3,
6.01%, 6/15/45		645	509,142
Series 2007-C33 Class A4,
6.10%, 2/15/51		655	482,211

			13,638,652

Total Non-U.S. Government Sponsored
Agency Mortgage-Backed Securities—26.8%			22,449,790

Taxable Municipal Bonds

State—0.9%
State of California, GO, Taxable,
Various Purpose 5.45%, 4/01/15		725	710,174

Transportation—0.3%
Metropolitan Transportation Authority, RB
Build America Bonds, 7.34%, 11/15/39		200	237,758

Transportation Infrastructure—0.1%
Port Authority of New York and New Jersey
RB Consolidated, One Hundred Fifty-Nine,
6.04%, 12/01/29		105	107,860

Total Taxable Municipal Bonds—1.3%			1,055,792

U.S. Government Sponsored Agency Obligations

Federal Home Loan Bank of Chicago,
5.625%, 6/13/16		550	529,536
Federal Home Loan Banks,
5.375%, 5/15/19 (e)		1,230	1,327,956
Federal Home Loan Mortgage Corp.:
1.75%, 6/15/12		300	298,909
3.00%, 7/28/14		345	345,699
Freddie Mac:
5.88%, 3/21/11		745	781,122
5.75%, 6/27/16		560	570,065
U.S. Treasury Bonds:
8.13%, 8/15/19		1,400	1,919,532
8.00%, 11/15/21		1,000	1,379,688
7.25%, 8/15/22		350	459,813
U.S. Treasury Notes:
1.13%, 6/30/11		2,605	2,605,208
1.88%, 6/15/12		1,400	1,410,178
2.75%, 6/30/14		1,720	1,725,384
4.50%, 5/15/38		170	175,498
3.50%, 2/15/39		3,000	2,594,070

Total U.S. Government Sponsored
Agency Obligations—19.3%			16,122,658

U.S. Government Sponsored Agency
Mortgage-Backed Securities

Fannie Mae Guaranteed
Pass-Through Certificates:
4.00%, 7/15/14—7/15/39 (g)	1,100	1,087,875
4.50%, 7/15/24—7/15/39 (g)	4,798	4,817,708
4.85%, 8/01/38 (a)	655	677,948
5.00%, 5/01/22—7/15/39 (g)	8,297	8,498,993
5.50%, 7/15/24—7/15/39 (g)(h)	9,800	10,141,892
5.57%, 4/01/37 (a)	503	527,067
6.00%, 2/01/17—7/15/39 (g)(h)	14,523	15,187,179
6.50%, 7/15/39—8/15/39 (g)	2,400	2,549,438
7.00%, 2/01/16	46	49,248
Freddie Mac Mortgage Participation Certificates:
4.50%, 7/15/39 (g)	200	199,062
5.00%, 10/01/22—4/01/39 (g)	1,944	1,991,684
5.04%, 4/01/38 (a)	572	592,125
5.50%, 2/01/35—8/15/39 (g)	2,050	2,109,042
6.00%, 6/01/35	279	291,985
7.00%, 1/01/32—9/01/32	118	128,421
Ginnie Mae MBS Certificates:
5.00%, 8/15/39 (g)	1,100	1,116,843
5.50%, 5/20/36	60	61,997
6.00%, 7/15/39—8/21/39 (g)	2,700	2,804,344

Total U.S. Government Sponsored Agency
Mortgage-Backed Securities—63.2%		52,832,851

U.S. Government Sponsored Agency
Mortgage-Backed Securities—
Collateralized Mortgage Obligations

Fannie Mae Trust:
Series 360 Class 2, 5.00%, 8/01/35 (i)	13	2,059
Series 387 Class 5, 5.00%, 3/25/38 (i)	6	681
Series 2004-25 Class PA,
5.50%, 10/25/30	277	284,916
Freddie Mac Multiclass Certificates:
Series 3020 Class MA,
5.50%, 4/15/27 (f)	451	463,455
Series 3067 Class PG,
5.50%, 6/15/25	260	266,273
Series 3068 Class VA,
5.50%, 10/15/16	301	317,687
Series 3087 Class VA,
5.50%, 3/15/15	820	863,022
Series 3137 Class XP,
6.00%, 4/15/36	480	509,550
Ginnie Mae Trust:
Series 2007-40 Class SN,
6.23%, 7/20/37 (e)	44	2,472
Series 2009-26 Class SC,
5.95%, 1/16/38 (e)	885	97,697

Total U.S. Government Sponsored Agency
Mortgage-Backed Securities—
Collateralized Mortgage Obligations—3.4%		2,807,812

Total Long-Term Investments
(Cost—$136,849,669)—154.7%		129,450,774

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2009 (Continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts (j)	Value

Over-the-Counter Call Swaptions
Receive a fixed rate of 5.71% and pay a floating
rate based on 3-month LIBOR, expiring
May 2012, Broker Deutsche Bank AG	2	$232,858
Receive a fixed rate of 2.25% and pay a floating
rate based on 3-month LIBOR, expiring
October 2009, Broker JPMorgan
Chase Bank NA	2	2,994
Receive a fixed rate of 2.37% and pay a floating
rate based on 3-month LIBOR, expiring
November 2009, Broker Goldman
Sachs International	2	5,480
Receive a fixed rate of 2.50% and pay a floating
rate based on 3-month LIBOR, expiring
November 2009, Broker JPMorgan
Chase Bank NA	2	5,544
Receive a fixed rate of 2.75% and pay a floating
rate based on 3-month LIBOR, expiring
December 2009, Broker Morgan Stanley
Capital Services, Inc.	3	26,010
Receive a fixed rate of 2.75% and pay a floating
rate based on 3-month LIBOR, expiring
November 2009, Broker Morgan Stanley
Capital Services, Inc.	4	32,855
Receive a fixed rate of 3.40% and pay a floating
rate based on 3-month LIBOR, expiring
April 2010, Broker Deutsche Bank AG	3	57,765
Receive a fixed rate of 3.41% and pay a floating
rate based on 3-month LIBOR, expiring
April 2010, Broker Deutsche Bank AG	1	23,157
Receive a fixed rate of 3.71% and pay a floating
rate based on 3-month LIBOR, expiring
April 2011, Broker JPMorgan
Chase Bank NA	2	70,768

		457,431

Over-the-Counter Put Swaptions
Pay a fixed rate of 5.71% and receive a floating
rate based on 3-month LIBOR, expiring
May 2012, Broker Deutsche Bank AG	2	81,630
Pay a fixed rate of 3.40% and receive a floating
rate based 3-month LIBOR, expiring
April 2010, Broker Deutsche Bank AG	3	200,355
Pay a fixed rate of 3.41% and received a floating
rate based April 3-month LIBOR, expiring
April 2010, Broker Deutsche Bank AG	1	79,709
Pay a fixed rate of 3.71% and receive a floating
rate based 3-month LIBOR, expiring
April 2011, Broker JPMorgan
Chase Bank NA	2	185,228
Pay a fixed rate of 4.71% and receive a floating
rate based on the 3-month LIBOR, expiring
November 2013, Broker JPMorgan
Chase Bank NA	2	62,968

		609,890

Total Options Purchased
(Cost—$781,463)—1.3%		1,067,321

Total Investments Before TBA Sale
Commitments and Options Written
(Cost—$137,631,132*)—156.0%		130,518,095

Options Written

Over-the-Counter Call Swaptions
Pay a fixed rate of 5.03% and receive a floating
rate based on 3-month LIBOR, expiring
November 2010, Broker UBS AG		5	(464,210)
Pay a fixed rate of 5.40% and receive a floating
rate based on 3-month LIBOR, expring
December 2010, Broker UBS AG		2	(171,561)
Pay a fixed rate of 5.56% and receive a floating
rate based on 3-month LIBOR, expiring
October 2012, Broker UBS AG		7	(897,177)
Pay a fixed rate of 3.18% and receive a floating
rate based on 3-month LIBOR, expiring
January 2010, Broker Citibank NA		2	(30,762)

			(1,563,710)

Over-the-Counter Put Swaptions
Receive a fixed rate of 5.03% and pay a floating
rate based on 3-month LIBOR, expiring
November 2010, Broker UBS AG		5	(186,630)
Receive a fixed rate of 5.40% and pay a floating
rate based on 3-month LIBOR, expiring
December 2010, Broker UBS AG		2	(45,026)
Receive a fixed rate of 5.56% and pay a floating
rate based on 3-month LIBOR, expiring
October 2012, Broker UBS AG		7	(169,960)
Receive a fixed rate of 3.18% and pay a floating
rate based on 3-month LIBOR, expiring
January 2010, Broker Citibank NA		2	(164,424)

			(566,040)

Total Options Written
(Premiums Received—$1,344,900)—(2.5)%			(2,129,750)

		Par
TBA Sale Commitments (g)		(000)

Fannie Mae Guaranteed Pass-Through Certificates:
4.50%, 7/15/24—7/15/39	USD	(2,470)	(2,486,784)
5.00%, 5/01/22—7/15/39		(4,500)	(4,622,970)
5.50%, 7/15/24—7/15/39		(8,500)	(8,773,598)
6.00%, 2/01/17—7/15/39		(13,600)	(14,212,000)
6.50%, 7/15/39—8/15/39		(900)	(958,500)
Freddie Mac Multiclass Certificates:
4.50%, 7/15/39		(200)	(199,062)
5.00%, 10/01/22—4/01/39		(1,800)	(1,840,500)
6.00%, 6/01/35		(200)	(208,688)

Total TBA Sale Commitments
(Proceeds Received—$33,128,819)—(39.8)%			(33,302,102)

Total Investments Net of TBA Sales
Commitments and Options Written—113.7%			95,086,243
Liabilities in Excess of Other Assets—(13.7)%			(11,425,896)

Net Assets—100.0%			$83,660,347

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2009 (Continued)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$137,763,182

Gross unrealized appreciation	$2,435,393
Gross unrealized depreciation	(9,680,480)

Net unrealized depreciation	$(7,245,087)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available as of report date.

		Unrealized
	Market	Appreciation
Counterparty	Value	(Depreciation)

BNP Paribas	$(940,500)	$(3,370)
Bank of America NA	58,339	7,748
Barclays Capital Plc	(199,062)	(4,031)
Citigroup NA	5,813	(13,943)
Credit Suisse International	5,299,188	24,789
Deutsche Bank AG	(2,516,219)	16,100
Goldman Sachs Bank USA	(2,845,530)	23,957
JPMorgan Chase Bank	201,094	13,252
Morgan Stanley Capital Services, Inc.	(156,315)	(1,913)

(h)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(i)	Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(j)	One contract represents a notional amount of $1 million.

•

For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2009 were as follows:

		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Appreciation

1	2-Year U.S. Treasury Bond	September 2009	$ 216,190	$29
45	10-Year U.S. Treasury Bond	September 2009	$5,218,154	13,799

Total				$13,828

•	Financial futures contracts sold as of June 30, 2009 were as follows:

		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Depreciation

39	5-Year U.S. Treasury Bond	September 2009	$4,449,742	$(24,289)

•	Foreign currency exchange contracts as of June 30, 2009 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Depreciation

USD 859,422	EUR 631,000	Citibank NA	7/15/09	$(25,815)

•	Reverse repurchase agreements outstanding as of June 30, 2009 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Barclays Capital Plc	0.37%	6/11/09	7/08/09	$4,111,141	$4,110,000

•	Interest rate swaps outstanding as of June 30, 2009 were as follows:

				Notional	Unrealized
				Amount	Appreciation
Fixed Rate	Floating Rate	Counterparty	Expiration	(000)	(Depreciation)

5.27% (a)	3-month LIBOR	Citibank NA	October 2009	USD 2,900	$41,494
1.76% (b)	3-month LIBOR	Deutsche Bank AG	March 2011	USD 1,800	(12,633)
4.67% (a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD 3,300	247,112
5.02% (a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD 3,900	336,087
4.87% (a)	3-month LIBOR	UBS AG	October 2012	USD 2,900	235,564
2.25% (b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD 1,120	6,180
3.38% (a)	3-month LIBOR	Deutsche Bank AG	March 2013	USD 4,300	133,897
2.53% (b)	3-month LIBOR	Citibank NA	March 2014	USD 1,800	28,055
2.48% (b)	3-month LIBOR	Citibank NA	April 2014	USD 1,000	18,937
2.43% (b)	3-month LIBOR	Citibank NA	April 2014	USD 2,500	52,838
2.93% (a)	3-month LIBOR	Citibank NA	June 2014	USD 1,800	(3,176)
2.81% (a)	3-month LIBOR	Citibank NA	February 2016	USD 1,000	(34,057)
3.22% (a)	3-month LIBOR	Citibank NA	May 2019	USD 1,000	(44,356)
3.88% (b)	3-month LIBOR	Citibank NA	June 2019	USD 1,000	(11,447)
3.92% (b)	3-month LIBOR	Citibank NA	June 2019	USD 700	(10,043)
3.94% (a)	3-month LIBOR	Citibank NA	June 2019	USD 1,200	19,525
4.30% (b)	3-month LIBOR	Citibank NA	June 2019	USD 900	(42,292)
4.31% (a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD 1,100	42,955
3.83% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD 400	2,656
4.08% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD 800	(22,552)
5.41% (a)	3-month LIBOR	JPMorgan Chase Bank NA	August 2022	USD 570	86,420

Total					$1,071,164

(a)	Trust pays floating interest rate and receives fixed rate.

(b)	Trust pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2009 (Continued)

•	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2009 were as follows:

	Pay			Notional	Unrealized
	Fixed			Amount	Appreciation
Issuer	Rate	Counterparty	Expiration	(000)	(Depreciation)

Centex Corp.	6.92%	JPMorgan Chase Bank NA	December 2010	USD 140	$(10,531)
Limited Brands, Inc.	1.07%	UBS AG	December 2010	USD 295	6,236
Radio Shack Corp.	1.16%	UBS AG	December 2010	USD 295	1,458
Knight Inc.	1.80%	Credit Suisse International	January 2011	USD 190	(2,477)
Sara Lee Corp.	0.60%	JPMorgan Chase Bank NA	March 2011	USD 295	(1,419)
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	USD 290	(3,310)
Viacom, Inc.	2.40%	Deutsche Bank AG	June 2011	USD 275	(5,047)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD 35	2,309
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD 35	2,139
KB Home	4.90%	JPMorgan Chase Bank NA	September 2011	USD 240	(9,585)
Wendy's	2.90%	JPMorgan Chase Bank NA	December 2011	USD 190	(6,031)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	USD 15	(186)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD 130	(11,998)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	USD 45	(4,753)
MeadWestvaco Corp.	1.20%	Deutsche Bank AG	June 2012	USD 215	(1,440)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	USD 20	(36)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank NA	June 2012	USD 85	(4,704)
Knight Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	USD 55	(263)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank NA	June 2013	USD 275	(21,301)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	USD 285	1,928
Expedia, Inc.	5.00%	Citibank NA	September 2013	USD 150	(15,993)
Expedia, Inc.	5.00%	Citibank NA	September 2013	USD 50	(5,331)
Expedia, Inc.	5.18%	Goldman Sachs Bank USA	September 2013	USD 100	(11,348)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD 300	(33,452)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	USD 170	(19,164)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD 85	(3,084)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	March 2014	USD 305	2,394
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD 40	(10,625)
Toll Brothers Finance Corp.	2.00%	JPMorgan Chase Bank NA	March 2014	USD 80	(1,939)
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank NA	September 2014	USD 80	(8,332)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD 45	3,267
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	USD 355	(46,828)
Energy Future Holdings Corp.	5.00%	JPMorgan Chase Bank NA	December 2014	USD 60	(9,472)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD 90	(27,915)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD 65	(18,398)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	March 2015	USD 45	(10,005)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	USD 95	(3,460)
Lennar Corp.	5.86%	JPMorgan Chase Bank NA	June 2015	USD 130	(13,948)
First Data Corp.	5.00%	Credit Suisse International	December 2015	USD 70	(5,271)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	USD 45	(3,173)
First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2015	USD 85	(6,401)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	USD 180	(54,434)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	USD 180	(55,330)

Total					$(427,253)

  Currency Abbreviations:

EUR	Euro
USD	US Dollar

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2009 (Concluded)

•

Financial Accounting Standards Board Statement of Financial Accounting Standards 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical securities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining fair valuation of the Fund's investments:

Valuation	Investments in
Inputs	Securities

	Assets	Liabilities
Level 1	—	—
Level 2
Long-Term Investments[1]	$129,004,571	—
TBA Sale Commitments	—	$(33,302,102)

Total Level 2	129,004,571	(33,302,102)

Level 3
Long-Term Investments:
Asset-Backed Securities	446,203	—

Total	$129,450,774	$(33,302,102)

[1]	See above Schedule of Investments for values in each security type excluding the security types in Level 3 within the table.

Valuation	Other Financial
Inputs	Instruments[1]

	Assets	Liabilities
Level 1	$13,828	$(24,289)
Level 2	2,338,772	(6,893,105)
Level 3	—	—

Total	$2,352,600	$(6,917,394)

[1]

Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, reverse repurchase agreements and options. Swaps, financial futures contracts, and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument, reverse repurchase agreements are shown at the face amount and options are shown at market value.

The following is a reconciliation of investments for unobservable inputs (Level 3) were used in determining fair value:

Investments in
Securities

Asset-Backed
Securities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Net purchases (sales)	—
Net transfers in	$446,203

Balance, as of June 30, 2009	$446,203

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

BlackRock Series Fund, Inc.
Statements of Assets and Liabilities June 30, 2009 (Unaudited)

	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

Assets:
Investments at value—unaffiliated2.3	$573,910,796	$134,287,570	$260,843,105	$272,376,748	$37,097,169	$146,912,480	$285,013,939	$130,518,095
Investments at value—affiliated[4]	1,459,237	1,125,000	—	3,399,116	2,962,330	1,232,500	—	—
Cash	—	—	—	—	299	—	993	—
Foreign currency at value[5]	10,788	—	255,995	—	—	—	—	362
Unrealized appreciation on swaps	1,289,991	—	59,863	375,217	—	—	—	1,271,451
Unrealized appreciation on foreign currency exchange contracts	—	—	25,584	—	—	—	—	—
Cash on deposit for short sales	—	—	3,361,760	—	—	—	—	—
Investments sold receivable—unaffiliated	85,125,074	1,261,676	213,754	49,290,448	131,618	6,745,807	—	35,773,041
Investments sold receivable—affiliated	—	—	—	—	—	224,090	—	—
TBA sales commitments receivable	64,078,789	—	—	142,059,872	—	—	—	33,128,819
Interest receivable—unaffiliated	1,529,114	—	1,208,836	884,989	752,539	—	172,812	794,490
Interest receivable—affiliated	—	359	—	—	—	—	—	—
Dividends receivable	368,331	115,888	518,384	—	2,443	52,640	—	—
Capital shares sold receivable	639	407	157,836	171	152	452	367,405	72,690
Margin variation receivable	—	—	32,236	—	—	—	—	—
Principal paydown receivable	—	—	—	92,609	2,692	—	—	5,554
Securities lending income receivable—affiliated	—	620	—	—	—	7,124	—	—
Commitment fees receivable	—	—	—	—	19	—	—	—
Swaps receivable	170,142	—	—	673,497	—	—	—	214,707
Swaps premiums paid	1,022,772	—	487,576	—	—	—	—	543,084
Other assets	—	5,986	—	1,020	6,102	—	—	225
Prepaid expenses	23,245	6,334	9,929	4,772	1,427	8,192	37,666	3,624

Total assets	728,988,918	136,803,840	267,174,858	469,158,459	40,956,790	155,183,285	285,592,815	202,326,142

Liabilities:
TBA Sale Commitments at value[6]	64,439,061	—	—	143,155,815	—	—	—	33,302,102
Investments sold short at value[7]	—	—	3,194,581	—	—	—	—	—
Options written at value[8]	4,133,888	—	943,951	2,125,326	—	—	—	2,129,750
Structured options[9]	—	—	372,783	—	—	—	—	—
Unrealized depreciation on swaps	1,449,346	—	228,845	127,336	—	—	—	627,540
Unrealized depreciation on foreign currency exchange contracts	48,546	—	138,805	—	—	—	—	25,815
Collateral on securities loaned at value	—	1,125,000	—	—	—	1,232,500	—	—
Reverse repurchase agreements	—	—	—	—	—	—	—	4,110,000
Cash received for swaps	800,000	—	200,000	—	—	—	—	—
Investments purchased payable—unaffiliated	158,348,097	563,175	2,097,659	191,706,360	667,432	6,602,333	4,325,122	75,966,329
Investments purchased payable—affiliated	—	—	—	—	—	26,850	—	—
Bank overdraft	—	445,541	37,595	—	—	425,135	—	1,952,512
Capital shares redeemed payable	260,460	18,127	—	318,004	23,072	131,611	52,405	116
Margin variation payable	31,369	—	—	38,196	—	—	—	2,656
Swaps payable	138,749	—	13,660	23,203	—	—	—	87,612
Income dividends payable	—	—	—	568,634	368,426	—	59,461	408,877
Investment advisory fees payable	146,537	39,548	76,354	34,603	3,968	43,590	83,252	15,691
Dividends on short sales payable	—	—	1,172	—	—	—	—	—
Other affiliates payable	2,451	618	1,223	798	171	723	1,599	501
Deferred foreign capital gain tax payable	—	—	37,922	—	—	—	—	—
Officers’ and Directors’ fees payable	215	56	108	74	15	64	140	43
Other liabilities payable	—	—	—	—	—	—	—	31,531
Interest expense payable	—	—	—	—	—	—	—	760
Other accrued expenses payable	28,527	—	66,997	—	—	392	5,964	3,960

Total liabilities	229,827,246	2,192,065	7,411,655	338,098,349	1,063,084	8,463,198	4,527,943	118,665,795

Net Assets	$499,161,672	$134,611,775	$259,763,203	$131,060,110	$39,893,706	$146,720,087	$281,064,872	$83,660,347

Net Assets Consist of:
Paid-in capital	$640,348,352	$264,045,987	$286,297,752	$133,003,267	$83,772,754	$214,241,414	$281,030,795	$98,686,466
Undistributed (distribution in excess of) net investment income	7,887,070	558,845	2,653,375	248,612	(67,577)	1,600,293	22,525	315,966
Accumulated net realized gain (loss)	(141,233,559)	(138,053,927)	(15,351,984)	(2,040,797)	(37,169,349)	(66,514,011)	11,552	(7,879,149)
Net unrealized appreciation/depreciation	(7,840,191)	8,060,870	(13,835,940)	(150,972)	(6,642,122)	(2,607,609)	—	(7,462,936)

Net Assets	$499,161,672	$134,611,775	$259,763,203	$131,060,110	$39,893,706	$146,720,087	$281,064,872	$83,660,347

Shares outstanding, $0.10 par value[10]	43,008,050	7,192,247	20,386,399	11,815,643	9,502,616	10,381,754	281,030,795	8,205,730

Net asset value, offering and redemption price per share	$11.61	$18.72	$12.74	$11.09	$4.20	$14.13	$1.00	$10.20

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost—unaffiliated	$580,967,805	$126,228,797	$273,694,963	$271,442,104	$43,739,291	$149,520,089	$285,013,939	$137,631,132

[3] Securities loaned	—	$1,102,500	—	—	—	$1,194,510	—	—

[4] Investments at cost—affiliated	$1,459,237	$1,125,000	—	$3,399,116	$2,962,330	$1,232,500	—	—

[5] Foreign currency at cost	$10,712	—	$257,174	—	—	—	—	$340

[6] Proceeds received TBA sale commitments	$64,078,789	—	—	$142,059,871	—	—	—	$33,128,819

[7] Proceeds received investments sold short	—	—	$3,122,422	—	—	—	—	—

[8] Premiums received	$3,834,882	—	$757,254	$1,858,500	—	—	—	$1,344,900

[9] Structured options at cost	—	—	$58,148	—	—	—	—	—

[10] Authorized shares	300 million	100 million	100 million	100 million	100 million	100 million	2 billion	100 million

See Notes to Financial Statements.

66 & 67

BlackRock Series Fund, Inc.
Statements of Operations for the Six Months Ended June 30, 2009 (Unaudited)

	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

Investment Income:
Interest	$5,479,316	$—	$2,224,294	$2,867,366	$1,997,105	$—	$1,600,325	$2,894,459
Dividends	3,265,050	830,442	2,003,271	—	—	1,495,978	—	—
Foreign tax withheld	—	(3,197)	(79,791)	—	—	—	—	—
Income—affiliated	16,545	1,938	103	87,511	9,273	—	—	—
Securities lending —affiliated	—	2,282	259	—	—	8,497	—	—
Facility and other fees	—	—	—	—	1,779	—	—	—

Total income	8,760,911	831,465	4,148,136	2,954,877	2,008,157	1,504,475	1,600,325	2,894,459

Expenses:
Investment advisory	863,211	222,167	432,986	261,631	62,236	257,146	526,438	163,942
Accounting services	90,720	23,770	54,853	28,751	9,221	27,259	59,905	19,799
Professional	36,711	24,854	43,401	25,380	20,794	22,406	26,809	20,221
Custodian	33,328	12,040	52,969	18,706	7,009	14,488	9,065	17,609
Printing	18,270	4,837	10,088	5,115	1,446	5,187	10,179	3,373
Officer and Directors	13,477	8,937	12,474	9,755	7,373	9,229	11,966	8,813
Transfer agent	2,377	2,278	2,656	2,343	2,218	2,267	2,333	2,341
Pricing	—	—	—	—	12,624	—	—	24,213
Registration	18	18	20	18	17	18	18	18
Federal Insurance	—	—	—	—	—	—	63,912	—
Miscellaneous	36,035	6,819	39,123	12,168	4,527	6,853	8,577	5,926

Total expenses excluding interest and dividend expense	1,094,147	305,720	648,570	363,867	127,465	344,853	719,202	266,255
Interest expense	4,855	—	—	341	—	—	—	7,482
Dividend expense	—	—	18,590	—	—	—	—	—

Total expenses	1,099,002	305,720	667,160	364,208	127,465	344,853	719,202	273,737
Less fees waived by advisor	(479)	(1,119)	(47,037)	(7,639)	(42,471)	(479)	—	(35,442)

Total expenses after fees waived	1,098,523	304,601	620,123	356,569	84,994	344,374	719,202	238,295

Net investment income	7,662,388	526,864	3,528,013	2,598,308	1,923,163	1,160,101	881,123	2,656,164

Realized and Unrealized Gain (Loss):
Net Realized gain (loss) from:
Investments	(17,550,731)	(8,633,402)	(9,246,542)[2]	(997,235)	(2,823,537)	(26,583,075)	11,552	(5,240,255)
Foreign currency	96,815	—	(2,368,088)	—	—	—	—	14,331
Financial futures contracts and swaps	(2,580,259)	—	364,983	(2,501,497)	—	—	—	(1,114,879)
Short sales	—	—	(107,505)	—	—	—	—	—
Written and structured options	510,417	—	612,027	360,514	—	—	—	—

	(19,523,758)	(8,633,402)	(10,745,125)	(3,138,218)	(2,823,537)	(26,583,075)	11,552	(6,340,803)

Net change in unrealized appreciation/depreciation on:
Investments	17,173,705	20,357,837	24,138,753	(5,263,472)	8,744,007	25,958,230	—	7,613,824
Foreign currency	(154,439)	(372)	(263,364)	—	—	—	—	(28,728)
Financial futures contracts and swaps	(1,242,962)	—	(593,217)	31,499	—	—	—	(213,229)
Short sales	—	—	(486,208)	—	—	—	—	—
Written and structured options	1,908,253	—	(625,228)	1,739,238	—	—	—	1,041,202
TBA sale commitments	360,013	—	—	(1,009,519)	—	—	—	132,572

	18,044,570	20,357,465	22,170,736	(4,502,254)	8,744,007	25,958,230	—	8,545,641

Total realized and unrealized gain (loss)	(1,479,188)	11,724,063	11,425,611	(7,640,472)	5,920,470	(624,845)	11,552	2,204,838

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,183,200	$12,250,927	$14,953,624	$(5,042,164)	$7,843,633	$535,256	$892,675	$4,861,002

[1]Consolidated Statement of Operations.
[2]Net of $37,922 deferred foreign capital gain tax.

See Notes to Financial Statements.

68 & 69

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Fundamental Growth Portfolio

	Six Months Ended June 30, 2009 (Unaudited)		Six Months Ended June 30, 2009 (Unaudited)
		Year Ended December 31, 2008		Year Ended December 31, 2008

Increase (Decrease) in Net Assets:

Operations:
Net investment income	$7,662,388	$20,192,802	$526,864	$1,334,436
Net realized loss	(19,523,758)	(96,870,724)	(8,633,402)	(31,001,112)
Net change in unrealized appreciation/depreciation	18,044,570	(126,665,384)	20,357,465	(56,096,670)

Net increase (decrease) in net assets resulting from operations	6,183,200	(203,343,306)	12,250,927	(85,763,346)

Dividends to Shareholders from:
Net investment income	—	(19,700,021)	—	(1,250,002)

Capital Share Transactions:
Net decrease in net assets derived from capital
share transactions	(31,719,954)	(61,618,354)	(5,592,007)	(18,813,214)

Net Assets:
Total increase (decrease) in net assets	(25,536,754)	(284,661,681)	6,658,920	(105,826,562)
Beginning of period	524,698,426	809,360,107	127,952,855	233,779,417

End of period	$499,161,672	$524,698,426	$134,611,775	$127,952,855

End of period undistributed net investment income	$7,887,070	$224,682	$558,845	$31,981

	BlackRock Global Allocation Portfolio		BlackRock Government Income Portfolio
	Six Months Ended June 30, 2009 (Unaudited)[1]		Six Months Ended June 30, 2009 (Unaudited)
		Year Ended December 31, 2008		Year Ended December 31, 2008

Increase (Decrease) in Net Assets:

Operations:
Net investment income	$3,528,013	$7,203,275	$2,598,308	$5,020,198
Net realized gain (loss)	(10,745,125)	23,832,311	(3,138,218)	3,431,935
Net change in unrealized appreciation/depreciation	22,170,736	(101,275,757)	(4,502,254)	3,051,948

Net increase (decrease) in net assets resulting from operations	14,953,624	(70,240,171)	(5,042,164)	11,504,081

Dividends and Distributions to Shareholders from:
Net investment income	—	(17,999,984)	(3,216,892)	(3,588,711)
Net realized gain	—	(22,023,664)	—	—

Decrease in net assets resulting from dividends
and distributions to shareholders	—	(40,023,648)	(3,216,892)	(3,588,711)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions	(11,781,647)	28,212,811	(8,558,516)	(14,627,730)

Net Assets:
Total increase (decrease) in net assets	3,171,977	(82,051,008)	(16,817,572)	(6,712,360)
Beginning of period	256,591,226	338,642,234	147,877,682	154,590,042

End of period	$259,763,203	$256,591,226	$131,060,110	$147,877,682

End of period undistributed (distributions in excess of)
net investment income	$2,653,375	$(874,638)	$248,612	$867,196

[1]	Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)

	BlackRock High Income Portfolio		BlackRock Large Cap Core Portfolio

	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008

Increase (Decrease) in Net Assets:

Operations:
Net investment income	$1,923,163	$3,843,730	$1,160,101	$2,779,375
Net realized loss	(2,823,537)	(3,559,227)	(26,583,075)	(38,384,554)
Net change in unrealized appreciation/depreciation	8,744,007	(13,076,147)	25,958,230	(70,447,678)

Net increase (decrease) in net assets resulting from operations	7,843,633	(12,791,644)	535,256	(106,052,857)

Dividends and Distributions to Shareholders from:
Net investment income	(1,929,375)	(3,878,795)	—	(2,500,013)
Net realized gain	—	—	—	(3,900,911)

Decrease in net assets resulting from dividends
and distributions to shareholders	(1,929,375)	(3,878,795)	—	(6,400,924)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions	2,921,734	(3,094,574)	(12,901,467)	(39,703,872)

Net Assets:
Total increase (decrease) in net assets	8,835,992	(19,765,013)	(12,366,211)	(152,157,653)
Beginning of period	31,057,714	50,822,727	159,086,298	311,243,951

End of period	$39,893,706	$31,057,714	$146,720,087	$159,086,298

End of period undistributed (distributions in excess of)
net investment income	$(67,577)	$(61,365)	$1,600,293	$440,192

	BlackRock Money Market Portfolio		BlackRock Total Return Portfolio

	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008

Increase (Decrease) in Net Assets:

Operations:
Net investment income	$881,123	$8,811,090	$2,656,164	$5,874,685
Net realized gain (loss)	11,552	19,751	(6,340,803)	441,136
Net change in unrealized appreciation/depreciation	—	—	8,545,641	(15,762,736)

Net increase (decrease) in net assets resulting from operations	892,675	8,830,841	4,861,002	(9,446,915)

Dividends to Shareholders from:
Net investment income	(881,123)	(8,811,090)	(2,632,663)	(6,178,111)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions	(31,735,105)	11,014,936	(24,676,249)	9,675,245

Net Assets:
Total increase (decrease) in net assets	(31,723,553)	11,034,687	(22,447,910)	(5,949,781)
Beginning of period	312,788,425	301,753,738	106,108,257	112,058,038

End of period	$281,064,872	$312,788,425	$83,660,347	$106,108,257

End of period undistributed net investment income	$22,525	$22,525	$315,966	$292,465

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights

	BlackRock Balanced Capital Portfolio

	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31,

			2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.43		$16.25	$15.83	$14.24	$13.95	$13.13

Net investment income[1]	0.17		0.43	0.44	0.40	0.31	0.27
Net realized and unrealized gain (loss)	0.01		(4.80)	0.45	1.61	0.31	0.86

Net increase (decrease) from investment operations	0.18		(4.37)	0.89	2.01	0.62	1.13

Dividends from net investment income	—		(0.45)	(0.47)	(0.42)	(0.33)	(0.31)

Net asset value, end of period	$11.61		$11.43	$16.25	$15.83	$14.24	$13.95

Total Investment Return:[2]
Based on net asset value	1.57%	[3]	(26.84)%	5.64%	14.09%	4.45%	8.64%

Ratios to Average Net Assets:
Total expenses	0.45%	[4]	0.50%	0.41%	0.42%	0.42%	0.40%

Total expenses after fees waived	0.45%	[4]	0.50%	0.41%	0.42%	0.42%	0.40%

Total expenses after fees waived
and excluding interest expense	0.45%	[4]	0.42%	0.41%	0.42%	0.42%	0.40%

Net investment income	3.15%	[4]	2.99%	2.63%	2.69%	2.19%	2.00%

Supplemental Data:
Net assets, end of period (000)	$499,162		$524,698	$809,360	$862,210	$847,520	$913,930

Portfolio turnover	214%	[5]	383% [6]	451%	113%	90%	86%

[1]	Based on average shares outstanding.
[2]	Total investment returns exclude insurance-related fees and expenses.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 114%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 283%.

	BlackRock Fundamental Growth Portfolio

	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31,

			2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.99		$28.05	$23.55	$22.69	$21.19	$19.92

Net investment income[1]	0.07		0.17	0.17	0.21	0.19	0.21
Net realized and unrealized gain (loss)	1.66		(11.06)	4.50	0.88	1.52	1.29

Net increase (decrease) from investment operations	1.73		(10.89)	4.67	1.09	1.71	1.50

Dividends from net investment income	—		(0.17)	(0.17)	(0.23)	(0.21)	(0.23)

Net asset value, end of period	$18.72		$16.99	$28.05	$23.55	$22.69	$21.19

Total Investment Return:[2]
Based on net asset value	10.18%	[3]	(38.81)%	19.83%	4.78%	8.06%	7.51%

Ratios to Average Net Assets:
Total expenses	0.49%	[4]	0.44%	0.43%	0.43%	0.43%	0.40%

Total expenses after fees waived	0.49%	[4]	0.44%	0.43%	0.43%	0.43%	0.40%

Net investment income	0.84%	[4]	0.71%	0.66%	0.90%	0.88%	1.06%

Supplemental Data:
Net assets, end of period (000)	$134,612		$127,953	$233,779	$228,741	$257,059	$290,021

Portfolio turnover	45%		116%	81%	75%	79%	71%

[1]	Based on average shares outstanding.
[2]	Total investment returns exclude insurance-related fees and expenses.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (Continued)

	BlackRock Global Allocation Portfolio

	Six Months Ended June 30, 2009 (Unaudited)[1]		Year Ended December 31,

			2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.97		$17.95	$17.03	$16.35	$15.41	$13.85

Net investment income[2]	0.17		0.38	0.40	0.43	0.37	0.32
Net realized and unrealized gain (loss)	0.60		(4.14)	2.65	2.32	1.29	1.71

Net increase (decrease) from investment operations	0.77		(3.76)	3.05	2.75	1.66	2.03

Dividends and Distributions from:
Net investment income	—		(1.00)	(0.65)	(0.53)	(0.52)	(0.47)
Net realized gain	—		(1.22)	(1.48)	(1.54)	(0.20)	—

Total dividends and distributions	—		(2.22)	(2.13)	(2.07)	(0.72)	(0.47)

Net asset value, end of period	$12.74		$11.97	$17.95	$17.03	$16.35	$15.41

Total Investment Return:[3]
Based on net asset value	6.43%	[4]	(20.75)%	17.96%	16.89% [5]	10.84%	14.69%

Ratios to Average Net Assets:
Total expenses	0.55%	[6]	0.60%	0.51%	0.50%	0.51%	0.46%

Total expenses after fees waived	0.51%	[6]	0.55%	0.51%	0.49%	0.49%	0.46%

Total expenses after fees waived and
excluding dividend expense	0.49%	[6]	0.50%	0.51%	0.49%	0.49%	0.46%

Net investment income	2.89%	[6]	2.31%	2.21%	2.47%	2.36%	2.18%

Supplemental Data:
Net assets, end of period (000)	$259,763		$256,591	$338,642	$305,221	$263,057	$238,823

Portfolio turnover	15%		53%	40%	102%	38%	44%

[1]	Consolidated financial highlights.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude insurance-related fees and expenses.
[4]	Aggregate total investment return.
[5]	An affiliate reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.
[6]	Annualized.

	BlackRock Government Income Portfolio

	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31,

			2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.75		$11.15	$11.20	$11.27	$11.41	$11.36

Net investment income[1]	0.20		0.39	0.54	0.51	0.44	0.34
Net realized and unrealized gain (loss)	(0.61)		0.49	(0.04)	(0.06)	(0.05)	0.13

Net increase (decrease) from investment operations	(0.41)		0.88	0.50	0.45	0.39	0.47

Dividends and distributions from:
Net investment income	(0.25)		(0.28)	(0.55)	(0.52)	(0.53)	(0.34)
Net realized gain	—		—	—	—	—	(0.08)

Total dividends and distributions	(0.25)		(0.28)	(0.55)	(0.52)	(0.53)	(0.42)

Net asset value, end of period	$11.09		$11.75	$11.15	$11.20	$11.27	$11.41

Total Investment Return:[2]
Based on net asset value	(3.53)%[3]		8.01%	4.66%	4.10%	3.44%	4.15%

Ratios to Average Net Assets:
Total expenses	0.49%	[4]	0.67%	0.51%	0.44%	0.44%	0.46%

Total expenses after fees waived	0.48%	[4]	0.67%	0.50%	0.44%	0.44%	0.43%

Total expenses after fees waived and
excluding interest expense	0.48%	[4]	0.48%	0.48%	0.44%	0.44%	0.43%

Net investment income	3.53%	[4]	3.47%	4.93%	4.60%	3.85%	2.94%

Supplemental Data:
Net assets, end of period (000)	$131,060		$147,878	$154,590	$168,566	$182,900	$175,146

Portfolio turnover	1,127%	[5]	6,059% [6]	2,313%	425%	79%	168%

[1]	Based on average shares outstanding.
[2]	Total investment returns exclude insurance-related fees and expenses.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 613%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 5,555%.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (Continued)

	BlackRock High Income Portfolio

	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31,

			2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$3.56		$5.47	$5.76	$5.70	$6.09	$5.88

Net investment income[1]	0.21		0.43	0.45	0.43	0.46	0.45
Net realized and unrealized gain (loss)	0.64		(1.91)	(0.29)	0.06	(0.34)	0.22

Net increase (decrease) from investment operations	0.85		(1.48)	0.16	0.49	0.12	0.67

Dividends from net investment income	(0.21)		(0.43)	(0.45)	(0.43)	(0.51)	(0.46)

Net asset value, end of period	$4.20		$3.56	$5.47	$5.76	$5.70	$6.09

Total Investment Return:[2]
Based on net asset value	24.48%	[3]	(28.61)%	2.75%	8.98%	2.14%	12.11%

Ratios to Average Net Assets:
Total expenses	0.73%	[4]	0.66%	0.56%	0.53%	0.52%	0.48%

Total expenses after fees waived	0.49%	[4]	0.50%	0.50%	0.50%	0.50%	0.48%

Net investment income	10.97%	[4]	8.83%	7.84%	7.57%	7.78%	7.57%

Supplemental Data:
Net assets, end of period (000)	$39,894		$31,058	$50,823	$58,007	$58,147	$84,603

Portfolio turnover	53%		53%	55%	66%	33%	72%

[1]	Based on average shares outstanding.
[2]	Total investment returns exclude insurance-related fees and expenses.
[3]	Aggregate total investment return.
[4]	Annualized.

	BlackRock Large Cap Core Portfolio

	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31,

			2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.02		$23.58	$25.18	$23.96	$21.25	$18.31

Net investment income[1]	0.11		0.24	0.28	0.25	0.16	0.19
Net realized and unrealized gain (loss)	(0.00)[2]		(9.21)	1.83	3.36	2.71	2.95

Net increase (decrease) from investment operations	0.11		(8.97)	2.11	3.61	2.87	3.14

Dividends and Distributions from:
Net investment income	—		(0.23)	(0.29)	(0.26)	(0.16)	(0.20)
Net realized gain	—		(0.36)	(3.42)	(2.13)	—	—

Total dividends and distributions	—		(0.59)	(3.71)	(2.39)	(0.16)	(0.20)

Net asset value, end of period	$14.13		$14.02	$23.58	$25.18	$23.96	$21.25

Total Investment Return[3]
Based on net asset value	0.78%	[4]	(37.95)%	8.29%	15.06%	13.49%	17.15%

Ratios to Average Net Assets:
Total expenses	0.48%	[5]	0.45%	0.43%	0.43%	0.43%	0.41%

Total expenses after fees waived	0.48%	[5]	0.44%	0.43%	0.43%	0.43%	0.41%

Net investment income	1.60%	[5]	1.22%	1.05%	0.99%	0.72%	1.00%

Supplemental Data:
Net assets, end of period (000)	$146,720		$159,086	$311,244	$320,187	$307,946	$273,549

Portfolio turnover	83%		104%	74%	64%	80%	127%

[1]	Based on average shares outstanding.
[2]	Amount is less than (0.01) per share.
[3]	Total investment returns exclude insurance-related fees and expenses.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (Concluded)

	BlackRock Money Market Portfolio

	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31,

			2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[1]	0.0029		0.0278	0.0492	0.0460	0.0284	0.0109
Net realized and unrealized gain (loss)	0.0000		0.0000	0.0002	0.0003	0.0001	(0.0008)

Net increase from investment operations	0.0029		0.0278	0.0494	0.0463	0.0285	0.0101

Dividends and Distributions from:
Net investment income	(0.0029)		(0.0278)	(0.0492)	(0.0460)	(0.0284)	(0.0109)
Net realized gain	—		—	—	—	—	(0.0000)

Total dividends and distributions	(0.0029)		(0.0278)	(0.0492)	(0.0460)	(0.0284)	(0.0109)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:[2]
Based on net asset value	0.29%	[3]	2.83%	5.03%	4.66%	2.84%	1.10%

Ratios to Average Net Assets:
Total expenses	0.49%	[4]	0.43%	0.41%	0.41%	0.42%	0.40%

Net investment income	0.59%	[4]	2.77%	4.92%	4.62%	2.82%	1.07%

Supplemental Data:
Net assets, end of period (000)	$281,065		$312,788	$301,754	$303,180	$303,999	$344,968

[1]	Based on average shares outstanding
[2]	Total investment returns exclude insurance-related fees and expenses.
[3]	Aggregate total investment return.
[4]	Annualized.

	BlackRock Total Return Portfolio

	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31,

			2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$9.94		$11.37	$11.41	$11.45	$11.85	$11.86

Net investment income[1]	0.28		0.54	0.55	0.52	0.44	0.37
Net realized and unrealized gain (loss)	0.26		(1.42)	(0.05)	(0.05)	(0.21)	0.16

Net increase (decrease) from investment operations	0.54		(0.88)	0.50	0.47	0.23	0.53

Dividends and Distributions from:
Net investment income	(0.28)		(0.55)	(0.54)	(0.51)	(0.58)	(0.52)
Net realized gain	—		—	—	—	(0.05)	(0.02)
Tax return of capital	—		—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.28)		(0.55)	(0.54)	(0.51)	(0.63)	(0.54)

Net asset value, end of period	$10.20		$9.94	$11.37	$11.41	$11.45	$11.85

Total Investment Return:[3]
Based on net asset value	5.56%	[4]	(7.77)%	4.47%	4.37%	2.01%	4.48%

Ratios to Average Net Assets:
Total expenses	0.59%	[5]	0.57%	0.49%	0.52%	0.50%	0.46%

Total expenses after fees waived	0.52%	[5]	0.54%	0.49%	0.50%	0.49%	0.46%

Total expenses after fees waived and
excluding interest expense	0.50%	[5]	0.50%	0.49%	0.50%	0.49%	0.46%

Net investment income	5.75%	[5]	5.03%	4.88%	4.65%	3.73%	3.12%

Supplemental Data:
Net assets, end of period (000)	$83,660		$106,108	$112,058	$116,151	$122,838	$135,237

Portfolio turnover	443%	[6]	871% [7]	281%	312%	236%	220%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns exclude insurance-related fees and expenses.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 214%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 607%.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the “Portfolios” or individually as a “Portfolio”). The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with generally accepted accounting principles of the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York (“Merrill Lynch”), and Monarch Life Insurance Company (“Monarch”) (an insurance company not affiliated with Merrill Lynch) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments: BlackRock Money Market Portfolio securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security.

BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, and BlackRock Total Return Portfolio:

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. TBA commitments are valued at the current market value of the underlying securities. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Portfolios value their investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of each Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Portfolios invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

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Collateralized Mortgage Obligations: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and Pos are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loans: Certain Portfolios invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies.

The Portfolios earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment, and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recognized on the

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accrual basis. When the Portfolios buy a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolios may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Portfolios may include covenant waiver fees and covenant modification fees.

The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolios’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. The Portfolio will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of each Portfolio.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing (not treated as purchase and sales) and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

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Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Repurchase Agreements: Certain Portfolios may invest in US government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Portfolios’ custodian. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolio could experience losses, delays and costs in liquidating the collateral.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolios’ obligation to repurchase the securities.

Short Sales: When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently “marked to market” to reflect the market value of the short sale. When the Portfolio makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

TBA Commitments: Certain Portfolios may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets.

Zero-Coupon Bonds: Certain Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, options, written options, written swaptions, structured options, swaps, forward foreign currency contracts, short sales or financial futures contracts), or certain borrowings (e.g. reverse repurchase agreements), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and

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records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Portfolio may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each Portfolio may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of realized gain, if any, on investments are paid at least annually. For BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of total distributions may be treated as a tax return of capital.

Securities Lending: Certain Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receives the income on the loaned securities but does not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Portfolios’ US federal tax returns remain open for each of the four years ended December 31, 2008. The statutes of limitations on the Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Bank Overdraft: BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio recorded bank overdrafts which resulted from estimates of available cash and BlackRock Total Return Portfolio recorded a bank overdraft which resulted from failed trades that settled the next day.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets – an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the

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relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd., a wholly owned subsidiary of the BlackRock Global Allocation Portfolio, which primarily invests in commodity-related instruments. Intercompany accounts and transactions have been eliminated.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolios and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counter-party does not perform under the contract. The Portfolios may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) an ISDA Master Agreement between their Portfolio and their counterparties. The ISDA Master Agreement allows each Portfolio to offset with their counterparty derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Portfolios from their counterparty are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Portfolios are subject to credit risk, equity risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments as described below.

Financial Futures Contracts—Certain Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by a Portfolio as unrealized gains or losses. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency Exchange Contracts—Certain Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to man-age the overall exposure to the foreign currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. In the event of default by the counterparty to the transaction, the Portfolios’ maximum amount of loss, as either the buyer or seller, is the unrealized loss of the contract.

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Options—Certain Portfolios may purchase and write call and put options to increase or decrease its exposure to underlying securities (equity risk and interest rate risk). When a Portfolio purchases a call option it may increase its exposure to the underlying security and when a Portfolio purchases a put option it may decrease its exposure to the underlying security. When a Portfolio writes a call option it may decrease its exposure to the underlying security and when a Portfolio writes a put option it may increase its exposure to the underlying security. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Portfolio bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolios purchasing a security at a price different from the current market value. The Portfolios may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Portfolios to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Portfolios’ maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

Structured Options—Certain Portfolios invests in structures options with approved counterparties. These structured options are European-Style Options and consist of multiple over-the-counter options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but maybe transferred/sold prior to the expiration date. Each of the component options is purchased or sold on a single underlying index. The value on structured options will increase when the value of the underlying index increases, and decrease when the value of the underlying index decreases. A Portfolio may also invest in structured options the return of which is inversely related to changes in an index (“Inverse Structured Options”). In general, the value on Inverse Structured Options will decrease when the value of the underlying index increases, and increase when the value of the underlying index decreases. Upon the exercise of the structured option, a Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise. Upon the exercise of the structured option, a Portfolio may receive a payment from, or be required to pay, the counterparty depending on the value of the structured option. Transactions in over-the-counter structured options may expose a Portfolio to the risk of default by the counterparty to the transaction.

Swaps: Certain Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by a Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual

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terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

  Credit default swaps—Certain Portfolios may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). A Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual under-lying securities included in the index occurs. As a buyer, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), a Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty to the transaction, a Portfolio’s maximum amount of loss, as either the buyer or seller, is the fair value of the credit default swap.

  Interest rate swaps—Certain Portfolios may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Portfolio’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

  Total return swaps—Certain Portfolios may enter into total return swaps for to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty. A Portfolio’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the total return swap’s remaining life. The Fund may mitigate this risk by offsetting any payables and/or receivables with collateral held or pledged.

  Swaptions—Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Portfolios bear the market risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written swaption could result in the Portfolios purchasing an interest rate swap at a price different from the current market value. The Portfolios execute transactions in over-the-counter swaptions. Transactions in over-the-counter swaptions may expose the Portfolios to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Portfolios’ maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

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Notes to Financial Statements (Continued)

Series Balanced Capital Portfolio

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

	Values of Derivative Instruments as of June 30, 2009*

	Asset Derivatives		Liability Derivatives

	Balance Sheet Location	Value	Balance Sheet Location	Value

Interest contracts**	Unrealized appreciation on swaps/	$2,110,602	Unrealized depreciation on	$4,775,490
	Net unrealized appreciation/		swaps/Net unrealized
	depreciation/Investments		appreciation/depreciation/
	at value — unaffiliated		Options written — at value

Foreign currency exchange contracts		—	Unrealized depreciation on foreign	48,546
			currency exchange contracts

Credit contracts	Unrealized appreciation on swaps	43,659	Unrealized depreciation on swaps	830,136

Total		$2,154,261		$5,654,172

*	For open derivative instruments as of June 30, 2009, see the Schedule of Investments, which is also indicative of activity for the six months ended June 30, 2009.
**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2009

	Net Realized Gain (Loss) from Derivatives Recognized in Income

	Options	Foreign Currency Exchange Contracts	Financial Futures Contracts	Swaps	Total

Interest rate contracts	$356,155	—	$(78,925)	$(2,277,805)	$(2,000,575)
Foreign currency exchange contracts	—	$37,125	—	—	37,125
Credit contracts	—	—	—	(223,529)	(223,529)

Total	$356,155	$37,125	$(78,925)	$(2,501,334)	$(2,186,979)

	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

	Options	Foreign Currency Exchange Contracts	Financial Futures Contracts	Swaps	Total

Interest rate contracts	$2,317,033	—	$(469,216)	$106,775	$1,954,592
Foreign currency exchange contracts	—	$(152,286)	—	—	(152,286)
Credit contracts	—	—	—	(880,521)	(880,521)

Total	$2,317,033	$(152,286)	$(469,216)	$(773,746)	$921,785

Series Global Allocation Portfolio*
 Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities:

	Values of Derivative Instruments as of June 30, 2009**

	Asset Derivatives		Liability Derivatives

	Consolidated Balance Sheet Location	Value	Consolidated Balance Sheet Location	Value

Equity contracts***	Net unrealized appreciation/	$546,107	Net unrealized appreciation/	$1,328,133
	depreciation/Investments		depreciation/Structured Options —
	at value — unaffiliated		at value/Options written — at value

Interest contracts***			Net unrealized	10,776
			appreciation/depreciation

Foreign currency exchange contracts	Unrealized depreciation on foreign	44,341	Unrealized depreciation on foreign	138,805
	currency exchange contracts/		currency exchange contracts
	Investments at value — unaffiliated

Credit contracts	Unrealized appreciation on swaps	59,863	Unrealized depreciation on swaps	228,845

Total		$650,311		$1,706,559

*	Consolidated Notes to Financial Statements.
**	For open derivative instruments as of June 30, 2009, see the Consolidated Schedule of Investments, which is also indicative of activity for the six months ended June 30, 2009.
***

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

The Effect of Derivative Instruments on the Consolidated Statement of Operations
Six Months Ended June 30, 2009

	Net Realized Gain (Loss) from Derivatives Recognized in Income

	Options	Financial Futures Contracts	Forward Currency Exchange Contracts	Swaps	Total

Equity contracts	$929,397	$451,647	—	—	$1,381,044
Interest rate contracts	—	(1,429)	—	—	(1,429)
Foreign exchange contracts	(21,704)	—	$(2,378,770)	—	(2,400,474)
Credit contracts	—	—	—	$(85,235)	(85,235)

Total	$907,693	$450,218	$(2,378,770)	$(85,235)	$(1,106,094)

	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

	Options	Financial Futures Contracts	Forward Currency Exchange Contracts	Swaps	Total

Equity contracts	$(489,136)	$(303,899)	—	—	$(793,035)
Interest rate contracts	—	(1,462)	—	—	(1,462)
Foreign exchange contracts	(46,615)	—	$(298,460)	—	(345,075)
Credit contracts	—	—	—	$(287,856)	(287,856)

Total	$(535,751)	$(305,361)	$(298,460)	$(287,856)	$(1,427,428)

Series Government Income Portfolio

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities:

Values of Derivative Instruments as of June 30, 2009*

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value

Interest rate contracts**	Unrealized appreciation on	$1,034,976	Unrealized depreciation on	$2,283,335
	swaps/Unrealized appreciation		swaps/Unrealized depreciation on
	on futures/Investments at value		futures/Option written — at value
— unaffiliated

*	For open derivative instruments as of June 30, 2009, see the Schedule of Investments, which is also indicative of activity for the six months ended June 30, 2009.
**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2009

	Net Realized Gain (Loss) from Derivatives Recognized in Income

	Options	Financial Futures Contracts	Swaps	Total

Interest rate contracts	$497,918	$(2,394,488)	$(107,009)	$(2,003,579)

	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

	Options	Financial Futures Contracts	Swaps	Total

Interest rate contracts	$604,944	$869,671	$(838,172)	$636,443

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

Series Total Return Portfolio

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities:

	Values of Derivative Instruments as of June 30, 2009*

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value

Interest rate contracts**	Unrealized appreciation on	$2,332,869	Unrealized depreciation on	$2,334,595
	swaps/Unrealized appreciation		swaps/Unrealized depreciation on
	on futures/Investments at value		futures/Option written — at value
	— unaffiliated

Foreign exchange contracts			Unrealized depreciation on foreign	25,815
			exchange contracts

Credit contracts	Unrealized appreciation on swaps	19,731	Unrealized depreciation on swaps	446,984

Total		$2,352,600		$2,807,394

*	For open derivative instruments as of June 30, 2009, see the Schedule of Investments, which is also indicative of activity for the six months ended June 30, 2009.
**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2009

	Net Realized Gain (Loss) from Derivatives Recognized in Income

	Options	Financial Futures Contracts	Forward Currency Exchange Contracts	Swaps	Total

Interest rate contracts	$7,455	$(179,026)	—	$(779,452)	$(951,023)
Foreign exchange contracts	—	—	$42,706	—	42,706
Credit contracts	—	—	—	(156,401)	(156,401)

Total	$7,455	$(179,026)	$42,706	$(935,853)	$(1,064,718)

	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

	Options	Financial Futures Contracts	Forward Currency Exchange Contracts	Swaps	Total

Interest rate contracts	$899,406	$(57,045)	—	$312,071	$1,154,432
Foreign exchange contracts	—	—	$(30,588)	—	(30,588)
Credit contracts	—	—	—	(468,255)	(468,255)

Total	$899,406	$(57,045)	$(30,588)	$(156,184)	$655,589

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Fund on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based upon the aggregate average daily value of the eight combined Portfolios’ average daily net assets at the following rates: 0.50% of the Portfolios’ average daily net assets not exceeding $250 million; 0.45% of next $50 million; 0.40% of the next $100 million; 0.35% of the next $400 million; and 0.30% of average daily net assets in excess of $800 million. The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager has entered into sub-advisory agreements, on behalf of each Portfolio, with BlackRock Investment Management, LLC ("BIM"), BlackRock International Ltd, BlackRock Financial Management, Inc. ("BFM") and BlackRock Institutional Management Corporation, Inc. (“BIMC”), each affiliates of the Manager, as follows:

Sub-Advisors

BlackRock Balanced Capital Portfolio BlackRock Fundamental Growth Portfolio BlackRock Global Allocation Portfolio*	BIM and BFM BIM BIM and BlackRock International Ltd.
BlackRock Government Income Portfolio BlackRock High Income Portfolio BlackRock Large Cap Core Portfolio BlackRock Money Market Portfolio BlackRock Total Return Portfolio	BFM BFM BIM BIMC BFM

*	Consolidated Notes to Financial Statements.

The Manager pays each sub-advisor for the services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Portfolio to the Manager.

The Manager entered into an agreement to waive or reimburse the Fund’s fees and expenses, to the extent that these fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, exceed 0.50% of a Portfolio’s average daily net assets. The following Portfolios had waivers that are shown as fees waived by advisor in the Statements of Operations.

	For the
	Six months ended
	June 30, 2009

	Fees Earned	Fees Waived

BlackRock Global Allocation Portfolio*
	$432,986	$47,037
BlackRock High Income Portfolio	$62,236	$42,471
BlackRock Government Income Portfolio	$261,631	$7,639
BlackRock Total Return Portfolio	$163,942	$35,442

*	Consolidated Notes to Financial Statements.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees certain Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statements of Operations.

In addition, for the six months ended June 30, 2009, the Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursement for
Accounting Services

BlackRock Balanced Capital Portfolio	$4,561
BlackRock Fundamental Growth Portfolio	$1,064
BlackRock Global Allocation Portfolio*	$2,569
BlackRock Government Income Portfolio.	$1,552
BlackRock High Income Portfolio	$290
BlackRock Large Cap Core Portfolio	$1,239
BlackRock Money Market Portfolio	$3,172
BlackRock Total Return Portfolio	$956

*	Consolidated Notes to Financial Statements.

The Fund, on behalf of the Portfolios, has also entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BIL”), which is an affiliate of BlackRock.

The Fund has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities. The Portfolio has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending—affiliated in the Statements of Operations. For the six-months ended June 30, 2009, BIM received securities lending agent fees as follows:

Securities Lending
Agent Fees

BlackRock Fundamental Growth Portfolio	$584
BlackRock Large Cap Core Portfolio	$2,186

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the transfer agent and dividend disbursing agent. Transfer agency fees borne by the Portfolios are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing,

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Portfolios are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Portfolios’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, (including paydowns, TBA and mortgage dollar roll transactions and excluding short-term securities and US government securities), for the six months ended June 30, 2009 were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock Global Allocation Portfolio*	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio

Total Purchases	$935,976,396	$56,219,223	$28,827,323	$1,203,360,376	$20,686,612	$121,659,803	$354,007,750

Total Sales	$960,805,535	$61,349,964	$25,195,563	$1,107,654,959	$16,946,617	$133,344,417	$369,709,754

*	Consolidated Notes to Financial Statements.

For the six months ended June 30, 2009, purchases and sales of US government securities were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio*	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

Total Purchases	$268,313,383	$6,206,080	$706,332,743	$132,602,624

Total Sales	$253,860,737	$8,431,586	$724,663,344	$123,463,686

*	Consolidated Notes to Financial Statements.

For the six months ended June 30, 2009, purchases and sales of mortgage dollar rolls were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

Total Purchases	$509,458,392	$732,376,578	$231,792,090

Total Sales	$573,823,692	$835,683,274	$258,420,511

Transactions in options written for the six months ended June 30, 2009 were as follows:

	BlackRock Balanced Capital Portfolio		BlackRock Global Allocation Portfolio*		BlackRock Government Income Portfolio		BlackRock Total Return Portfolio
		Premiums Received		Premiums Received		Premiums Received		Premiums Received
	Contracts†		Contracts		Contracts†		Contracts†

Outstanding put options written,
at beginning of period	29	$897,030	9,400	$6,063	33	$1,713,550	14	$581,350
Options written	148	2,137,283	131	79,646	128	342,275	2	91,100
Options expired	(23)	(476,882)	(100)	(7,907)	(58)	(94,088)	—	—
Options exercised	—	—	(9,400)	(6,063)	—	—	—	—
Options closed	(99)	(626,004)	—	—	(82)	(1,032,487)	—	—

Outstanding put options written,
at end of period	55	$1,931,427	31	$71,739	21	$929,250	16	$672,450

†  Some contracts include a notional amount of $1 million.
*  Consolidated Notes to Financial Statements.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

	BlackRock Balanced		BlackRock Global		BlackRock Government		BlackRock Total
	Capital Portfolio		Allocation Portfolio*		Income Portfolio		Return Portfolio
		Premiums		Premiums		Premiums		Premiums
	Contracts†	Received	Contracts	Received	Contracts†	Received	Contracts	Received

Outstanding call options written,
at beginning of period	29	$941,030	12,714	$1,302,152	33	$1,713,550	14	$581,350
Options written	41	2,082,550	1,862	706,134	3	139,500	2	91,100
Options expired	(20)	(520,000)	(12,470)	(1,123,496)	—	—	—	—
Options closed	(11)	(600,125)	(139)	(170,046)	(15)	(923,800)	—	—
Options exercised	—	—	(150)	(29,229)	—	—	—	—

Outstanding call options written,
at end of period	39	$1,903,455	1,817	$685,515	21	$929,250	16	$672,450

†  Some contracts include a notional amount of $1 million.

*  Consolidated Notes to Financial Statements.

5. Short-Term Borrowings:

The Fund, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. Each Portfolio, except BlackRock Money Market Portfolio, may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under each Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets. The Portfolios pay a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended June 30, 2009.

6. Average Borrowings:

For the six months ended June 30, 2009, the Portfolios’ average borrowings of treasury rolls and reverse repurchase agreements and the daily weighted average interest rate were as follows:

	BlackRock	BlackRock	BlackRock
	Balanced	Government	Total Return
	Capital Portfolio	Income Portfolio	Portfolio

Average Borrowings (000)	$10,432	$7,620	$7,816
Daily weighted average interest rate	0.05%	0.01%	0.10%

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

7. Capital Loss Carryforward:

As of December 31, 2008, the Portfolios had a capital loss carryforward available to offset future realized capital gains through the indicated year of expiration:

Expires June 30,	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio

2009	—	—	$8,474,548	—	—
2010	—	$61,514,097	10,420,967	—	—
2011	$18,456,704	35,877,169	9,089,143	—	—
2013	—	—	1,975,092	—	—
2014	—	—	664,870	—	$455,164
2016	$10,384,594	117,171	2,675,598	$17,479,224	727,271

Total	$28,841,298	$97,508,437	$33,300,218	$17,479,224	$1,182,435

8. Geographic, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

As of June 30, 2009 BlackRock Global Allocation Portfolio had the following industry classifications:

Percent of Long-Term
Industry	Investments

Oil & Gas	11%
Diversified Financial Services	8
Pharmaceuticals	6
Other*	75

*	All other industries held each were less than 5% of long-term investments.

9. Federal Insurance:

The BlackRock Money Market Portfolio participates in the US Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). As a result of the Portfolio’s participation in the Program, in the event the Portfolio’s net asset value falls below $0.995 per share, shareholders in the Portfolio will have federal insurance of $1.00 per share up to the lesser of shareholders’ balances in the Portfolio as of the close of business on September 19, 2008, or the remaining balances of such shareholder accounts as of the date the guarantee is triggered. Any increase in the number of shares in a shareholder’s balance after the close of business on September 19, 2008 and any future investments after a shareholder has closed their account will not be guaranteed. As a participant of the Program, which expires September 18, 2009, the Portfolio paid a participation fee of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 of the Portfolio’s shares outstanding value as of September 19, 2008. The participation fees for the year ended December 31, 2008 and the period January 1, 2009 to June 30, 2009 are included in federal insurance in the Statement of Operations.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	BlackRock		BlackRock		BlackRock		BlackRock
	Balanced Capital Portfolio		Fundamental Growth Portfolio		Global Allocation Portfolio*		Government Income Portfolio
Six Months Ended		Dollar		Dollar		Dollar		Dollar
June 30, 2009	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	31,827	$327,940	88,903	$1,545,323	411,246	$4,978,442	1,555,932	$17,804,235
Shares issued to
shareholders in
reinvestment of
dividends	—	—	—	—	—	—	248,170	2,822,733

Total issued	31,827	327,940	88,903	1,545,323	411,246	4,978,442	1,804,102	20,626,968
Shares redeemed	(2,929,400)	(32,047,894)	(425,704)	(7,137,330)	(1,453,829)	(16,760,089)	(2,575,391)	(29,185,484)

Net decrease	(2,897,573)	$(31,719,954)	(336,801)	$(5,592,007)	(1,042,583)	$(11,781,647)	(771,289)	$(8,558,516)

*	Consolidated Notes to Financial Statements.

	BlackRock		BlackRock		BlackRock		BlackRock
	High Income Portfolio		Large Cap Core Portfolio		Money Market Portfolio		Total Return Portfolio
Six Months Ended		Dollar		Dollar		Dollar		Dollar
June 30, 2009	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,481,469	$5,481,254	67,098	$866,050	24,726,361	$24,726,361	281,284	$2,753,412
Shares issued to
shareholders in
reinvestment of
dividends	490,489	1,859,638	—	—	881,123	881,123	265,710	2,632,663

Total issued	1,971,958	7,340,892	67,098	866,050	25,607,484	25,607,484	546,994	5,386,075
Shares redeemed	(1,187,752)	(4,419,158)	(1,033,735)	(13,767,517)	(57,342,589)	(57,342,589)	(3,014,562)	(30,062,324)

Net increase
(decrease)	784,206	$2,921,734	(966,637)	$(12,901,467)	(31,735,105)	$(31,735,105)	(2,467,568)	$(24,676,249)

	BlackRock		BlackRock		BlackRock		BlackRock
	Balanced Capital Portfolio		Fundamental Growth Portfolio		Global Allocation Portfolio		Government Income Portfolio
Year Ended		Dollar		Dollar		Dollar		Dollar
December 31, 2008	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	128,095	$1,772,856	198,196	$5,009,985	1,226,926	$21,168,484	1,371,774	$14,667,072
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	1,774,777	19,700,021	75,988	1,250,002	3,406,268	40,023,648	281,550	4,012,617

Total issued	1,902,872	21,472,877	274,184	6,259,987	4,633,194	61,192,132	1,653,324	18,679,689
Shares redeemed	(5,794,908)	(83,091,231)	(1,078,780)	(25,073,201)	(2,069,751)	(32,979,321)	(2,935,639)	(33,307,419)

Net increase (decrease)	(3,892,036)	$(61,618,354)	(804,596)	$(18,813,214)	2,563,443	$28,212,811	(1,282,315)	$(14,627,730)

	BlackRock		BlackRock		BlackRock		BlackRock
	High Income Portfolio		Large Cap Core Portfolio		Money Market Portfolio		Total Return Portfolio
Year Ended		Dollar		Dollar		Dollar		Dollar
December 31, 2008	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,530,498	$6,237,147	186,885	$3,845,730	105,151,067	$105,151,067	2,060,300	$22,972,048
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	684,459	3,923,008	475,905	6,400,924	8,811,090	8,811,090	521,908	5,968,562

Total issued	2,214,957	10,160,155	662,790	10,246,654	113,962,157	113,962,157	2,582,208	28,940,610
Shares redeemed	(2,790,236)	(13,254,729)	(2,515,657)	(49,950,526) (102,947,221)		(102,947,221)	(1,767,430)	(19,265,365)

Net increase
(decrease)	(575,279)	$(3,094,574)	(1,852,867)	$(39,703,872)	11,014,936	$11,014,936	814,778	$9,675,245

BlackRock Series Fund, Inc.
Notes to Financial Statements (Concluded)

11. Subsequent Events:

Effective July 1, 2009, BlackRock Fundamental Growth Portfolio and BlackRock Global Allocation Portfolio fees and expenses will be reimbursed to the extent that fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, exceed 0.57% of each Portfolio’s average daily net assets.

The Fund paid an ordinary income dividend on July 24, 2009 to shareholders of record on July 22, 2009 in the following amounts:

Amount

BlackRock Fundamental Growth Portfolio	$0.004480
BlackRock Global Allocation Portfolio	$0.107312
BlackRock Large Cap Core Portfolio	$0.042782

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through August 25, 2009, the date the financial statements were issued.

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Fundamental Growth Portfolio (the “Fundamental Growth Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock Government Income Portfolio (the “Government Income Portfolio”), BlackRock High Income Portfolio (the “High Income Portfolio”), BlackRock Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Money Market Portfolio (the “Money Market Portfolio”) and BlackRock Total Return Portfolio (the “Total Return Portfolio”) (each, a “Portfolio,” and collectively, the “Portfolios”), each a series of BlackRock Series Fund, Inc. (the “Fund”), met on May 5, 2009 and June 4-5, 2009 to consider the approval of the Portfolios’ investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Portfolio’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock International Limited; and (d) BlackRock Institutional Management Corporation (collectively, the “Sub-Advisors”) with respect to the Portfolios. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” For simplicity, the Portfolios and the Fund are referred to herein as the “Fund.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (Continued)

Board Considerations in Approving the Agreements

The Approval Process. Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

At an in-person meeting held on June 4-5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (Continued)

documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Balanced Capital Portfolio ranked in the first, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Fundamental Growth Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Global Allocation Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Government Income Portfolio ranked in the second quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the High Income Portfolio ranked in the third, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the High Income Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, exposure to bank loans detracted from performance as significant underperformance of bank loans in December 2008 caused the bank loan market to under-perform traditional high yield securities for the entire year. With regards to credit quality, the High Income Portfolio’s underweight to BB-rated securities also subtracted from returns as higher quality non-investment grade securities outperformed lower quality securities. From a sector perspective, security selection to the Paper and Automotive sectors and an underweight to the Non-Captive Diversified Finance sector subtracted from performance. The Board also noted the enhancements made to BlackRock’s Fixed Income Team and process. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the High Income Portfolio’s performance.

The Board noted that the Large Cap Core Portfolio ranked in the third, second and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Money Market Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Total Return Portfolio ranked in the third quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Total Return Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, performance of BlackRock’s multi-sector taxable fixed income funds in 2008 was challenged most significantly due to overweight exposure to commercial mortgage-backed securities, non-agency residential mortgage-backed securities, and financial credits (where applicable). BlackRock continues to

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (Continued)

monitor these positions closely and believes that certain securities continue to provide an attractive long term investment opportunity. The Board also noted the enhancements made to BlackRock’s Fixed Income Team and process. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Total Return Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by that Portfolio’s Peers. The Board also noted that each Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the aggregate assets of the Portfolios increase, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit each Portfolio’s total net expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (Concluded)

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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BlackRock Series Fund, Inc.
Officers and Directors

Robert M. Hernandez, Chairman of the Board
and Director
Fred G. Weiss, Vice Chairman of the Board,
Chairman of the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
Jean Margo Reid, Director
David H. Walsh, Director
Richard R. West, Director
Donald C. Burke, President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard B. Surloff, Secretary	Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian
The Bank of New York Mellon[1]
New York, NY 10286

Brown Brothers Harriman & Co.[2]
Boston, MA 02109-3661

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Distributor
BlackRock Distributors, LLC
New York, NY 10286

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Principal Office of the Fund
BlackRock Series Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

1	For all Portfolios except BlackRock Global Allocation Portfolio.
2	For BlackRock Global Allocation Portfolio.

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund; and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Fund. The Board wishes Ms. Reid well in her future endeavors.

BlackRock High Income Portfolio is managed by a team of financial professionals. Effective May 8, 2009, James Keenan, CFA, Mitchell S. Garfin, CFA and Derek Schoenhofen are the portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Keenan is Managing Director of BlackRock, Inc. since 2004 and senior high yield trader at Columbia Management Group from 2003 to 2004.

Mr. Garfin is Managing Director of BlackRock, Inc. since 2007 and portfolio manager thereof since 2005 and credit research analyst in BlackRock’s Portfolio Management Group from 2000 to 2006.

Mr. Schoenhofen is Director of BlackRock, Inc. since 2006 and Member of BlackRock’s Portfolio Management Group from 2000 to 2006.

BlackRock Series Fund, Inc.
BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms NQ may also be obtained upon request, without charge, by calling (800) 441-7762.

Availability of Proxy Voting Polices and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) on www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30, is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency, other than with respect to the Portfolio’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds disclosed in this annual report. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

59828-06/09

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures
11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable

12(b) –         Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By: /s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Series Fund, Inc.

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: August 21, 2009

By: /s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Series Fund, Inc.

Date: August 21, 2009